UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21632
Kiewit Investment Fund LLLP
(Exact name of registrant as specified in charter)
73 Tremont Street, Boston, Massachusetts 02108
(Address of principal executive offices) (Zip code)
Robert L. Giles, Jr.
73 Tremont Street
Boston, Massachusetts 02108
(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: 1-800-443-4306
Date of fiscal year end: March 31
Date of reporting period: August 24, 2005 to March 31, 2006

Item 1. Reports To Unitholders.
The following is a copy of the report transmitted to unitholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Kiewit

Kiewit Investment Fund LLLP
Annual Report

March 31, 2006

Investment Adviser

Offit Hall Capital Management LLC

www.kiewitinvestmentfund.com

Letter to Unitholders
March 31, 2006
Dear Unitholder:
We are pleased to report that as of March 31, 2006 the Fund had assets of more than $159 million representing more than 640 investors!
Performance
From the Fund’s inception (August 24, 2005) through March 31, 2006, the Kiewit Investment Fund LLLP (the “Fund”) had a total return, based on net asset value per unit, of 6.56% while the Fund’s “balanced” benchmark” (60% of the Russell 3000 Index / 40% of the Lehman Brothers U.S. Aggregate Bond Index) was up 5.27%.
As described in the Fund’s offering materials, the Fund is intended to be a long-term investment vehicle. Due to the investment goals and strategies of the Fund it is likely that the Fund’s performance, especially over short timeframes, will deviate, possibly dramatically, from the balanced benchmark.
As of fiscal year-end the Fund was invested in four asset classes: fixed income (comprising bonds and cash), international stocks (equities), US stocks (comprised of both passive and active strategies) and hedge funds (alternative assets). Within hedge funds, the newest addition to the Fund’s portfolio, we invested in both “absolute return” and “equity hedge” portfolio funds. As detailed in the prospectus, absolute return strategies seek to generate positive annual returns with low volatility in all market environments. Equity hedge fund managers typically buy and sell short US and global equities and are thus more correlated to equity markets than absolute return strategies. The goal of combining these asset classes in the Fund’s portfolio is to produce similar or better net returns than the balanced benchmark with comparable or less volatility.
During the period, the largest positive contributor to performance for the Fund was the equity portfolio. Among the equity strategies, international equities had the highest absolute performance. The Fund’s cash portfolio and hedge fund portfolio also generated positive contributions during the period. Fixed income was the only asset class that contributed negatively to the portfolio in the period, in line with the Lehman Aggregate that was also slightly down for the period.
Asset Allocation
The Asset Allocation for the Fund as of March 31, 2006 is shown below.
# Short-term investments include cash/cash equivalents and other assets less liabilities.
Investments
As of March 31, 2006 the Fund continued to have assets with three sub-advisers: Payden & Rygel (cash and fixed income), SSgA Funds Management (“SSgA”) (US Passive Equities) and Pzena Investment Management (US Active Equities).
Additionally, we continue to have a portion of Fund assets allocated to ValueAct Capital Partners II, LP (US Active Equities) and two active international equity mutual funds: Oakmark International Fund (“Oakmark”) and Longleaf International Equity Fund (“Longleaf”).

An additional international active manager, Walter Scott & Partners International Equity LLC (“Walter Scott”) was added to the portfolio in October of 2005.
The Fund also deployed a substantial portion of its allocation to hedge funds in the third quarter, with allocations to three absolute return funds (Canyon Value Realization Fund LP, FFIP LP and Perry Partners LP) and three equity hedge funds (Lansdowne European Strategic Equity Fund LP, Royal Capital Value LP and Tiedemann Global Emerging Markets QP LP).
On March 31st, the Fund had a cash balance of 9%. The remaining cash represents a combination of cash held for liquidity (approximately 5%) and cash held pending investments (approximately 4%.)
Equity Spotlight
In this letter we will focus on the long-term role of equities in the Fund portfolio, the managers we are using in this area, and the key drivers of performance.
As of March 31st, the Fund’s overall allocation to Equities was 57.1%, with 41.1% allocated to domestic equities and 16.0% allocated to international/emerging markets equities. The purpose of the equity allocation is to provide long-term capital appreciation over full market cycles (5-7 years). The largest component of the domestic equity allocation (53.8% of the overall equity allocation) is the SSgA allocation, a passive strategy designed to replicate the performance of a broad-based stock index, in this case the Russell 3000. We believe that this passive equity allocation has the potential to provide attractive equity returns for long-term investors. We have selected two eclectic active investment strategies, ValueAct Capital Partners (“ValueAct”) and Pzena Investment Management (“Pzena”) to complement this passive allocation. Pzena focuses on “undervalued” US equities (measured by comparing current price/earning ratios to historical levels) and typically holds 30-40 positions. One strategy employed by ValueAct is to take large ownership stakes in publicly traded companies where the manager believes there is the potential to work with the company’s management and/or board to generate shareholder value. Recently, ValueAct has been in the press for their stake in Chiron (a biotechnology company), lobbying for a higher buyout bid from Swiss drug company Novartis.
The Fund also has an allocation to international/emerging markets equities. We believe that having an international component to the Fund is important given increasing globalization. The Fund has made allocations to three international funds — Longleaf, Oakmark and Walter Scott. Both Longleaf and Oakmark are value-oriented funds, using bottom-up research to find companies that the manager believes are trading at a significant discount to their true value. Walter Scott also does fundamental research, focusing on companies that the manager believes have high growth potential with reasonable valuations. Each of the international fund managers is willing to deviate meaningfully from the benchmark international indices and typically seeks to invest in companies for 3 years or greater. An allocation to an Asia-focused equity manager was made subsequent to fiscal year end, rounding out the equity allocation for the Fund.
The next report on the Fund will be the semi-annual report as of September 30th, 2006. We look forward to the opportunity to discuss the Fund again with you in our next report.
Sincerely,
Kathryn A. Hall
Offit Hall Capital Management LLC — Fund Adviser
Past performance does not guarantee future results.
Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
An investment in the Fund entails substantial risks; loss of principal is possible. These risks include but are not limited to general market risks, fund specific risks, investment and securities specific risks, special investment instrument and technique risks, special risks of hedge funds and other unregistered portfolio funds. Please see the prospectus for further details. This may not be suitable for all investors.
The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.
(5/06)

2

Kiewit Investment Fund LLLP

Performance Information (Unaudited) Total Return For the Period Ended March 31, 2006	6.56%†

Total Return For the Balanced Benchmark For the Period Ended March, 31, 2006*	5.27%†

Portfolio Summary
As of March 31, 2006

Payden & Rygel

Percentage
Top Five Short-Term Investments#	of Net Assets

U.S. Treasury Bill 4.52%, due 08/17/06 (a)(e)	2.5%
Federal Agricultural Mortgage Corp. 4.32%, due 04/06/06 (a)	1.8
Federal Home Loan Bank 4.39%, due 04/07/06 (a)	1.5
Federal Home Loan Mortgage Corp. 4.60%, due 06/13/06 (a)	0.8
Federal Farm Credit Bank 4.77% due 07/26/06 (a)	0.8

Total	7.4%
Pzena Investment Management, LLC

Percentage
Top Five Common Stocks††	of Net Assets

Morgan Stanley	0.2%
Whirlpool Corp.	0.2
Allstate Corp.	0.2
Torchmark Corp.	0.2
Federal Home Loan Mortgage Corp.	0.2

Total	1.0%
SSgA Funds Management, Inc.

Percentage
Top Five Common Stocks††	of Net Assets

Exxon Mobil Corp.	0.8%
General Electric Co.	0.8
Microsoft Corp.	0.5
Citigroup, Inc.	0.5
Bank of America Corp.	0.5

Total	3.1%

Percentage
Top Five Fixed Income Investments	of Net Assets

Federal National Mortgage Association 6.00%, due 04/25/36 TBA (d)(f)	1.2%
Federal National Mortgage Association 5.50%, due 04/25/36 TBA (d)(f)	1.2
U.S. Treasury Note 4.00%, due 02/15/15	1.0
U.S. Treasury Note 3.875%, due 09/15/10 (e)	0.6
U.S. Treasury Note 3.625% due 04/30/07	0.5

Total	4.5%

*	The Balanced Benchmark is an unmanaged index created by the Adviser. It consists of a 60% weighting of the Russell 3000 Index and a 40% weighting of the Lehman Brothers U.S. Aggregate Bond Index. Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers U.S. Aggregate Bond Index represents debt securities that are SEC-registered, taxable, and dollar denominated; the index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Balanced Benchmark is not managed and does not reflect sales charges, commissions, expenses or taxes. Investments cannot be made directly into the Balanced Benchmark.

†	Since inception, August 24, 2005. Not annualized.

††	Excluding short-term investments.

#	Short-term investments include cash/cash equivalents and other assets less liabilities.

(a)	Zero coupon security — rate disclosed is yield as of March 31, 2006.

(d)	Dollar roll transaction.

(e)	All or a portion of the security has been segregated to meet the Fund’s obligation for delayed delivery securities.

(f)	Security is subject to delayed delivery. See Note 4 to Financial Statements.
TBA — To be announced.

3

Kiewit Investment Fund LLLP

Summary Schedule of Investments as of March 31, 2006	(in U.S. dollars)

			Percentage
		Market	of Net
	Shares	Value	Assets

EQUITY INVESTMENTS Common Stocks (Active & Passive Domestic Equities) Consumer Discretionary
Whirlpool Corp.	4,050	$370,454	0.2%
Other**	217,780	6,614,546	4.2%

		6,985,000	4.4%

Consumer Staples
Procter & Gamble Co.	10,902	628,173	0.4%
Altria Group, Inc.	7,100	503,106	0.3%
Wal-Mart Stores, Inc.	8,600	406,264	0.3%
Other**	83,060	2,866,533	1.8%

		4,404,076	2.8%

Energy
Exxon Mobil Corp.	21,700	1,320,662	0.8%
Chevron Corp.	7,700	446,369	0.3%
Other**	51,295	2,631,167	1.7%

		4,398,198	2.8%

Financials
Citigroup, Inc.	23,975	1,132,339	0.7%
JPMorgan Chase & Co.	18,400	766,176	0.5%
Bank of America Corp.	15,854	721,991	0.4%
Morgan Stanley	9,375	588,937	0.4%
American International Group, Inc.	7,800	515,502	0.3%
Federal Home Loan Mortgage Corp.	7,450	454,450	0.3%
Allstate Corp.	8,700	453,357	0.3%
Federal National Mortgage Association	8,575	440,755	0.3%
Wells Fargo & Co.	5,800	370,446	0.2%
Other**	181,006	8,064,287	5.1%

		13,508,240	8.5%

Health Care
Pfizer, Inc.	35,725	890,267	0.6%
Johnson & Johnson	12,450	737,289	0.5%
Bristol-Myers Squibb Co.	17,300	425,753	0.3%
Other**	125,866	5,352,889	3.3%

		7,406,198	4.7%

Industrials
General Electric Co.	36,100	1,255,558	0.8%
Union Pacific Corp.	3,875	361,731	0.2%
Other**	88,201	4,304,776	2.7%

		5,922,065	3.7%

Information Technology
Microsoft Corp.	39,625	1,078,196	0.7%
Hewlett-Packard Co.	16,150	531,335	0.3%
Cisco Systems, Inc.*	21,900	474,573	0.3%
International Business Machines Corp.	5,500	453,585	0.3%
Intel Corp.	20,900	404,415	0.2%
Other**	351,751	6,189,738	3.9%

		9,131,842	5.7%

Materials
Other**	41,580	1,683,729	1.0%

Telecommunications Services
Other**	56,642	1,494,860	0.9%

Utilities
Other**	58,664	2,057,736	1.3%

Total Common Stocks (Active & Passive Domestic Equities) (Cost $52,623,052)		56,991,944	35.8%

The accompanying notes are an integral part of the financial statements.

4

Kiewit Investment Fund LLLP

Summary Schedule of Investments (continued) as of March 31, 2006	(in U.S. dollars)

			Percentage
		Market	of Net
	Shares	Value	Assets

Investment Companies (Active International & Passive Domestic Equities)
Oakmark International Fund	309,052	$7,667,590	4.8%
Longleaf Partners International Fund	405,061	7,416,661	4.7%
Other**	104	1,787	0.0%

Total Investment Companies (Active International & Passive Domestic Equities) (Cost $14,041,979)		15,086,038	9.5%
Partnerships (Active Domestic & International Equities)(c)
Partnership (Active Domestic Equity)
ValueAct Capital Partners, L.P.		$8,374,402	5.3%
Partnership (Active International Equity)
Walter Scott International Fund LLC		10,379,348	6.5%

Total Partnerships (Active Domestic & International Equities) (Cost $16,400,000)		18,753,750	11.8%

TOTAL EQUITY INVESTMENTS (Cost $83,065,031)		90,831,732	57.1%

ALTERNATIVE ASSETS(c)
Hedge Funds
Canyon Value Realization Fund, L.P.		9,317,405	5.8%
FFIP, L.P.		8,363,299	5.2%
Lansdowne European Strategic Equity Fund, L.P.		3,958,681	2.5%
Perry Partners, L.P.		9,119,279	5.7%
Royal Capital Value Fund, L.P.		3,576,567	2.3%
Tiedemann Global Emerging Markets QP L.P.		3,757,872	2.4%

TOTAL ALTERNATIVE ASSETS (Cost $36,500,000)		38,093,103	23.9%

	Principal
	Amount

FIXED INCOME INVESTMENTS
Asset Backed Securities
Other**	$1,148,311	1,134,687	0.7%

Collateralized Mortgage Obligations
GE Capital Commercial Mortgage Corp., Series 05-CI, Class A2, 4.353%, due 06/10/48	400,000	385,940	0.2%
Other**	580,000	567,753	0.4%

		953,693	0.6%

Corporate Bonds
Consumer Discretionary
Other**	273,000	276,021	0.2%

Consumer Staples
Other**	35,000	38,774	0.0%

Energy
Other**	100,000	103,752	0.1%

Financials
Other**	652,000	639,212	0.4%

Health Care
Other**	147,000	148,033	0.1%

Industrials
Other**	50,000	54,483	0.0%

Information Technology
Other**	20,000	19,534	0.0%

The accompanying notes are an integral part of the financial statements.

5

Kiewit Investment Fund LLLP

Summary Schedule of Investments (continued) as of March 31, 2006	(in U.S. dollars)

			Percentage
	Principal	Market	of Net
	Amount	Value	Assets

Materials
Other**	$66,000	$64,475	0.0%

Telecommunication Services
Other**	215,000	218,238	0.1%

Utilities
Other**	120,000	123,315	0.1%

U.S. Government Securities
Federal Home Loan Mortgage Corp.
4.00%, due 08/17/07	310,000	305,451	0.2%
4.125%, due 10/18/10	150,000	143,835	0.1%
6.25%, due 07/15/32	60,000	67,752	0.0%

		517,038	0.3%

Federal National Mortgage Association
6.00%, due 04/25/36 TBA (d)(f)	1,950,000	1,949,392	1.2%
5.50%, due 04/25/36 TBA (d)(f)	1,890,000	1,844,523	1.2%
5.50%, due 04/01/34	414,499	405,503	0.3%
5.00%, due 04/25/36 TBA (d)(f)	390,000	371,231	0.2%
3.25%, due 02/15/09	200,000	190,172	0.1%
5.50%, due 05/01/34	131,743	128,853	0.1%

		4,889,674	3.1%

Government National Mortgage Association 5.50%, due 04/15/36 TBA (d)(f)	580,000	574,200	0.4%

U.S. Treasury Bonds 6.125%, due 11/15/27 (e)	580,000	660,294	0.4%
6.25%, due 08/15/23	210,000	238,170	0.2%

		898,464	0.6%

U.S. Treasury Notes 4.00%, due
02/15/15	1,620,000	1,518,180	1.0%
2.50%, due 10/31/06	1,100,000	1,085,348	0.7%
3.875%, due 09/15/10 (e)	1,070,000	1,029,248	0.6%
3.625%, due 04/30/07	880,000	868,587	0.5%
4.50%, due 02/15/16 (f)	490,000	476,563	0.3%
3.00%, due 02/15/09	27,000	25,692	0.0%
4.25%, due 08/15/13	10,000	9,618	0.0%

		5,013,236	3.1%

TOTAL FIXED INCOME INVESTMENTS (Cost $15,975,653)		15,666,829	9.8%

SHORT-TERM INVESTMENTS
Commercial Paper
Other**	195,315	195,315	0.1%

The accompanying notes are an integral part of the financial statements.

6

Kiewit Investment Fund LLLP

Summary Schedule of Investments (continued) as of March 31, 2006	(in U.S. dollars)

			Percentage
	Principal	Market	of Net
	Amount	Value	Assets

Discount Notes
Federal Agricultural Mortgage Corp. 4.32%, due 04/06/06 (a)	$2,880,000	$2,877,930	1.8%

Federal Home Loan Bank 4.39%, due 04/07/06 (a)	2,370,000	2,367,977	1.5%

Federal Home Loan Mortgage Corp. 4.60%, due 06/13/06 (a)	1,300,000	1,287,822	0.8%

Federal Farm Credit Bank 4.77% due 07/26/06 (a)	1,300,000	1,280,158	0.8%

Federal National Mortgage Association 4.24%, due 04/05/06 (a)	405,000	404,761	0.3%

U.S. Treasury Securities
U.S. Treasury Bills 4.31%-4.52%, due 06/08/06-08/17/06 (a)(b)(e)	6,036,000	5,948,427	3.7%

TOTAL SHORT-TERM INVESTMENTS (Cost $14,361,952)		14,362,390	9.0%

TOTAL INVESTMENTS (Cost $149,902,636) (g)		158,954,054	99.8%
Other Assets less Liabilities		373,119	0.2%

NET ASSETS		$159,327,173	100.0%

*	Non-income producing security.

**	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

(a)	Zero coupon security — rate disclosed is yield as of March 31, 2006.

(b)	All or a portion of the security was pledged to cover margin requirements for futures contracts.

(c)	Securities were valued at fair value — At March 31, 2006, the Fund held $56,846,853 of fair valued securities, representing 35.7% of net assets.

(d)	Dollar roll transaction.

(e)	All or a portion of the security has been segregated to meet the Fund’s obligation for delayed delivery securities.

(f)	Security is subject to delayed delivery. See Note 4 to Financial Statements.

(g)	Estimated tax basis approximates book cost. See Note H to Financial Statements.
TBA — To be announced.

Futures Contracts:
      Kiewit Investment Fund LLLP had the following futures contract(s) open at period end:

	Number	Notional	Expiration	Net Unrealized
	of Contracts	Market Value	Date	Appreciation

Long:
E-mini Russell 2000 Index	1	$385,900	Jun - 06	$3,928
E-mini S & P 500 Index	7	456,155	Jun - 06	2,589
E-mini S & P MidCap Index	1	79,840	Jun - 06	2,528

				$9,045

    This Summary Schedule of Investments does not reflect the complete portfolio holdings of the Fund. The complete Schedule of Investments is available (i) without charge, upon request, by calling the Fund toll-free at 800-443-4306; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.
The accompanying notes are an integral part of the financial statements.

7

Kiewit Investment Fund LLLP
Statement of Assets and Liabilities
March 31, 2006

ASSETS:
Investments, at Value (Cost $149,902,636)	$158,954,054
Cash	147,295
Prefunded Portfolio Fund (Note 6)	5,000,000
Receivable for Investment Securities Sold	3,275,169
Dividends and Interest Receivable	161,472
Prepaid Insurance Fee	94,477

Total Assets	167,632,467

LIABILITIES:
Investment Securities Purchased Payable	7,573,001
Units Redeemed Payable	410,252
Advisory and Sub-Advisory Fees Payable	149,423
Administration Fees Payable	31,035
Directors’ and Officers’ Fees Payable	18,886
Variation Margin Payable	1,070
Accrued Expenses	121,627

Total Liabilities	8,305,294

Net Assets	$159,327,173

NET ASSETS CONSIST OF:
Paid-in Capital	$149,618,034
Undistributed Net Investment Income	638,201
Accumulated Net Realized Gain	10,475
Unrealized Appreciation on:
Investments	9,051,418
Futures Contracts	9,045

Net Assets	$159,327,173

Units Outstanding (unlimited units authorized)	9,967.75

Net Asset Value Per Unit	$15,984.27

The accompanying notes are an integral part of the financial statements.

8

Kiewit Investment Fund LLLP
Statement of Operations
For the Period Ended March 31, 2006†

Investment Income:
Dividends	$1,110,587
Interest	956,330

Total Income	2,066,917

Expenses:
Advisory and Sub-Advisory Fees (Note B)	394,054
Legal Fees	308,836
Administration Fees (Note C)	202,181
Directors’ and Officers’ Fees	176,120
Insurance Fees	141,939
Unitholder Reports	64,513
Audit Fees	55,500
Transfer Agent Fees	48,000
Custodian Fees (Note F)	21,000
Registration and Filing Fees	11,446
Miscellaneous Expenses	5,127

Total Expenses	1,428,716

Net Investment Income	638,201

Net Realized Gain (Loss) on:
Investments Sold	(16,412)
Futures Contracts	26,887

Net Realized Gain	10,475

Change in Unrealized Appreciation (Depreciation) on:
Investments	9,051,418
Futures Contracts	9,045

Change in Unrealized Appreciation (Depreciation)	9,060,463

Total Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	9,070,938

Net Increase in Net Assets Resulting from Operations	$9,709,139

† The Fund commenced investment operations on August 24, 2005.
The accompanying notes are an integral part of the financial statements.

9

Kiewit Investment Fund LLLP
Statement of Changes in Net Assets

For the Period
August 24, 2005† to
March 31, 2006

Increase in Net Assets
Operations:
Net Investment Income	$638,201
Net Realized Gain	10,475
Change in Unrealized Appreciation (Depreciation)	9,060,463

Net Increase in Net Assets Resulting from Operations	9,709,139

Capital Transactions: (1)
Subscribed	149,928,286
Redeemed	(410,252)

Net Increase in Net Assets from Capital Share Transactions	149,518,034

Total Increase in Net Assets	159,227,173

Net Assets:
Beginning of Period	$100,000

End of Period	$159,327,173

Undistributed Net Investment Income Included in End of Period Net Assets	$638,201

(1) Capital Transactions: Units Subscribed	9,993.75
Units Redeemed	(26.00)

Net Increase in Units from Capital Share Transactions	9,967.75

† Commencement of investment operations.
The accompanying notes are an integral part of the financial statements.

10

Kiewit Investment Fund LLLP
Statement of Cash Flows

For the Period Ended
March 31, 2006†

Cash Flows from Operating Activities:
Net increase in net assets from operations	$9,709,139
Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash used in Operating Activities:
Purchase of investment securities	(193,887,402)
Proceeds from disposition of investment securities	58,742,859
Purchase of short-term investment securities, net	(14,128,464)
Increase in prefunded portfolio fund	(5,000,000)
Increase in receivable for investment securities sold	(3,275,169)
Increase in dividends and interest receivable	(161,472)
Increase in prepaid insurance fee	(94,477)
Increase in investment securities purchased payable	7,573,001
Increase in advisory and sub-advisory fees payable	149,423
Increase in administration fees payable	31,035
Increase in directors’ and officers’ fees payable	18,886
Increase in variation margin payable	1,070
Increase in accrued expenses	121,627
Net accretion of discounts and premiums	(646,041)
Unrealized appreciation on securities and currencies	(9,051,418)
Net realized gain from investments and currencies	16,412

Net cash used in operating activities	(149,880,991)

Cash Flows from Financing Activities:
Increase in units redeemed payable	410,252
Proceeds from shares subscribed	149,928,286
Payment on shares redeemed	(410,252)

Net cash provided by financing activities	149,928,286

Net increase in cash	47,295
Cash:
Beginning balance	100,000

Ending balance	$147,295

† The Fund commenced investment operations on August 24, 2005.
The accompanying notes are an integral part of the financial statements.

11

Kiewit Investment Fund LLLP
Financial Highlights
For a Unit Outstanding Throughout the Period

For the Period
August 24, 2005† to
March 31, 2006

Net Asset Value, Beginning of Period	$15,000.00

Income from Investment Operations:
Net Investment Income	64.03
Net Realized and Unrealized Gain	920.24

Total from Investment Operations	984.27

Net Asset Value, End of Period	$15,984.27

Total Return	6.56%**

Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)	$159,327
Ratio of Expenses to Average Net Assets	1.58%*
Ratio of Net Investment Income to Average Net Assets	0.70%*
Portfolio Turnover Rate	51%**
 † Commencement of investment operations.
 * Annualized.
** Not annualized.
The accompanying notes are an integral part of the financial statements.

12

Kiewit Investment Fund LLLP
Notes to Financial Statements
March 31, 2006
Kiewit Investment Fund LLLP (the “Fund”) is a Delaware limited liability limited partnership registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is organized as an “employees’ securities company” under the 1940 Act and has received an order from the Securities and Exchange Commission (the “Commission” or the “SEC”) exempting the Fund from certain provisions of the 1940 Act. The Fund commenced investment operations on August 24, 2005.
The Fund’s investment objective is long-term capital growth with consideration given to consistency of returns. There is no assurance that the Fund will achieve its investment objective.
The Fund is designed as a long-term investment vehicle primarily for current full-time and certain former employees of Peter Kiewit Sons’, Inc. (“Kiewit”) and its affiliated companies who are or were holders of Kiewit’s $0.01 par value common stock and members of each such person’s immediate family.
A. Summary of Significant Accounting Policies: The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require the Fund to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
  1. Security Valuation:
Fund securities are priced on the last business day of each quarter. In computing net asset value, securities and assets of the Fund will be valued at market value, if market quotations are readily available, or will be valued at fair value as determined in accordance with procedures adopted by the Fund’s Board of Directors (the “Board”). The Board has approved procedures pursuant to which the Fund may value its investments in public mutual fund and private investment funds managed by third parties (“Portfolio Funds”) at fair value. As a general matter, the fair value of the Fund’s interest in a private investment fund will represent the amount that the Fund believes it reasonably could expect to receive in a current sale to a third party or from a Portfolio Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Fund’s valuation procedures require the Fund’s investment adviser, Offit Hall Capital Management LLC (“Offit Hall” or “the Adviser”), to consider all relevant information available at the time the Fund values its portfolio, including the most recent final or estimated value reported by the Portfolio Funds, as well any other relevant information available at the time the Fund values its portfolio. The Adviser will consider such information, and may conclude in certain circumstances that the information provided by the portfolio manager of a Portfolio Fund does not represent the fair value of the Fund’s interest in the Portfolio Fund.
  2. Futures:
Financial futures contracts (secured by cash and securities deposited with brokers as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statement of Operations. Variation margin payable (receivable) includes initial margin and variation margin, as stated in the Statement of Assets and Liabilities. Futures contracts may be used by the Fund in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from the value of the related securities. Futures contracts involve market risk that may exceed the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible

13

Kiewit Investment Fund LLLP
Notes to Financial Statements (continued)
movements in the prices of securities relating to these instruments. The change in value of futures contracts primarily correlates with the value of their related securities, but may not precisely correlate with the change in value of such securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
  3. Real Estate Investment Trusts:
The Fund may invest in both publicly and privately traded real estate investment trusts (“REITs”). REITs are real estate companies that pool investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and gradual asset appreciation. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. REITs report information on the source of the distributions annually. A portion of distributions received from REITs during the period is estimated to be dividend income and a portion is estimated to be return of capital and is recorded as a reduction of their cost. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.
  4. Delayed Delivery Transactions:
The Fund may purchase or sell securities on a “when-issued” or “delayed delivery” basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Cash or liquid securities are designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, the Fund may lose some flexibility in managing its investments, responding to unitholder redemption requests, or meeting other current obligations. Additionally, losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
  5. Dollar Rolls:
The Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Fund accounts for these transactions as purchases and sales. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Fund exceeding

14

Kiewit Investment Fund LLLP
Notes to Financial Statements (continued)
the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the similar securities.
During the period ended March 31, 2006, the Fund* engaged in dollar roll transactions:

Average
Maximum	Principal	Average	Average	Amount
Amount	Amount	Amount	Units	Per Unit
Outstanding	Outstanding	Outstanding	Outstanding	Outstanding	Fee
During the	as of	During the	During the	During the	Income
Period	03/31/06	Period	Period	Period	Earned

$5,060,195	$4,810,000	$4,573,363	9,781	$467.57	$32,056

*	Payden & Rygel (a Sub-Adviser) engaged in mortgage doll roll transactions on behalf of the Fund.
  6. Prefunded Portfolio Fund:
On March 31, 2006 the Fund made an advance capital contribution in the amount of $5,000,000 to the Liberty Square Strategic Partners IV (Asia), L.P. This investment will be effective April 1, 2006.
  7. Organizational Costs:
Kiewit paid all the Fund’s initial organizational and offering expenses.
B. Advisory and Sub-Advisory Fees: Offit Hall serves as the Fund’s investment adviser and provides investment management services to the Fund. The Adviser is responsible for developing, implementing and supervising the Fund’s investment program, subject to the supervision of the Board. The Fund pays the Adviser an advisory fee computed on the percentage of the Fund’s assets invested in certain asset classes expressed as an annual percentage of the Fund’s net assets and determined and paid as of the end of each quarter as set forth below:

Asset Class	Fees Charged by Adviser

Short-Term and Fixed Income Investments	0.125%
Passive U.S. Equities (Russell 3000 Index)	0.125%
Active U.S. Equities	0.500%
Active International Equities	0.500%
Hedge Funds	0.550%
The Fund will pay each Sub-Adviser an advisory fee computed as a percentage of the Fund’s net assets allocated to such Sub-Adviser. The Sub-Advisers selected by the Board are: (1) Pzena Investment Management, LLC, which is responsible for a portion of the Fund’s active U.S. equity strategy, (2) Payden & Rygel, which is responsible for a portion of the Fund’s fixed income strategy, including managing the Fund’s cash account, and (3) SSgA Funds Management, Inc., which is responsible for managing the Fund’s Russell 3000 Index strategy. The advisory fees charged by Sub-Advisers are dependent on the asset class in which the Sub-Advisers invest. Fees are expressed as an

15

Kiewit Investment Fund LLLP
Notes to Financial Statements (continued)
annual percentage of the Fund’s net assets allocated to the Sub-Adviser determined and paid as of the end of each month as set forth below:

Estimate of Fees Charged by
Asset Class	Sub-Advisers

Cash and Fixed Income	0.15% - 0.22%
Passive U.S. Equity	0.04% - 0.08%
Active U.S. Equity	0.70% - 1.00%
C. Administration Fees: Under the terms of an administration agreement with the Fund, J.P. Morgan Investor Services Co. provides tax, accounting and administrative services to the Fund. In consideration for these services, the Fund pays J.P. Morgan Investor Services Co. a fee of $26,500 plus reimbursement of certain out-of-pocket expenses as of the last day of each month, and a fee of approximately $2,900 per month for tax services.
D. Distributor: Limited Partnership Units of the Fund (“Units”) are distributed by Quasar Distributors, LLC (the “Distributor”). Kiewit pays the Distributor for its services in connection with the offering of Units.
E. Investment Professional: Kiewit has retained Linsco Private Ledger Corp., through its investment adviser representatives at Carson Wealth Management Group (the “Investment Professional”), to be available to consult with each potential investor. Before any prospective investor may invest in the Fund, the Fund will require the following certifications from the investor: (1) he or she is eligible to own Units and meets other requirements for investment, (2) the investor will not transfer his or her Units except in accordance with the Partnership Agreement, (3) the prospective investor is aware of the availability of the Investment Professional for personal consultation without charge to the potential investor or the Fund and (4) the potential investor had the opportunity to consult with the Investment Professional to the extent that he or she deemed appropriate. The fees and expenses of the Investment Professional relating to investing in the Fund are paid by Kiewit.
F. Custodian Fees: JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Investor Services Co., serves as the Fund’s custodian and maintains custody of the Fund’s assets. In consideration for these services, the Fund pays JPMorgan Chase Bank, N.A. a monthly fee of $2,917 plus reimbursement for certain out-of-pocket expenses as of the last day of each month.
G. Federal Income Taxes: The Fund is a limited liability limited partnership and does not pay federal corporate income tax on its taxable income. Instead, the income, gain, loss and deduction of the Fund are allocated among the limited partners and Kiewit Investment Holdings Inc., the general partner for tax purposes. Accordingly, no provision has been made for income taxes in the accompanying financial statements.
H. Purchases and Sales: During the period ended March 31, 2006, the Fund made purchases and sales totaling $170,453,154 and $41,028,920, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. For the period ended March 31, 2006, cost of purchases and proceeds from sales of long-term U.S. Government securities were $23,434,248 and $17,713,939, respectively.

16

Kiewit Investment Fund LLLP
Notes to Financial Statements (continued)
At March 31, 2006, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Fund were estimated as follows:

	Unrealized	Unrealized	Net Unrealized
Cost	Appreciation	(Depreciation)	Appreciation

$149,902,636	$10,578,048	$(1,526,630)	$9,051,418
I. Other: At March 31, 2006, the Fund had one Unitholder that held greater than 10% of the outstanding Units. The aggregate percentage of Units held by this Unitholder is 33.4%.

17

Report of Independent Registered Public Accounting Firm
The Unitholders and Board of Directors
Kiewit Investment Fund LLLP:
We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of the Kiewit Investment Fund LLLP (the “Fund”), as of March 31, 2006, and the related statement of operations, statement of changes in net assets, statement of cash flows and financial highlights for the period from August 24, 2005 (commencement of operations) to March 31, 2006. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kiewit Investment Fund LLLP as of March 31, 2006, and the results of its operations, changes in its net assets, its cash flows and financial highlights for the period from August 24, 2005 (commencement of operations) to March 31, 2006 in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
May 22, 2006

Kiewit Investment Fund LLLP
Directors and Officers (Unaudited)
The Fund’s Board has the responsibility for the overall management of the Fund, including general supervision and review of the Fund’s investment activities and their conformity with Delaware law and stated policies of the Fund. The Board elects the officers of the Fund who are responsible for administering the Fund’s day-to-day operations. The Directors and Officers of the Fund, together with information as to their principal business occupation during the last five years, and other information are shown below.

Name;
Position(s) Held with Fund;
Term of Office; Length of Time Served;	Principal Occupation(s) During Past Five Years;
Year of Birth	Other Outside Directorships

Robert D. Bates Director, Chairman of Audit Committee Indefinite; since June 2005 1941	President of Benefit Partners, Jefferson Pilot Financial for more than the last five years. Other Directorships: McCarthy Group, Inc.

Michael R McCarthy Director Indefinite; since September 2004 1951	Chairman of McCarthy Group, Inc. for more than the last five years.
Other Directorships: Peter Kiewit Sons’, Inc., McCarthy Group, Inc., HDR, Inc., Election Systems & Software, Inc., Streck, Inc., Adesta, LLC, Cabela’s Incorporated and World’s Foremost Bank

Ben E. Muraskin, Director, member of Audit Committee Indefinite; since May 2005 1964	Treasurer of Peter Kiewit Sons’, Inc. since June 2003 and a Vice President since January 2000. Other Directorships: None

Philip J. Ruden Chairman of the Board, member of Audit Committee Indefinite; since September 2004 1959	President and Chief Investment Officer of Father Flanagan’s Fund for Needy Children; founded Prodigy Asset Management, LLC in 1991. Other Directorships: None

Kenneth E. Stinson Director Indefinite; since September 2004 1942	Chief Executive Officer of Peter Kiewit Sons’, Inc. (Kiewit) from March 1998 until December 2004; Chairman of the Board of Kiewit for more than the last five years.
Other Directorships: Peter Kiewit Sons’, Inc., ConAgra Foods, Inc. and Valmont Industries, Inc.

Robert L. Giles, Jr. Chief Executive Officer, Chief Compliance Officer Annual; since March 2005 1952	Retired from Peter Kiewit Sons’, Inc. (Kiewit) in 1997 after 20 years as Stock Registrar, Internal Audit Manager; Director of Administration for Kiewit Industrial Co.; consultant for Kiewit on various projects since 1999.

Denise A. Meredith Chief Financial Officer Annual; since May 2005 1955	Left Peter Kiewit Sons’, Inc. (Kiewit) in 1999 after 20 years in Accounting Department; Business Manager for Universal Restoration, Inc., since May 2004 and previously from April 2002 to July 2002; consultant for Kiewit from July 2002 to June 2003; tax preparer for H&R Block.

Gregory Pickard Secretary Annual; since May 2005 1965	Vice President and Associate General Counsel for J.P. Morgan Investor Services Co.; Associate Counsel and Assistant Vice President at Putnam Investments from 2000 to 2001; Associate Attorney at Kirkpatrick & Lockhart LLP from 1998 to 2000.

The address of each director and officer is 73 Tremont Street, Boston, MA 02108.

19

Kiewit Investment Fund LLLP

Directors
Philip J. Ruden
Chairman of the Board
Robert D. Bates
Michael R. McCarthy
Ben E. Muraskin
Kenneth E. Stinson

Executive Officers
Robert L. Giles, Jr.
President, Chief Executive Officer and Chief Compliance Officer
Denise A. Meredith
Treasurer and Chief Financial Officer
Gregory L. Pickard
Secretary

Investment Adviser
Offit Hall Capital Management LLC
One Maritime Plaza, 5th Floor
San Francisco, California 94111

Administrator and Transfer Agent
J.P. Morgan Investor Services Co.
73 Tremont Street
Boston, Massachusetts 02108

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

Legal Counsel
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

Independent Registered Public Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is only for distribution to Unitholders of Kiewit Investment Fund LLLP. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of the Fund's Units will fluctuate so that Units, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Kiewit Investment Fund LLLP will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's Website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30, 2006, without charge, upon request by contacting the Fund directly at 1-800-443-4306 or on the EDGAR Database on the SEC's Website (http://www.sec.gov).

This report is authorized for distribution only when preceded or accompanied by a prospectus which describes in detail each Investment Portfolio's investment policies, risks, fees, and expenses. Please read the prospectus carefully before you invest or send money. Additional information about the Fund is available without charge, upon written or oral request, by contacting Kiewit Investment Fund LLLP at:

P.O. Box 182913, Columbus, OH 43218-2913, Phone: (800) 443-4306 E-mail: kifinfo@bisys.com

Worldwide web: kiewitinvestmentfund.com

Item 2. Code Of Ethics.
As of the end of the period, March 31, 2006, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-443-4306.
Item 3. Audit Committee Financial Expert.
The Board of Directors has determined that Robert D. Bates is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Bates is independent for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Aggregate fees for professional services rendered for Kiewit Investment Fund LLLP by KPMG LLP for the year ended March 31, 2006 was:

2006
Audit Fees (a)	$55,500
Audit Related Fees (b)	0
Tax Fees (c)	0
All Other Fees (d)	0

$55,500

(a)	Audit Fees: These fees relate to professional services rendered by KPMG LLP for the audits of the Fund’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit Related Fees: These fees relate to assurance and related services by KPMG LLP related to attest services in connection with March 31, 2006 annual financial statements.

(c)	Tax Fees: These fees relate to professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning. The tax services provided by KPMG LLP related to the preparation of the Fund’s federal and state income tax returns, excise tax calculations and returns, and a review of the Fund’s calculations of capital gain and income distributions.

(d)	All Other Fees: These fees relate to products and services provided by KPMG LLP other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)(1)	The registrant’s Audit Committee Charter provides that the Audit Committee has the duty and power to pre-approve audit and non-audit services provided by the independent registered public accounting firm as required by law; provided, however, that the Chairman of the Audit Committee shall have the authority to grant pre-approvals of audit and non-audit services subject to the requirement that any such pre-approval shall be presented to the full Audit Committee at its next scheduled meeting.

(e)(2)	Disclose the percentage of services described in each of paragraphs (b) through (d) listed above that were approved by the audit committee: 0%

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees: N/A

(g)	Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2006: $0

(h)	The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not Applicable.

Item 6. Schedule Of Investments
Kiewit Investment Fund LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2006

		Market
	Shares	Value
EQUITY INVESTMENTS (57.1%)
Common Stocks (Active & Passive Equities)(35.8%)
Consumer Discretionary (4.4%)
99 Cents Only Stores*	100	$1,356
Aaron Rents, Inc.	100	2,717
Abercrombie & Fitch Co.	300	17,490
AC Moore Arts & Crafts, Inc.*	100	1,840
Advance Auto Parts, Inc.	400	16,656
Advo, Inc.	100	3,200
Aeropostale, Inc.*	200	6,032
AFC Enterprises *	100	1,390
Aftermarket Technology Corp.*	100	2,261
Alderwoods Group, Inc.*	100	1,790
Amazon.com, Inc.*	1,000	36,510
American Axle & Manufacturing Holdings, Inc.	100	1,713
American Eagle Outfitters	400	11,944
American Greetings Corp. (Class A)	200	4,324
Ameristar Casinos, Inc.	100	2,579
AnnTaylor Stores Corp.*	200	7,358
Apollo Group, Inc. (Class A)*	500	26,255
Applebees International, Inc.	300	7,365
Arbitron, Inc.	100	3,382
Arctic Cat, Inc.	100	2,406
ArvinMeritor, Inc.	200	2,982
Audible, Inc.*	100	1,051
Audiovox Corp.*	100	1,194
Autoliv, Inc.	300	16,974
Autonation, Inc.*	600	12,930
Autozone, Inc.*	2,150	214,334
Aztar Corp.*	100	4,199
Bally Technologies, Inc.*	200	3,398
Barnes & Noble, Inc.	200	9,250
Beazer Homes USA, Inc.	200	13,140
Bebe Stores, Inc.	100	1,842
Bed Bath & Beyond, Inc.*	1,000	38,400
Belo Corp. (Class A)	300	5,964
Best Buy Co., Inc.	1,400	78,302
Big 5 Sporting Goods Corp.	100	1,958
Big Lots, Inc.*	400	5,584
BJ’s Restaurants, Inc.*	100	2,700
Black & Decker Corp.	300	26,067
Blockbuster, Inc. (Class A)	600	2,382
Blount International, Inc.*	100	1,611
Blue Nile, Inc.*	100	3,519
Bluegreen Corp.*	100	1,322
Blyth, Inc.	100	2,102
Bob Evans Farms, Inc.	100	2,971
Borders Group, Inc.	200	5,048
BorgWarner, Inc.	200	12,008
Boyd Gaming Corp.	100	4,994
Bright Horizons Family Solutions, Inc.*	100	3,873
Brinker International, Inc.	300	12,675
Brookfield Homes Corp.	88	4,564
Brown Shoe Co., Inc.	100	5,248
Brunswick Corp.	300	11,658
Building Material Holding Corp.	200	7,128
Burlington Coat Factory Warehouse Corp.	100	4,545
Cabela’s, Inc. (Class A)*	100	2,052
Cablevision Systems Corp.*	700	18,690
California Pizza Kitchen, Inc.*	100	3,245
Callaway Golf Co.	300	5,160
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value
Career Education Corp.*	300	11,319
Carmax, Inc.*	300	9,804
Carter’s, Inc.*	100	6,749
Catalina Marketing Corp.	200	4,620
Cato Corp. (Class A)	100	2,386
CBRL Group, Inc.	200	8,782
CBS Corp. (Class B)	2,400	57,552
CEC Entertainment, Inc.*	100	3,362
Centex Corp.	400	24,796
Champion Enterprises, Inc.*	300	4,488
Charming Shoppes, Inc.*	400	5,948
Charter Communications, Inc. (Class A)*	1,000	1,090
Cheesecake Factory *	300	11,235
Chico’s FAS, Inc.*	600	24,384
Childrens Place Retail Stores, Inc.*	100	5,790
Choice Hotels International, Inc.	200	9,156
Christopher & Banks Corp.	100	2,321
Circuit City Stores, Inc.	600	14,688
Citadel Broadcasting Corp.	200	2,218
CKE Restaurants, Inc.	200	3,480
CKX, Inc.*	100	1,307
Claire’s Stores, Inc.	300	10,893
Clear Channel Communications, Inc.	1,800	52,218
Clear Channel Outdoor Holdings, Inc. (Class A)*	100	2,345
Coach, Inc.*	1,300	44,954
Coldwater Creek, Inc.*	150	4,170
Columbia Sportswear Co.*	100	5,333
Comcast Corp. (Class A) *	6,900	180,504
Cooper Tire & Rubber Co.	200	2,868
Corinthian Colleges, Inc.*	300	4,320
Cost Plus, Inc.*	100	1,710
Cox Radio, Inc. (Class A)*	100	1,342
CSK Auto Corp.*	200	2,774
Cumulus Media, Inc. (Class A)*	200	2,252
Darden Restaurants, Inc.	500	20,515
Denny’s Corp.*	300	1,428
DeVry, Inc.*	200	4,554
Dick’s Sporting Goods, Inc.*	100	3,967
Dillard’s, Inc. (Class A)	200	5,208
DIRECTV Group, Inc.*	2,300	37,720
Discovery Holding Co. (Class A)*	900	13,500
Dolby Laboratories, Inc. (Class A)*	100	2,090
Dollar General Corp.	1,100	19,437
Dollar Tree Stores, Inc.*	400	11,068
Domino’s Pizza, Inc.	100	2,855
Dow Jones & Co., Inc.	200	7,860
DR Horton, Inc.	900	29,898
DreamWorks Animation SKG, Inc. (Class A)*	100	2,645
Dress Barn, Inc.*	100	4,795
Eastman Kodak Co.	1,000	28,440
EchoStar Communications Corp. (Class A)*	800	23,896
Educate, Inc.*	100	852
Education Management Corp.*	200	8,320
Emmis Communications Corp. (Class A)*	100	1,600
Entercom Communications Corp.	100	2,792
Entravision Communications Corp. (Class A)*	300	2,748
Ethan Allen Interiors, Inc.	100	4,202
EW Scripps Co. (Class A)	300	13,413
Expedia, Inc.*	700	14,189
Family Dollar Stores, Inc.	500	13,300
Federated Department Stores, Inc.	911	66,503
Finish Line (Class A)	100	1,645
Fleetwood Enterprises, Inc.*	200	2,234
Foot Locker, Inc.	500	11,940
Ford Motor Co.	6,100	48,556
Fortune Brands, Inc.	500	40,315
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value
Fossil, Inc.*	200	3,716
Fred’s, Inc.	100	1,326
Furniture Brands International, Inc.	200	4,902
GameStop Corp. (Class A)*	200	9,428
Gannett Co., Inc.	900	53,928
Gap, Inc.	2,100	39,228
Gaylord Entertainment Co.*	100	4,538
Gemstar-TV Guide International, Inc.*	800	2,472
General Motors Corp.	1,500	31,905
Genesco, Inc.*	100	3,889
Gentex Corp.	500	8,730
Genuine Parts Co.	600	26,298
Getty Images, Inc.*	200	14,976
Goodyear Tire & Rubber Co.*	500	7,240
Gray Television, Inc.	200	1,680
Great Wolf Resorts, Inc.*	100	1,159
Group 1 Automotive, Inc.	100	4,754
GSI Commerce, Inc.*	100	1,700
GTECH Holdings Corp.	400	13,620
Guess ?, Inc.*	100	3,911
Guitar Center, Inc.*	100	4,770
Gymboree Corp.*	100	2,604
H&R Block, Inc.	1,100	23,815
Handleman Co.	100	960
Harley-Davidson, Inc.	1,000	51,880
Harman International Industries, Inc.	200	22,226
Harrah’s Entertainment, Inc.	600	46,776
Harte-Hanks, Inc.	200	5,470
Hasbro, Inc.	500	10,550
Hearst-Argyle Television, Inc.	100	2,336
Hibbett Sporting Goods, Inc.*	150	4,949
Hilton Hotels Corp.	1,300	33,098
Hollinger International, Inc. (Class A)	200	1,676
Home Depot, Inc.	7,300	308,790
HOT Topic, Inc.*	200	2,900
Hovnanian Enterprises, Inc. (Class A)*	100	4,393
IAC/InterActiveCorp.*	600	17,682
Ihop Corp.	100	4,794
Insight Enterprises, Inc.*	200	4,402
Interactive Data Corp.*	100	2,350
Interface, Inc. (Class A)*	200	2,762
International Game Technology	1,200	42,264
International Speedway Corp. (Class A)	100	5,090
Interpublic Group of Cos., Inc.*	1,400	13,384
Isle of Capri Casinos, Inc.*	100	3,328
ITT Educational Services, Inc.*	200	12,810
J Jill Group, Inc.*	100	2,391
Jack in the Box, Inc.*	100	4,350
Jackson Hewitt Tax Service, Inc.	100	3,158
Jakks Pacific, Inc.*	100	2,674
Jarden Corp.*	200	6,570
JC Penney Co., Inc.	700	42,287
Jo-Ann Stores, Inc.*	100	1,346
John Wiley & Sons, Inc. (Class A)	200	7,570
Johnson Controls, Inc.	2,875	218,299
Jones Apparel Group, Inc.	400	14,148
JOS A Bank Clothiers, Inc.*	125	5,994
Journal Communications, Inc. (Class A)	100	1,240
Journal Register Co.	100	1,218
K2, Inc.*	200	2,510
KB Home	300	19,494
Kellwood Co.	100	3,139
Keystone Automotive Industries, Inc.*	100	4,221
Kimball International, Inc. (Class B)	100	1,504
Knight Ridder, Inc.	300	18,963
Kohl’s Corp.*	1,000	53,010
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value
Krispy Kreme Doughnuts, Inc.*	200	1,796
K-Swiss, Inc. (Class A)	100	3,014
Lamar Advertising Co. (Class A)*	300	15,786
Landry’s Restaurants, Inc.	100	3,533
Las Vegas Sands Corp.*	100	5,666
Laureate Education, Inc.*	200	10,676
La-Z-Boy, Inc.	200	3,400
Leapfrog Enterprises, Inc.*	100	1,062
Lear Corp.	200	3,546
Lee Enterprises, Inc.	100	3,329
Leggett & Platt, Inc.	600	14,622
Lennar Corp. (Class A)	500	30,190
Levitt Corp. (Class A)	100	2,204
Liberty Global, Inc. (Class A)*	800	16,376
Liberty Global, Inc. (Class C)*	800	15,800
Liberty Media Corp. (Class A)*	9,600	78,816
Life Time Fitness, Inc.*	100	4,685
Lin TV Corp. (Class A)*	100	900
Lithia Motors, Inc. (Class A)	100	3,470
Live Nation, Inc.*	225	4,464
Liz Claiborne, Inc.	400	16,392
LKQ Corp.*	200	4,162
Lone Star Steakhouse & Saloon, Inc.	100	2,842
Lowe’s Cos., Inc.	2,600	167,544
Ltd. Brands	1,100	26,906
Luby’s, Inc.*	100	1,249
Magna International, Inc. (Class A)	3,175	240,316
Marcus Corp.	100	1,995
Marriott International, Inc. (Class A)	600	41,160
Martha Stewart Living Omnimedia (Class A)*	100	1,686
Marvel Entertainment, Inc.*	200	4,024
Mattel, Inc.	1,300	23,569
Matthews International Corp. (Class A)	100	3,826
Maytag Corp.	300	6,399
McClatchy Co. (Class A)	100	4,885
McDonald’s Corp.	4,300	147,748
McGraw-Hill Cos., Inc.	1,300	74,906
MDC Holdings, Inc.	100	6,431
Media General, Inc. (Class A)	100	4,662
Mediacom Communications Corp. (Class A)*	200	1,150
Men’s Wearhouse, Inc.	200	7,188
Meredith Corp.	200	11,158
Meritage Homes Corp.*	100	5,496
MGM Mirage *	400	17,236
Michaels Stores, Inc.	500	18,790
Midas, Inc.*	100	2,187
Modine Manufacturing Co.	100	2,950
Mohawk Industries, Inc.*	200	16,144
Monaco Coach Corp.	100	1,340
Movado Group, Inc.	100	2,308
Movie Gallery, Inc.	100	302
Multimedia Games, Inc.*	100	1,488
Nautilus, Inc.	100	1,495
NetFlix, Inc.*	100	2,899
New York Times Co. (Class A)	500	12,655
Newell Rubbermaid, Inc.	900	22,671
News Corp. (Class A)	7,900	131,219
Nike, Inc. (Class B)	600	51,060
Nordstrom, Inc.	700	27,426
NTL, Inc.*	980	28,528
Nutri/System, Inc.*	100	4,752
NVR, Inc.*	18	13,301
Oakley, Inc.	100	1,702
O’Charleys, Inc.*	100	1,846
Office Depot, Inc.*	1,100	40,964
OfficeMax, Inc.	200	6,034
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value
Omnicom Group, Inc.	600	49,950
O’Reilly Automotive, Inc.*	300	10,968
Outback Steakhouse, Inc.	200	8,800
Oxford Industries, Inc.	100	5,113
Pacific Sunwear Of California *	300	6,648
Panera Bread Co. (Class A)*	100	7,518
Pantry, Inc.*	100	6,239
Papa John’s International, Inc.*	200	6,562
Payless Shoesource, Inc.*	200	4,578
Penn National Gaming, Inc.*	200	8,436
PEP Boys-Manny Moe & Jack	200	3,022
Petco Animal Supplies, Inc.*	200	4,714
Petsmart, Inc.	500	14,070
PF Chang’s China Bistro, Inc.*	100	4,929
Phillips-Van Heusen	100	3,821
Pier 1 Imports, Inc.	300	3,483
Pinnacle Entertainment, Inc.*	100	2,817
Pixar*	200	12,828
Playboy Enterprises, Inc. (Class B)*	100	1,420
Polaris Industries, Inc.	200	10,912
Polo Ralph Lauren Corp.	200	12,122
Prestige Brands Holdings, Inc.*	100	1,217
Priceline.com, Inc.*	100	2,484
Primedia, Inc.*	500	1,035
ProQuest Co.*	100	2,139
Pulte Homes, Inc.	700	26,894
Quiksilver, Inc.*	400	5,544
Radio One, Inc. (Class D)*	300	2,238
RadioShack Corp.	5,375	103,361
Rare Hospitality International, Inc.*	100	3,483
RC2 Corp.*	100	3,981
RCN Corp.*	100	2,590
Reader’s Digest Association, Inc.	300	4,425
Red Robin Gourmet Burgers, Inc.*	100	4,720
Regal Entertainment Group (Class A)	100	1,881
Regis Corp.	100	3,448
Rent-A-Center, Inc.*	200	5,118
RH Donnelley Corp.*	220	12,811
Ross Stores, Inc.	500	14,595
Ruby Tuesday, Inc.	200	6,416
Russell Corp.	100	1,380
Ryan’s Restaurant Group, Inc.*	100	1,450
Ryland Group, Inc.	200	13,880
Saks, Inc.*	400	7,720
Scholastic Corp.*	100	2,676
Scientific Games Corp.*	200	7,026
SCP Pool Corp.	200	9,382
Sears Holdings Corp.*	300	39,672
Select Comfort Corp.*	100	3,955
Service Corp. International/US	1,000	7,800
ServiceMaster Co.	1,000	13,120
Sherwin-Williams Co.	400	19,776
Shuffle Master, Inc.*	100	3,574
Sinclair Broadcast Group, Inc. (Class A)	200	1,630
Sirius Satellite Radio, Inc.*	4,300	21,844
Six Flags, Inc.*	300	3,054
Skechers U.S.A., Inc. (Class A)*	100	2,493
Snap-On, Inc.	200	7,624
Sonic Automotive, Inc.	100	2,776
Sonic Corp.*	200	7,026
Sotheby’s Holdings (Class A)*	100	2,904
Source Interlink Cos, Inc.*	100	1,140
Spanish Broadcasting System*	100	553
Speedway Motorsports, Inc.	100	3,821
Sports Authority, Inc.*	100	3,690
Stage Stores, Inc.	100	2,975
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value
Stamps.com, Inc.*	100	3,526
Standard-Pacific Corp.	200	6,724
Stanley Works	300	15,198
Staples, Inc.	2,500	63,800
Starbucks Corp.*	2,600	97,864
Starwood Hotels & Resorts Worldwide, Inc.	800	54,184
Station Casinos, Inc.	200	15,874
Steak N Shake Co.*	100	2,110
Stein Mart, Inc.	100	1,742
Stewart Enterprises, Inc.	400	2,284
Strayer Education, Inc.	100	10,226
Stride Rite Corp.	100	1,448
Superior Industries International	100	1,936
Talbots, Inc.	100	2,687
Target Corp.	3,000	156,030
Technical Olympic USA, Inc.	100	2,035
Tempur-Pedic International, Inc.*	100	1,415
Tenneco, Inc.*	100	2,169
Texas Roadhouse, Inc. (Class A)*	200	3,418
Thor Industries, Inc.	100	5,336
Tiffany & Co.	500	18,770
Timberland Co. (Class A)*	200	6,846
Time Warner, Inc.	15,500	260,245
Tivo, Inc.*	200	1,446
TJX Cos, Inc.	11,600	287,912
Toll Brothers, Inc.*	300	10,389
Too, Inc.*	100	3,435
Tractor Supply Co.*	100	6,634
Triarc Cos, Inc. (Class B)	100	1,748
Tribune Co.	800	21,944
Triple Crown Media, Inc.*	20	118
TRW Automotive Holdings Corp.*	100	2,330
Tuesday Morning Corp.	100	2,309
Tupperware Brands Corp.	200	4,118
United Auto Group, Inc.	100	4,300
Universal Technical Institute, Inc.*	100	3,010
Univision Communications, Inc. (Class A)*	700	24,129
Urban Outfitters, Inc.*	400	9,816
Vail Resorts, Inc.*	100	3,822
Valassis Communications, Inc.*	200	5,874
Valuevision Media, Inc. (Class A)*	100	1,278
VF Corp.	300	17,070
Viacom, Inc.(Class B)*	2,400	93,120
Visteon Corp.*	400	1,840
Walt Disney Co.	6,500	181,285
Warnaco Group, Inc.*	200	4,800
Warner Music Group Corp.	100	2,169
Washington Post Co. (Class B)	18	13,982
WCI Communities, Inc.*	100	2,782
Weight Watchers International, Inc.	100	5,140
Wendy’s International, Inc.	400	24,824
Westwood One, Inc.	300	3,312
Whirlpool Corp.	4,050	370,454
Williams-Sonoma, Inc.*	400	16,960
Winnebago Industries	100	3,034
WMS Industries, Inc.*	100	3,010
Wolverine World Wide, Inc.	200	4,426
Wynn Resorts Ltd.*	200	15,370
XM Satellite Radio Holdings, Inc. (Class A)*	700	15,589
Yankee Candle Co., Inc.	200	5,474
Yum! Brands, Inc.	1,000	48,860
Zale Corp.*	200	5,606

		6,985,000

Consumer Staples (2.8%)
Alberto-Culver Co.	300	13,269
Albertson’s, Inc.	1,200	30,804
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value
Alliance One International, Inc.	300	1,458
Altria Group, Inc.	7,100	503,106
Anheuser-Busch Cos., Inc.	2,600	111,202
Archer-Daniels-Midland Co.	2,300	77,395
Avon Products, Inc.	1,600	49,872
BJ’s Wholesale Club, Inc.*	200	6,302
Brown-Forman Corp. (Class B)	200	15,394
Campbell Soup Co.	800	25,920
Casey’s General Stores, Inc.	200	4,574
Central European Distribution Corp.*	100	3,845
Central Garden and Pet Co.*	100	5,314
Chattem, Inc.*	100	3,765
Chiquita Brands International, Inc.	100	1,677
Church & Dwight Co., Inc.	200	7,384
Clorox Co.	500	29,925
Coca-Cola Co.	7,100	297,277
Coca-Cola Enterprises, Inc.	1,000	20,340
Colgate-Palmolive Co.	1,800	102,780
ConAgra Foods, Inc.	1,700	36,482
Constellation Brands, Inc. (Class A)*	600	15,030
Corn Products International, Inc.	200	5,914
Costco Wholesale Corp.	1,600	86,656
CVS Corp.	2,800	83,636
Dean Foods Co.*	500	19,415
Del Monte Foods Co.	700	8,302
Delta & Pine Land Co.	100	3,016
Elizabeth Arden, Inc.*	100	2,332
Energizer Holdings, Inc.*	200	10,600
Estee Lauder Cos., Inc.	400	14,876
Flowers Foods, Inc.	200	5,940
General Mills, Inc.	1,000	50,680
Gold Kist, Inc.*	200	2,528
Great Atlantic & Pacific Tea Co.*	100	3,493
Hain Celestial Group, Inc.*	100	2,619
Hansen Natural Corp.*	100	12,605
Hershey Co.	600	31,338
HJ Heinz Co.	1,200	45,504
Hormel Foods Corp.	200	6,760
JM Smucker Co.	200	7,940
Kellogg Co.	900	39,636
Kimberly-Clark Corp.	5,100	294,780
Kraft Foods, Inc.	800	24,248
Kroger Co.*	2,400	48,864
Lancaster Colony Corp.	100	4,200
Lance, Inc.	100	2,250
Loews Corp. — Carolina Group	200	9,454
Longs Drug Stores Corp.	100	4,628
McCormick & Co, Inc.	400	13,544
Molson Coors Brewing Co. (Class B)	200	13,724
NBTY, Inc.*	200	4,504
Nu Skin Enterprises, Inc. (Class A)	200	3,506
Pathmark Stores, Inc.*	100	1,046
Pepsi Bottling Group, Inc.	500	15,195
PepsiAmericas, Inc.	200	4,890
PepsiCo, Inc.	5,700	329,403
Performance Food Group Co.*	200	6,238
Pilgrim’s Pride Corp.	100	2,167
Playtex Products, Inc.*	100	1,047
Procter & Gamble Co.	10,902	628,173
RalCorp. Holdings, Inc.*	100	3,805
Revlon, Inc. (Class A)*	552	1,744
Reynolds American, Inc.	300	31,650
Rite Aid Corp.*	1,700	6,800
Ruddick Corp.	100	2,431
Safeway, Inc.	1,500	37,680
Sanderson Farms, Inc.	100	2,240
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Sara Lee Corp.	17,800	318,264
Smithfield Foods, Inc.*	300	8,802
Spectrum Brands, Inc.*	100	2,172
Supervalu, Inc.	400	12,328
Sysco Corp.	2,100	67,305
Tootsie Roll Industries, Inc.	103	3,015
Topps Co., Inc.	100	877
TreeHouse Foods, Inc.*	100	2,655
Tyson Foods, Inc. (Class A)	800	10,992
United Natural Foods, Inc.*	100	3,497
Universal Corp./Richmond, VA	100	3,677
UST, Inc.	600	24,960
Vector Group Ltd.	105	2,001
Walgreen Co.	3,500	150,955
Wal-Mart Stores, Inc.	8,600	406,264
WD-40 Co.	100	3,085
Weis Markets, Inc.	100	4,457
Whole Foods Market, Inc.	500	33,220
Wild Oats Markets, Inc.*	100	2,033
WM Wrigley Jr Co.	600	38,400

		4,404,076

Energy (2.8%)
Alpha Natural Resources, Inc.*	100	2,314
Amerada Hess Corp.	300	42,720
Anadarko Petroleum Corp.	800	80,808
Apache Corp.	1,100	72,061
Arch Coal, Inc.	200	15,188
Atlas America, Inc.*	150	7,172
ATP Oil & Gas Corp.*	100	4,391
Atwood Oceanics, Inc.*	100	10,101
Baker Hughes, Inc.	1,200	82,080
Berry Petroleum Co. (Class A)	100	6,845
BJ Services Co.	1,100	38,060
BP plc ADR	2,200	151,668
Bristow Group, Inc.*	100	3,090
Burlington Resources, Inc.	1,300	119,483
Cabot Oil & Gas Corp.	200	9,586
CARBO Ceramics, Inc.	100	5,691
Carrizo Oil & Gas, Inc.*	100	2,599
Cheniere Energy, Inc.*	200	8,114
Chesapeake Energy Corp.	1,200	37,692
Chevron Corp.	7,700	446,369
Cimarex Energy Co.	300	12,978
Comstock Resources, Inc.*	100	2,969
ConocoPhillips	4,700	296,805
Consol Energy, Inc.	300	22,248
Cooper Cameron Corp.*	400	17,632
Delta Petroleum Corp.*	100	2,102
Denbury Resources, Inc.*	400	12,668
Devon Energy Corp.	1,500	91,755
Diamond Offshore Drilling, Inc.	200	17,900
Dresser-Rand Group, Inc.*	100	2,485
Edge Petroleum Corp.*	100	2,498
El Paso Corp.	2,100	25,305
Encore Acquisition Co.*	200	6,200
Energy Partners Ltd.*	100	2,358
ENSCO International, Inc.	500	25,725
EOG Resources, Inc.	800	57,600
Exxon Mobil Corp.	21,700	1,320,662
FMC Technologies, Inc.*	200	10,244
Forest Oil Corp.*	200	7,436
Foundation Coal Holdings, Inc.	100	4,114
Frontier Oil Corp.	200	11,870
FX Energy, Inc.*	100	523
Gasco Energy, Inc.*	200	1,120
Giant Industries, Inc.*	100	6,954
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Global Industries Ltd.*	300	4,347
Grant Prideco, Inc.*	400	17,136
Grey Wolf, Inc.*	600	4,464
Gulfmark Offshore, Inc.*	100	2,780
Halliburton Co.	1,500	109,530
Hanover Compressor Co.*	300	5,586
Harvest Natural Resources, Inc.*	100	972
Helix Energy Solutions Group, Inc.*	300	11,370
Helmerich & Payne, Inc.	200	13,964
Holly Corp.	100	7,412
Hornbeck Offshore Services, Inc.*	100	3,607
Houston Exploration Co.*	100	5,270
Hydril*	100	7,795
Input/Output, Inc.*	200	1,942
KCS Energy, Inc.*	200	5,200
Kerr-McGee Corp.	400	38,192
KFX, Inc.*	200	3,640
Kinder Morgan, Inc.	400	36,796
Lone Star Technologies, Inc.*	100	5,541
Lufkin Industries, Inc.	100	5,544
Marathon Oil Corp.	1,200	91,404
Mariner Energy, Inc.*	61	1,251
Massey Energy Co.	300	10,821
Maverick Tube Corp.*	100	5,299
McMoRan Exploration Co.*	100	1,784
Meridian Resource Corp.*	300	1,215
Murphy Oil Corp.	600	29,892
National Oilwell Varco, Inc.*	600	38,472
Newfield Exploration Co.*	400	16,760
Newpark Resources*	300	2,460
Noble Energy, Inc.	600	26,352
NS Group, Inc.*	100	4,603
Occidental Petroleum Corp.	1,484	137,493
Oceaneering International, Inc.*	100	5,730
Oil States International, Inc.*	100	3,685
Overseas Shipholding Group	100	4,793
Parallel Petroleum Corp.*	100	1,845
Parker Drilling Co.*	300	2,781
Patterson-UTI Energy, Inc.	600	19,176
Peabody Energy Corp.	1,000	50,410
Penn Virginia Corp.	100	7,100
PetroHawk Energy Corp.*	200	2,740
Petroleum Development Corp.*	100	4,536
Petroquest Energy, Inc.*	100	1,009
Pioneer Drilling Co.*	100	1,643
Pioneer Natural Resources Co.	500	22,125
Plains Exploration & Production Co.*	300	11,592
Pogo Producing Co.	200	10,050
Pride International, Inc.*	500	15,590
Quicksilver Resources, Inc.*	200	7,732
Range Resources Corp.	450	12,290
Remington Oil & Gas Corp.*	100	4,322
Resource America, Inc. (Class A)	100	1,992
Rowan Cos., Inc.	400	17,584
RPC, Inc.	150	3,428
SEACOR Holdings, Inc.*	100	7,920
Smith International, Inc.	700	27,272
Southwestern Energy Co.*	600	19,314
St Mary Land & Exploration Co.	200	8,166
Stone Energy Corp.*	100	4,413
Sunoco, Inc.	500	38,785
Superior Energy Services*	300	8,037
Swift Energy Co.*	100	3,746
Syntroleum Corp.*	100	827
Tesoro Corp.	200	13,668
Tetra Technologies, Inc.*	100	4,704
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Tidewater, Inc.	200	11,046
Todco (Class A)*	200	7,882
Toreador Resources Corp.*	100	3,111
Transmontaigne, Inc.*	100	981
Unit Corp.*	200	11,150
Universal Compression Holdings, Inc.*	100	5,067
USEC, Inc.	300	3,615
Valero Energy Corp.	2,000	119,560
Veritas DGC, Inc.*	100	4,539
Western Gas Resources, Inc.	200	9,650
W-H Energy Services, Inc.*	100	4,449
Whiting Petroleum Corp.*	100	4,099
Williams Cos., Inc.	1,900	40,641
World Fuel Services Corp.	100	4,044
XTO Energy, Inc.	1,200	52,284

		4,398,198

Financials (8.5%)
21st Century Insurance Group	100	1,580
Aames Investment Corp. (REIT)	200	1,136
Acadia Realty Trust (REIT)	100	2,355
Accredited Home Lenders Holding Co.*	100	5,118
Advance America Cash Advance Centers, Inc.	200	2,876
Advanta Corp. (Class B)	100	3,687
Affiliated Managers Group*	100	10,661
Affordable Residential Communities	100	1,050
Aflac, Inc.	1,700	76,721
AG Edwards, Inc.	300	14,958
Alabama National Bancorporation	100	6,840
Alexandria Real Estate Equities, Inc. (REIT)	100	9,533
Alfa Corp.	100	1,714
Alleghany Corp.*	16	4,632
Allied Capital Corp.	400	12,240
Allstate Corp.	8,700	453,357
AMB Property Corp. (REIT)	300	16,281
AMBAC Financial Group, Inc.	400	31,840
Amcore Financial, Inc.	100	3,162
American Campus Communities, Inc. (REIT)	100	2,591
American Capital Strategies Ltd.	400	14,064
American Equity Investment Life Holding Co.	100	1,434
American Express Co.	3,700	194,435
American Financial Group, Inc./OH	200	8,322
American Financial Realty Trust (REIT)	400	4,660
American Home Mortgage Investment Corp. (REIT)	100	3,121
American International Group, Inc.	7,800	515,502
AmeriCredit Corp.*	500	15,365
Ameriprise Financial, Inc.	720	32,443
AmerUs Group Co.	100	6,024
AmSouth Bancorp	1,200	32,460
Anchor Bancorp Wisconsin, Inc.	100	3,031
Annaly Mortgage Management, Inc. (REIT)	400	4,856
Anthracite Capital, Inc. (REIT)	200	2,196
Anworth Mortgage Asset Corp. (REIT)	200	1,572
AON Corp.	5,275	218,965
Apartment Investment & Management Co. (REIT)	300	14,070
Apollo Investment Corp.	213	3,794
Archstone-Smith Trust (REIT)	700	34,139
Arden Realty, Inc. (REIT)	200	9,026
Argonaut Group, Inc.*	100	3,555
Arthur J Gallagher & Co.	300	8,343
Ashford Hospitality Trust, Inc. (REIT)	100	1,240
Associated Banc-Corp.	500	16,990
Assurant, Inc.	400	19,700
Astoria Financial Corp.	300	9,288
AvalonBay Communities, Inc. (REIT)	300	32,730
Bancorpsouth, Inc.	300	7,203
Bank Mutual Corp.	200	2,368
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Bank of America Corp.	15,854	721,991
Bank of Hawaii Corp.	200	10,662
Bank of New York Co., Inc.	2,700	97,308
BankAtlantic Bancorp, Inc. (Class A)	100	1,439
Bankunited Financial Corp. (Class A)	100	2,704
BB&T Corp.	1,900	74,480
Bear Stearns Cos., Inc.	400	55,480
Bedford Property Investors (REIT)	100	2,693
BioMed Realty Trust, Inc. (REIT)	100	2,964
BlackRock, Inc./New York (Class A)	100	14,000
BOK Financial Corp.	100	4,755
Boston Private Financial Holdings, Inc.	100	3,379
Boston Properties, Inc. (REIT)	400	37,300
Brandywine Realty Trust (REIT)	269	8,543
BRE Properties, Inc. (REIT)	200	11,200
Bristol West Holdings, Inc.	100	1,925
Brookline Bancorp, Inc.	200	3,098
Brown & Brown, Inc.	400	13,280
Calamos Asset Management, Inc. (Class A)	100	3,740
Camden Property Trust (REIT)	200	14,410
Capital One Financial Corp.	1,051	84,627
CapitalSource, Inc. (REIT)	321	7,986
Capitol Federal Financial	100	3,230
CarrAmerica Realty Corp. (REIT)	200	8,922
Cascade Bancorp	100	2,955
Cash America International, Inc.	100	3,002
Cathay General Bancorp	200	7,528
CB Richard Ellis Group, Inc. (Class A)*	200	16,140
CBL & Associates Properties, Inc. (REIT)	200	8,490
Cedar Shopping Centers, Inc. (REIT)	100	1,584
Centennial Bank Holdings, Inc.*	200	2,340
Central Pacific Financial Corp.	100	3,672
Charles Schwab Corp.	3,600	61,956
CharterMac	100	2,030
Chemical Financial Corp.	100	3,231
Chicago Mercantile Exchange Holdings, Inc.	112	50,120
Chittenden Corp.	200	5,794
Chubb Corp.	700	66,808
Cincinnati Financial Corp.	600	25,242
CIT Group, Inc.	700	37,464
Citigroup, Inc.	23,975	1,132,339
Citizens Banking Corp.	100	2,685
City Holding Co.	100	3,679
City National Corp./Beverly Hills CA	200	15,358
Clark, Inc.	100	1,181
CNA Financial Corp.*	100	3,184
Colonial BancGroup, Inc.	500	12,500
Colonial Properties Trust (REIT)	200	10,026
Columbia Banking System, Inc.	100	3,346
Comerica, Inc.	3,675	213,040
Commerce Bancorp, Inc./NJ	600	21,990
Commerce Bancshares, Inc./Kansas City, MO	210	10,851
Commerce Group, Inc.	100	5,284
Commercial Capital Bancorp, Inc.	200	2,812
Commercial Net Lease Realty (REIT)	200	4,660
Community Bank System, Inc.	100	2,233
Community Banks, Inc.	100	2,846
Community Trust Bancorp, Inc.	100	3,390
Compass Bancshares, Inc.	400	20,244
CompuCredit Corp.*	100	3,681
Conseco, Inc.*	500	12,410
Corporate Office Properties Trust SBI MD (REIT)	100	4,574
Corus Bankshares, Inc.	100	5,944
Countrywide Financial Corp.	2,000	73,400
Cousins Properties, Inc. (REIT)	100	3,343
Crescent Real Estate EQT Co. (REIT)	300	6,321
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Cullen/Frost Bankers, Inc.	200	10,750
CVB Financial Corp.	250	4,275
Delphi Financial Group	100	5,163
Developers Diversified Realty Corp. (REIT)	400	21,900
DiamondRock Hospitality Co. (REIT)	100	1,381
Dime Community Bancshares	100	1,437
Direct General Corp.	100	1,701
Doral Financial Corp.	300	3,465
Downey Financial Corp.	100	6,730
Duke Realty Corp. (REIT)	500	18,975
E*Trade Financial Corp.*	1,500	40,470
East West Bancorp, Inc.	200	7,710
EastGroup Properties, Inc. (REIT)	100	4,744
Eaton Vance Corp.	400	10,952
Education Realty Trust, Inc. (REIT)	100	1,530
Entertainment Properties Trust (REIT)	100	4,198
Equity Inns, Inc. (REIT)	200	3,240
Equity Lifestyle Properties, Inc. (REIT)	100	4,975
Equity Office Properties Trust (REIT)	1,400	47,012
Equity One, Inc. (REIT)	100	2,456
Equity Residential (REIT)	1,000	46,790
Erie Indemnity Co. (Class A)	200	10,528
Essex Property Trust, Inc. (REIT)	100	10,873
Extra Space Storage, Inc. (REIT)	100	1,719
Federal National Mortgage Association	8,575	440,755
Federal Realty Invs Trust (REIT)	200	15,040
Federated Investors, Inc. (Class B)	300	11,715
FelCor Lodging Trust, Inc. (REIT)	200	4,220
Fidelity Bankshares, Inc.	100	3,363
Fidelity National Financial, Inc.	500	17,765
Fidelity National Title Group, Inc. (Class A)	87	1,981
Fieldstone Investment Corp. (REIT)	200	2,360
Fifth Third Bancorp	1,600	62,976
Financial Federal Corp.	150	4,395
First American Corp.	300	11,748
First Bancorp/Puerto Rico	200	2,472
First Charter Corp.	100	2,470
First Commonwealth Financial Corp.	200	2,932
First Community Bancorp, Inc./CA	100	5,766
First Financial Bancorp	100	1,664
First Financial Bankshares, Inc.	100	3,830
First Horizon National Corp.	400	16,660
First Industrial Realty Trust, Inc. (REIT)	100	4,269
First Marblehead Corp.	100	4,325
First Merchants Corp.	100	2,652
First Midwest Bancorp, Inc./IL	200	7,314
First Niagara Financial Group, Inc.	400	5,864
First Place Financial Corp./OH	100	2,480
First Potomac Realty Trust (REIT)	100	2,825
First Republic Bank/San Francisco CA	100	3,782
First State Bancorporation/NM	100	2,656
FirstFed Financial Corp.*	100	5,981
FirstMerit Corp.	300	7,398
Flagstar Bancorp, Inc.	100	1,510
Flushing Financial Corp.	100	1,746
FNB Corp./PA	200	3,420
Forest City Enterprises, Inc. (Class A)	200	9,430
Franklin Bank Corp./Houston TX*	100	1,923
Franklin Resources, Inc.	600	56,544
Federal Home Loan Mortgage Corp.	7,450	454,450
Fremont General Corp.	200	4,312
Friedman Billings Ramsey Group, Inc. (Class A) (REIT)	500	4,690
Frontier Financial Corp.	100	3,304
Fulton Financial Corp.	500	8,600
General Growth Properties, Inc. (REIT)	600	29,322
Genworth Financial, Inc.	800	26,744
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Getty Realty Corp. (REIT)	100	2,910
Glacier Bancorp, Inc.	100	3,105
Glenborough Realty Trust, Inc. (REIT)	100	2,175
Glimcher Realty Trust (REIT)	100	2,840
Global Signal, Inc. (REIT)	100	4,920
GMH Communities Trust (REIT)	100	1,164
Gold Banc Corp., Inc.	100	1,832
Golden West Financial Corp.	900	61,110
Goldman Sachs Group, Inc.	1,300	204,048
Greater Bay Bancorp	200	5,548
Greenhill & Co., Inc.	100	6,611
Hancock Holding Co.	100	4,652
Hanmi Financial Corp.	100	1,806
Hanover Insurance Group, Inc.	200	10,484
Harbor Florida Bancshares, Inc.	100	3,787
Harleysville National Corp.	100	2,274
Hartford Financial Services Group, Inc.	1,000	80,550
HCC Insurance Holdings, Inc.	400	13,920
Health Care Property Investors, Inc. (REIT)	400	11,360
Health Care REIT, Inc.	200	7,620
Healthcare Realty Trust, Inc. (REIT)	200	7,476
Heritage Property Investment Trust (REIT)	100	3,959
Highland Hospitality Corp. (REIT)	100	1,271
Highwoods Properties, Inc. (REIT)	200	6,746
Hilb Rogal & Hobbs Co.	100	4,122
Home Properties, Inc. (REIT)	100	5,110
HomeBanc Corp./Atlanta GA (REIT)	200	1,758
Horace Mann Educators Corp.	100	1,880
Hospitality Properties Trust (REIT)	200	8,734
Host Marriott Corp. (REIT)	1,100	23,540
HRPT Properties Trust (REIT)	700	8,218
Hudson City Bancorp, Inc. (REIT)	1,900	25,251
Huntington Bancshares, Inc./OH	914	22,055
IMPAC Mortgage Holdings, Inc. (REIT)	300	2,892
Independence Community Bank Corp.	300	12,504
Independent Bank Corp./Rockland MA	100	3,215
IndyMac Bancorp, Inc.	200	8,186
Infinity Property & Casualty Corp. (REIT)	100	4,174
Inland Real Estate Corp. (REIT)	200	3,262
Innkeepers USA Trust (REIT)	100	1,695
Integra Bank Corp.	100	2,286
Interchange Financial Services Corp.	100	1,900
IntercontinentalExchange, Inc.*	100	6,905
International Bancshares Corp.	200	5,746
Investment Technology Group, Inc.*	100	4,980
Investors Bancorp, Inc.*	300	4,182
Investors Financial Services Corp.	200	9,374
Investors Real Estate Trust (REIT)	200	1,908
Irwin Financial Corp.	100	1,933
iStar Financial, Inc. (REIT)	400	15,312
Janus Capital Group, Inc.	700	16,219
Jefferies Group, Inc.	200	11,700
Jefferson-Pilot Corp.	500	27,970
Jones Lang LaSalle, Inc.	100	7,654
JPMorgan Chase & Co.	18,400	766,176
KeyCorp.	1,400	51,520
Kilroy Realty Corp. (REIT)	100	7,726
Kimco Realty Corp. (REIT)	700	28,448
Kite Realty Group Trust (REIT)	100	1,595
KKR Financial Corp. (REIT)	100	2,243
KNBT Bancorp, Inc.	100	1,635
Knight Capital Group, Inc. (Class A)*	400	5,572
LaBranche & Co., Inc.*	200	3,162
Lakeland Bancorp, Inc.	100	1,556
LandAmerica Financial Group, Inc.	100	6,785
LaSalle Hotel Properties (REIT)	100	4,100
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Legg Mason, Inc.	445	55,772
Lehman Brothers Holdings, Inc.	900	130,077
Leucadia National Corp.	300	17,898
Lexington Corporate Properties Trust (REIT)	200	4,170
Liberty Property Trust (REIT)	300	14,148
Lincoln National Corp.	600	32,754
Loews Corp.	500	50,600
Longview Fibre Co. (REIT)	200	5,168
LTC Properties, Inc. (REIT)	100	2,326
Luminent Mortgage Capital, Inc. (REIT)	100	811
M&T Bank Corp.	300	34,242
Macerich Co. (REIT)	300	22,185
Mack-Cali Realty Corp. (REIT)	200	9,600
MAF Bancorp, Inc.	100	4,377
Maguire Properties, Inc. (REIT)	100	3,650
Main Street Banks, Inc.	100	2,588
Markel Corp.*	32	10,806
Marsh & McLennan Cos., Inc.	1,800	52,848
Marshall & Ilsley Corp.	800	34,864
MB Financial, Inc.	100	3,540
MBIA, Inc.	500	30,065
MBT Financial Corp.	100	1,680
MCG Capital Corp.	200	2,822
Mellon Financial Corp.	1,400	49,840
Mercantile Bankshares Corp.	450	17,303
Mercury General Corp.	100	5,490
MeriStar Hospitality Corp. (REIT)*	300	3,114
Merrill Lynch & Co., Inc.	3,200	252,032
Metlife, Inc.	5,875	284,174
MFA Mortgage Investments, Inc. (REIT)	300	1,905
MGIC Investment Corp.	300	19,989
Mid-America Apartment Communities, Inc. (REIT)	100	5,475
Mid-State Bancshares	100	2,943
Mills Corp. (REIT)	200	5,600
Moody’s Corp.	900	64,314
Morgan Stanley	9,375	588,937
MortgageIT Holdings, Inc. (REIT)	100	1,083
Nasdaq Stock Market, Inc.*	200	8,008
National City Corp.	1,900	66,310
National Financial Partners Corp.	100	5,652
National Health Investors, Inc. (REIT)	100	2,540
National Penn Bancshares, Inc.	125	2,660
Nationwide Financial Services	200	8,604
Nationwide Health Properties, Inc. (REIT)	200	4,300
NBT Bancorp, Inc.	100	2,325
Nelnet, Inc. (Class A)*	100	4,165
Netbank, Inc.	200	1,448
New Century Financial Corp. (REIT)	200	9,204
New Plan Excel Realty Trust (REIT)	300	7,782
New York Community Bancorp, Inc.	900	15,768
NewAlliance Bancshares, Inc.	400	5,772
Newcastle Investment Corp. (REIT)	100	2,392
North Fork Bancorporation, Inc.	1,600	46,128
Northern Trust Corp.	700	36,750
Northwest Bancorp, Inc.	100	2,476
Novastar Financial, Inc. (REIT)	100	3,344
Nuveen Investments, Inc. (Class A)	200	9,630
Ohio Casualty Corp.	200	6,340
Old National Bancorp/IN	200	4,328
Old Republic International Corp.	750	16,365
Omega Healthcare Investors, Inc. (REIT)	200	2,804
optionsXpress Holdings, Inc.	100	2,908
Oriental Financial Group	100	1,445
Pacific Capital Bancorp	200	6,768
Pan Pacific Retail Properties, Inc. (REIT)	200	14,180
Park National Corp.	40	4,260
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Partners Trust Financial Group, Inc.	200	2,384
Pennsylvania Real Estate Investment Trust (REIT)	100	4,400
People’s Bank/Bridgeport, CT	200	6,550
PFF Bancorp, Inc.	100	3,371
Philadelphia Consolidated Holding Co.*	300	10,242
Phoenix Cos., Inc.	300	4,890
Piper Jaffray Cos.*	100	5,500
Plum Creek Timber Co., Inc. (REIT)	600	22,158
PMI Group, Inc.	300	13,776
PNC Financial Services Group, Inc.	1,000	67,310
Popular, Inc.	935	19,411
Portfolio Recovery Associates, Inc.*	100	4,683
Post Propertiesm, Inc. (REIT)	100	4,450
Potlatch Holdings, Inc. (REIT)	139	5,948
Presidential Life Corp.	100	2,541
Principal Financial Group	1,000	48,800
PrivateBancorp, Inc.	100	4,149
ProAssurance Corp.*	100	5,200
Progressive Corp.	700	72,982
Prologis (REIT)	879	47,027
Prosperity Bancshares, Inc.	100	3,021
Protective Life Corp.	200	9,948
Provident Bankshares Corp.	100	3,645
Provident Financial Services, Inc.	200	3,620
Provident New York Bancorp	100	1,297
Prudential Financial, Inc.	1,800	136,458
PS Business Parks, Inc. (REIT)	100	5,592
Public Storage, Inc. (REIT)	300	24,369
Radian Group, Inc.	300	18,075
RAIT Investment Trust (REIT)	100	2,824
Ramco-Gershenson Properties (REIT)	100	3,027
Raymond James Financial, Inc.	300	8,868
Rayonier, Inc. (REIT)	300	13,677
Realty Income Corp. (REIT)	300	7,263
Reckson Associates Realty Corp. (REIT)	300	13,746
Redwood Trust, Inc. (REIT)	100	4,332
Regency Centers Corp. (REIT)	200	13,438
Regions Financial Corp.	1,600	56,272
Reinsurance Group of America, Inc.	100	4,729
Republic Bancorp, Inc./MI	220	2,649
R-G Financial Corp. (Class B)	100	1,266
RLI Corp.	100	5,730
S&T Bancorp, Inc.	100	3,658
Safeco Corp.	400	20,084
Sandy Spring Bancorp, Inc.	100	3,799
Saxon Capital, Inc. (REIT)	200	2,088
SEI Investments Co.	200	8,106
Selective Insurance Group	100	5,300
Senior Housing Properties Trust (REIT)	200	3,620
Shurgard Storage Centers, Inc. (REIT)	200	13,326
Simmons First National Corp. (Class A)	100	2,976
Simon Property Group, Inc. (REIT)	600	50,484
Sky Financial Group, Inc.	300	7,950
SL Green Realty Corp. (REIT)	200	20,300
SLM Corp.	1,400	72,716
South Financial Group, Inc.	200	5,230
Sovereign Bancorp, Inc.	1,200	26,292
Sovran Self Storage, Inc. (REIT)	100	5,520
Spirit Finance Corp. (REIT)	200	2,440
St. Joe Co.	300	18,852
St. Paul Travelers Cos., Inc.	2,300	96,117
StanCorp. Financial Group, Inc.	200	10,822
Sterling Bancorp/NY	105	2,163
Sterling Bancshares, Inc./TX	200	3,610
Sterling Financial Corp./PA	100	2,184
Sterling Financial Corp./WA	100	2,900
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Stewart Information Services Corp.	100	4,708
Strategic Hotels & Resorts, Inc. (REIT)	200	4,656
Sun Communities, Inc. (REIT)	100	3,535
Sunstone Hotel Investors, Inc. (REIT)	100	2,897
SunTrust Banks, Inc.	1,200	87,312
Susquehanna Bancshares, Inc.	200	5,154
SVB Financial Group*	100	5,305
Synovus Financial Corp.	1,000	27,090
T Rowe Price Group, Inc.	500	39,105
Tanger Factory Outlet Centers (REIT)	100	3,441
Taubman Centers, Inc. (REIT)	200	8,334
TCF Financial Corp.	400	10,300
TD Ameritrade Holding Corp.*	1,200	25,044
TD Banknorth, Inc.	524	15,379
Texas Capital Bancshares, Inc.*	100	2,400
Texas Regional Bancshares, Inc.	110	3,244
Thornburg Mortgage, Inc. (REIT)	300	8,118
TierOne Corp.	100	3,395
Torchmark Corp.	5,950	339,745
Town & Country Trust (REIT)	100	4,059
Trammell Crow Co.*	100	3,566
Transatlantic Holdings, Inc.	100	5,845
Trizec Properties, Inc. (REIT)	300	7,719
Trustco Bank Corp. NY	300	3,651
Trustmark Corp.	200	6,328
Trustreet Properties, Inc. (REIT)	200	3,038
UCBH Holdings, Inc.	300	5,676
UICI	100	3,699
UMB Financial Corp.	100	7,023
Umpqua Holdings Corp.	100	2,850
UnionBanCal Corp.	200	14,032
United Bankshares, Inc.	100	3,827
United Community Banks, Inc./GA	100	2,815
United Community Financial Corp./OH	100	1,212
United Dominion Realty Trust, Inc. (REIT)	400	11,416
United Fire & Casualty Co.	100	3,290
Unitrin, Inc.	200	9,302
Universal American Financial Corp.*	100	1,540
UnumProvident Corp.	1,000	20,480
Urstadt Biddle Properties, Inc. (Class A)(REIT)	100	1,800
USI Holdings Corp.*	200	3,226
U-Store-It Trust (REIT)	100	2,015
Valley National Bancorp	400	10,248
Ventas, Inc. (REIT)	300	9,954
Vornado Realty Trust (REIT)	400	38,400
W Holding Co., Inc.	400	3,148
Wachovia Corp.	5,527	309,788
Waddell & Reed Financial, Inc.	300	6,930
Washington Federal, Inc.	300	7,260
Washington Mutual, Inc.	7,000	298,340
Washington Real Estate Investment Trust (REIT)	100	3,632
Webster Financial Corp.	200	9,692
Weingarten Realty Investors (REIT)	300	12,225
Wells Fargo & Co.	5,800	370,446
WesBanco, Inc.	100	3,281
West Bancorporation, Inc.	100	1,983
West Coast Bancorp/OR	100	2,795
Westamerica Bancorporation	100	5,192
Whitney Holding Corp.	200	7,092
Wilmington Trust Corp.	200	8,670
Winston Hotels, Inc. (REIT)	100	1,137
Wintrust Financial Corp.	100	5,817
World Acceptance Corp.*	100	2,740
WR Berkley Corp.	400	23,224
XL Capital Ltd. (Class A)	4,625	296,509
Zenith National Insurance Corp.	150	7,220
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Zions Bancorporation	362	29,948

		13,508,240

Health Care (4.7%)
Aastrom Biosciences, Inc.*	400	812
Abbott Laboratories	5,300	225,091
Abgenix, Inc.*	300	6,750
Adolor Corp.*	100	2,380
Advanced Medical Optics, Inc.*	200	9,328
Aetna, Inc.	2,000	98,280
Affymetrix, Inc.*	200	6,586
Albany Molecular Research, Inc.*	100	1,016
Alexion Pharmaceuticals, Inc.*	100	3,542
Align Technology, Inc.*	200	1,834
Alkermes, Inc.*	300	6,615
Allergan, Inc.	447	48,481
Allscripts Healthcare Solutions, Inc.*	100	1,831
Alpharma, Inc. (Class A)	100	2,682
Amedisys, Inc.*	100	3,475
American Medical Systems Holdings, Inc.*	200	4,500
American Pharmaceutical Partners, Inc.*	100	2,849
American Retirement Corp.*	100	2,562
AMERIGROUP Corp.*	200	4,208
AmerisourceBergen Corp.	5,375	259,451
Amgen, Inc.*	4,200	305,550
Amsurg Corp.*	100	2,269
Amylin Pharmaceuticals, Inc.*	400	19,580
Analogic Corp.	100	6,620
Andrx Corp.*	200	4,748
Applera Corp. — Applied Biosystems Group	600	16,284
Applera Corp. — Celera Genomics Group*	300	3,507
Apria Healthcare Group, Inc.*	200	4,596
Arena Pharmaceuticals, Inc.*	100	1,811
Ariad Pharmaceuticals, Inc.*	200	1,316
Arrow International, Inc.	100	3,267
Arthrocare Corp.*	100	4,782
Aspect Medical Systems, Inc.*	100	2,744
Atherogenics, Inc.*	100	1,632
AVANIR Pharmaceuticals (Class A)*	100	1,462
Barr Pharmaceuticals, Inc.*	400	25,192
Bausch & Lomb, Inc.	200	12,740
Baxter International, Inc.	2,100	81,501
Beckman Coulter, Inc.	200	10,914
Becton Dickinson & Co.	900	55,422
Bioenvision, Inc.*	100	713
Biogen Idec, Inc.*	1,200	56,520
BioMarin Pharmaceuticals, Inc.*	300	4,026
Biomet, Inc.	900	31,968
Bio-Rad Laboratories, Inc.*	100	6,235
Biosite, Inc.*	100	5,193
Boston Scientific Corp.*	2,300	53,015
Bristol-Myers Squibb Co.	17,300	425,753
Cambrex Corp.	100	1,954
Cardinal Health, Inc.	1,500	111,780
Caremark Rx, Inc.*	1,600	78,688
Celgene Corp.*	1,200	53,064
Cell Genesys, Inc.*	200	1,596
Centene Corp.*	100	2,917
Cephalon, Inc.*	200	12,050
Cepheid, Inc.*	200	1,832
Cerner Corp.*	200	9,490
Charles River Laboratories International, Inc.*	300	14,706
Chemed Corp.	100	5,934
Chiron Corp.*	400	18,324
Cigna Corp.	400	52,248
CNS, Inc.	100	2,154
Community Health Systems, Inc.*	300	10,845
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Conmed Corp.*	100	1,915
Connetics Corp.*	100	1,693
Cooper Cos., Inc.	200	10,806
Covance, Inc.*	200	11,750
Coventry Health Care, Inc.*	600	32,388
CR Bard, Inc.	400	27,124
Cross Country Healthcare, Inc.*	100	1,936
Cubist Pharmaceuticals, Inc.*	200	4,594
CV Therapeutics, Inc.*	100	2,208
Cyberonics, Inc.*	100	2,577
Cypress Bioscience, Inc.*	100	630
Cytyc Corp.*	400	11,272
Dade Behring Holdings, Inc.	300	10,713
DaVita, Inc.*	400	24,084
deCODE genetics, Inc.*	200	1,734
Dendreon Corp.*	200	942
Dendrite International, Inc.*	100	1,365
Dentsply International, Inc.	300	17,445
Diagnostic Products Corp.	100	4,763
Digene Corp.*	100	3,910
Dionex Corp.*	100	6,148
Discovery Laboratories, Inc.*	200	1,466
DJ Orthopedics, Inc.*	100	3,976
Dov Pharmaceutical, Inc.*	100	1,598
Eclipsys Corp.*	100	2,361
Edwards Lifesciences Corp.*	200	8,700
Eli Lilly & Co.	3,400	188,020
Emdeon Corp.*	1,104	11,923
Encysive Pharmaceuticals, Inc.*	200	978
Endo Pharmaceuticals Holdings, Inc.*	200	6,562
Enzo Biochem, Inc.*	100	1,350
Enzon Pharmaceuticals, Inc.*	200	1,620
eResearch Technology, Inc.*	200	2,878
Exelixis, Inc.*	300	3,603
Express Scripts, Inc.*	400	35,160
First Horizon Pharmaceutical Corp.*	100	2,521
Fisher Scientific International, Inc.*	400	27,220
Forest Laboratories, Inc.*	1,200	53,556
Genentech, Inc.*	1,600	135,216
Genesis HealthCare Corp.*	100	4,394
Gen-Probe, Inc.*	200	11,024
Gentiva Health Services, Inc.*	100	1,821
Genzyme Corp.*	900	60,498
Geron Corp.*	200	1,662
Gilead Sciences, Inc.*	1,600	99,552
Greatbatch, Inc.*	100	2,191
Guidant Corp.	1,100	85,866
Haemonetics Corp./Mass*	100	5,077
HCA, Inc.	4,475	204,910
Health Management Associates, Inc. (Class A)	800	17,256
Health Net, Inc.*	400	20,328
HealthExtras, Inc.*	100	3,530
HealthTronics, Inc.*	100	827
Healthways, Inc.*	100	5,094
Henry Schein, Inc.*	300	14,358
Hillenbrand Industries, Inc.	200	10,998
Hologic, Inc.*	200	11,070
Hospira, Inc.*	500	19,730
Human Genome Sciences, Inc.*	400	4,348
Humana, Inc.*	600	31,590
ICOS Corp.*	200	4,410
Idexx Laboratories, Inc.*	100	8,636
I-Flow Corp.*	100	1,332
Illumina, Inc.*	100	2,375
ImClone Systems, Inc.*	200	6,804
Immucor, Inc.*	200	5,738
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

IMS Health, Inc.	700	18,039
Incyte Corp.*	300	1,806
Inspire Pharmaceuticals, Inc.*	200	1,046
Integra LifeSciences Holdings Corp.*	100	4,098
Intermagnetics General Corp.*	150	3,758
InterMune, Inc.*	100	1,854
Intuitive Surgical, Inc.*	100	11,800
Invacare Corp.	100	3,106
Inverness Medical Innovations, Inc.*	100	2,873
Invitrogen Corp.*	200	14,026
IRIS International, Inc.*	100	1,563
Isis Pharmaceuticals, Inc.*	200	1,802
Johnson & Johnson	12,450	737,289
Keryx Biopharmaceuticals, Inc.*	100	1,911
Kindred Healthcare, Inc.*	100	2,515
Kinetic Concepts, Inc.*	200	8,234
King Pharmaceuticals, Inc.*	800	13,800
Kos Pharmaceuticals, Inc.*	100	4,777
KV Pharmaceutical Co. (Class A)*	100	2,412
Kyphon, Inc.*	100	3,720
Laboratory Corp. of America Holdings*	500	29,240
Laserscope*	100	2,365
LCA-Vision, Inc.	100	5,011
Lifecell Corp.*	100	2,255
LifePoint Hospitals, Inc.*	200	6,220
Lincare Holdings, Inc.*	300	11,688
Magellan Health Services, Inc.*	100	4,047
Manor Care, Inc.	300	13,305
Martek Biosciences Corp.*	100	3,283
Matria Healthcare, Inc.*	100	3,796
McKesson Corp.	1,000	52,130
Medarex, Inc.*	400	5,288
Medco Health Solutions, Inc.*	1,000	57,220
Medicines Co.*	200	4,114
Medicis Pharmaceutical Corp. (Class A)	200	6,520
Medimmune, Inc.*	800	29,264
Medtronic, Inc.	4,100	208,075
Mentor Corp.	100	4,531
Merck & Co., Inc.	7,500	264,225
Merge Technologies, Inc.*	100	1,597
Merit Medical Systems, Inc.*	100	1,201
MGI Pharma, Inc.*	200	3,500
Millennium Pharmaceuticals, Inc.*	1,000	10,110
Millipore Corp.*	200	14,612
Molecular Devices Corp.*	100	3,316
Monogram Biosciences, Inc.*	400	736
Mylan Laboratories, Inc.	700	16,380
Myogen, Inc.*	100	3,623
Myriad Genetics, Inc.*	100	2,609
Nabi Biopharmaceuticals*	200	1,128
Nektar Therapeutics*	300	6,114
Neurocrine Biosciences, Inc.*	100	6,454
NitroMed, Inc.*	100	840
Northfield Laboratories, Inc.*	100	1,000
Noven Pharmaceuticals, Inc.*	100	1,801
NPS Pharmaceuticals, Inc.*	100	854
NuVasive, Inc.*	100	1,885
Nuvelo, Inc.*	200	3,564
Odyssey HealthCare, Inc.*	100	1,721
Omnicare, Inc.	400	21,996
Onyx Pharmaceuticals, Inc.*	100	2,626
Option Care, Inc.	100	1,414
OraSure Technologies, Inc.*	200	2,060
OSI Pharmaceuticals, Inc.*	212	6,805
Owens & Minor, Inc.	100	3,277
Palomar Medical Technologies, Inc.*	100	3,345
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Par Pharmaceutical Cos., Inc.*	100	2,818
Parexel International Corp.*	100	2,644
Patterson Cos., Inc.*	500	17,600
PDL BioPharma, Inc.*	400	13,120
Pediatrix Medical Group, Inc.*	100	10,264
Penwest Pharmaceuticals Co.*	100	2,169
PerkinElmer, Inc.	400	9,388
Perrigo Co.	300	4,893
Per-Se Technologies, Inc.*	122	3,253
Pfizer, Inc.	35,725	890,267
Pharmaceutical Product Development, Inc.	400	13,844
Pharmion Corp.*	100	1,802
PolyMedica Corp.	100	4,236
Progenics Pharmaceuticals, Inc.*	100	2,649
PSS World Medical, Inc.*	200	3,858
Psychiatric Solutions, Inc.*	200	6,626
Quest Diagnostics, Inc.	600	30,780
RehabCare Group, Inc.*	100	1,885
Res-Care, Inc.*	100	1,838
Resmed, Inc.*	200	8,796
Respironics, Inc.*	200	7,782
Rigel Pharmaceuticals, Inc.*	100	1,149
Salix Pharmaceuticals Ltd.*	100	1,651
Schering-Plough Corp.	5,000	94,950
Senomyx, Inc.*	100	1,646
Sepracor, Inc.*	400	19,524
Serologicals Corp.*	100	2,446
SFBC International, Inc.*	100	2,438
Sierra Health Services, Inc.*	200	8,140
SonoSite, Inc.*	100	4,064
St Jude Medical, Inc.*	1,200	49,200
StemCells, Inc.*	200	716
STERIS Corp.	200	4,936
Stryker Corp.	1,000	44,340
Sunrise Senior Living, Inc.*	200	7,794
SuperGen, Inc.*	200	1,136
SurModics, Inc.*	100	3,536
Sybron Dental Specialties, Inc.*	100	4,124
Symbion, Inc.*	100	2,265
Tanox, Inc.*	100	1,942
Techne Corp.*	100	6,014
Telik, Inc.*	200	3,872
Tenet Healthcare Corp.*	1,500	11,070
Thermo Electron Corp.*	500	18,545
Thoratec Corp.*	200	3,854
Triad Hospitals, Inc.*	300	12,570
Trizetto Group*	100	1,759
United Surgical Partners International, Inc.*	100	3,541
United Therapeutics Corp.*	100	6,628
UnitedHealth Group, Inc.	4,630	258,632
Universal Health Services, Inc. (Class B)	200	10,158
Valeant Pharmaceuticals International	300	4,755
Varian, Inc.*	100	4,118
Varian Medical Systems, Inc.*	500	28,080
VCA Antech, Inc.*	300	8,544
Ventana Medical Systems, Inc.*	100	4,177
Ventiv Health, Inc.*	100	3,322
Vertex Pharmaceuticals, Inc.*	400	14,636
Viasys Healthcare, Inc.*	100	3,008
Waters Corp.*	400	17,260
Watson Pharmaceuticals, Inc.*	400	11,496
WellCare Health Plans, Inc.*	100	4,544
WellPoint, Inc.*	2,151	166,552
West Pharmaceutical Services, Inc.	100	3,472
Wright Medical Group, Inc.*	100	1,975
Wyeth	4,600	223,192
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Zimmer Holdings, Inc.*	900	60,840
Zymogenetics, Inc.*	100	2,162

		7,406,198

Industrials(3.7%)
3M Co.	2,600	196,794
AAR Corp.*	100	2,848
ABM Industries, Inc.	100	1,917
ABX Air, Inc.*	200	1,362
ACCO Brands Corp.*	100	2,220
Actuant Corp. (Class A)	100	6,122
Acuity Brands, Inc.	100	4,000
Adesa, Inc.	300	8,022
Administaff, Inc.	100	5,436
Advisory Board Co.*	100	5,577
AGCO Corp.*	300	6,222
Airtran Holdings, Inc.*	300	5,433
Alaska Air Group, Inc.*	100	3,545
Albany International Corp.	100	3,809
Alexander & Baldwin, Inc.	200	9,536
Alliant Techsystems, Inc.*	100	7,717
Allied Waste Industries, Inc.*	700	8,568
American Power Conversion Corp.	500	11,555
American Standard Cos., Inc.	600	25,716
American Superconductor Corp.*	100	1,135
Ametek, Inc.	200	8,992
AMR Corp.*	600	16,230
AO Smith Corp.	100	5,280
Apogee Enterprises, Inc.	100	1,688
Applied Industrial Technologies, Inc.	100	4,460
Aramark Corp. (Class B)	200	5,908
Arkansas Best Corp.	100	3,912
Armor Holdings, Inc.*	100	5,829
Artesyn Technologies, Inc.*	100	1,095
Astec Industries, Inc.*	100	3,590
ASV, Inc.*	100	3,222
Avery Dennison Corp.	400	23,392
Aviall, Inc.*	100	3,808
Baldor Electric Co.	100	3,387
Banta Corp.	100	5,198
Barnes Group, Inc.	100	4,050
BE Aerospace, Inc.*	200	5,024
Beacon Roofing Supply, Inc.*	100	4,064
Boeing Co.	3,775	294,186
Bowne & Co., Inc.	100	1,667
Brady Corp. (Class A)	100	3,746
Briggs & Stratton Corp.	200	7,074
Brink’s Co.	200	10,152
Bucyrus International, Inc.	150	7,228
Burlington Northern Santa Fe Corp.	1,300	108,329
Carlisle Cos., Inc.	100	8,180
Cascade Corp.	100	5,285
Caterpillar, Inc.	2,300	165,163
Cendant Corp.	3,600	62,460
Central Parking Corp.	100	1,600
Cenveo, Inc.*	200	3,316
Ceradyne, Inc.*	100	4,990
CH Robinson Worldwide, Inc.	600	29,454
ChoicePoint, Inc.*	300	13,425
Cintas Corp.	500	21,310
CIRCOR International, Inc.	100	2,920
Clarcor, Inc.	200	7,120
Clean Harbors, Inc.*	100	2,967
CNF, Inc.	200	9,988
Coinstar, Inc.*	100	2,591
Comfort Systems USA, Inc.	100	1,350
Commercial Vehicle Group, Inc.*	100	1,921
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Continental Airlines, Inc. (Class B)*	200	5,380
Copart, Inc.*	200	5,490
Corporate Executive Board Co.	100	10,090
Corrections Corp. of America*	100	4,520
CoStar Group, Inc.*	100	5,189
Covanta Holding Corp.*	400	6,668
Crane Co.	200	8,202
CSX Corp.	700	41,860
Cubic Corp.	100	2,394
Cummins, Inc.	200	21,020
Curtiss-Wright Corp.	100	6,620
Danaher Corp.	800	50,840
Deere & Co.	900	71,145
Deluxe Corp.	200	5,234
DiamondCluster International, Inc.*	100	1,070
Dollar Thrifty Automotive Group*	100	4,540
Donaldson Co., Inc.	200	6,758
Dover Corp.	700	33,992
DRS Technologies, Inc.	126	6,914
Dun & Bradstreet Corp.*	200	15,336
Duratek, Inc.*	100	2,190
Eaton Corp.	500	36,485
EDO Corp.	100	3,085
EGL, Inc.*	100	4,500
ElkCorp.	100	3,375
EMCOR Group, Inc.*	200	9,932
Emerson Electric Co.	1,400	117,082
Energy Conversion Devices, Inc.*	100	4,918
EnerSys*	200	2,760
Ennis, Inc.	100	1,950
EnPro Industries, Inc.*	100	3,430
Equifax, Inc.	400	14,896
ESCO Technologies, Inc.*	100	5,065
Essex Corp.*	100	2,202
Esterline Technologies Corp.*	100	4,275
Expeditors International Washington, Inc.	400	34,556
ExpressJet Holdings, Inc.*	200	1,488
Fastenal Co.	400	18,936
Federal Signal Corp.	200	3,700
FedEx Corp.	1,000	112,940
Florida East Coast Industries	100	5,390
Flowserve Corp.*	200	11,668
Fluor Corp.	300	25,740
Forward Air Corp.	100	3,729
Franklin Electric Co., Inc.	100	5,465
Frontier Airlines Holdings, Inc.*	100	770
FTI Consulting, Inc.*	100	2,853
FuelCell Energy, Inc.*	200	2,294
G&K Services, Inc. (Class A)	100	4,254
Gardner Denver, Inc.*	100	6,520
GATX Corp.	100	4,129
GenCorp., Inc.*	200	4,110
General Cable Corp.*	100	3,033
General Dynamics Corp.	1,400	89,572
General Electric Co.	36,100	1,255,558
Genesee & Wyoming, Inc.*	150	4,602
Genlyte Group, Inc.*	100	6,814
Goodrich Corp.	400	17,444
Graco, Inc.	200	9,086
GrafTech International Ltd.*	300	1,830
Granite Construction, Inc.	100	4,868
Griffon Corp.*	100	2,484
Harsco Corp.	200	16,524
Healthcare Services Group	100	2,136
Heartland Express, Inc.	200	4,358
Heico Corp.	100	3,169
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Heidrick & Struggles International, Inc.*	100	3,628
Herman Miller, Inc.	200	6,482
Hexcel Corp.*	200	4,394
HNI Corp.	200	11,800
Honeywell International, Inc.	2,900	124,033
HUB Group, Inc. (Class A)*	100	4,558
Hubbell, Inc. (Class B)	200	10,252
Hudson Highland Group, Inc.*	100	1,894
IDEX Corp.	200	10,434
II-VI, Inc.*	100	1,809
IKON Office Solutions, Inc.	400	5,700
Illinois Tool Works, Inc.	900	86,679
Insituform Technologies, Inc.*	100	2,660
ITT Industries, Inc.	600	33,732
Jacobs Engineering Group, Inc.*	200	17,348
Jacuzzi Brands, Inc.*	300	2,949
JB Hunt Transport Services, Inc.	400	8,616
JetBlue Airways Corp.*	450	4,824
JLG Industries, Inc.	400	12,316
John H Harland Co.	100	3,930
Joy Global, Inc.	450	26,896
Kadant, Inc.*	100	2,270
Kaman Corp.	100	2,516
Kansas City Southern*	300	7,410
Kaydon Corp.	100	4,036
Kelly Services, Inc. (Class A)	100	2,717
Kennametal, Inc.	100	6,114
Kforce, Inc.*	100	1,275
Kirby Corp.*	100	6,811
Knight Transportation, Inc.	150	2,962
Korn/Ferry International*	100	2,039
L-3 Communications Holdings, Inc.	400	34,316
Labor Ready, Inc.*	100	2,395
Laidlaw International, Inc.	300	8,160
Landstar System, Inc.	200	8,824
LECG Corp.*	100	1,927
Lennox International, Inc.	200	5,972
Lincoln Electric Holdings, Inc.	100	5,399
Lockheed Martin Corp.	1,300	97,669
LSI Industries, Inc.	100	1,704
Manitowoc Co., Inc.	100	9,115
Manpower, Inc.	300	17,154
Masco Corp.	1,500	48,735
Mcgrath RentCorp.	100	3,006
Mine Safety Appliances Co.	100	4,200
Mobile Mini, Inc.*	200	6,184
Monster Worldwide, Inc.*	400	19,944
Moog, Inc. (Class A)*	100	3,549
MSC Industrial Direct Co.	200	10,804
Mueller Industries, Inc.	100	3,569
Navigant Consulting, Inc.*	200	4,270
Navistar International Corp.*	200	5,516
NCI Building Systems, Inc.*	100	5,977
NCO Group, Inc.*	100	2,375
Nordson Corp.	100	4,986
Norfolk Southern Corp.	1,400	75,698
Northrop Grumman Corp.	1,200	81,948
Old Dominion Freight Line*	150	4,043
Orbital Sciences Corp.*	200	3,164
Oshkosh Truck Corp.	300	18,672
Paccar, Inc.	600	42,288
Pacer International, Inc.	100	3,268
Pall Corp.	400	12,476
Parker Hannifin Corp.	400	32,244
Pentair, Inc.	300	12,225
Perini Corp.*	100	3,037
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

PHH Corp.*	200	5,340
Pitney Bowes, Inc.	800	34,344
Plug Power, Inc.*	200	1,000
Power-One, Inc.*	300	2,160
Precision Castparts Corp.	500	29,700
Quanta Services, Inc.*	400	6,408
RailAmerica, Inc.*	100	1,066
Raven Industries, Inc.	100	3,911
Raytheon Co.	1,500	68,760
Regal-Beloit Corp.	100	4,227
Republic Services, Inc.	500	21,255
Resources Connection, Inc.*	200	4,982
Robert Half International, Inc.	600	23,166
Rockwell Automation, Inc.	600	43,146
Rockwell Collins, Inc.	600	33,810
Rollins, Inc.	100	2,024
Roper Industries, Inc.	300	14,589
RR Donnelley & Sons Co.	700	22,904
Rush Enterprises, Inc. (Class A)*	100	1,758
Ryder System, Inc.	200	8,956
School Specialty, Inc.*	100	3,450
Shaw Group, Inc.*	300	9,120
Simpson Manufacturing Co, Inc.	100	4,330
Skywest, Inc.	200	5,854
SourceCorp.*	100	2,411
Southwest Airlines Co.	2,600	46,774
Spherion Corp.*	200	2,080
SPX Corp.	200	10,684
Steelcase, Inc.	200	3,600
Stericycle, Inc.*	200	13,524
Stewart & Stevenson Services, Inc.	100	3,648
Superior Essex, Inc.*	100	2,544
Swift Transportation Co., Inc.*	100	2,173
Taser International, Inc.*	200	2,118
Tecumseh Products Co. (Class A)	100	2,454
Teledyne Technologies, Inc.*	100	3,560
Teleflex, Inc.	100	7,163
TeleTech Holdings, Inc.*	100	1,111
Terex Corp.*	200	15,848
Tetra Tech, Inc.*	200	3,818
Textron, Inc.	400	37,356
Thomas & Betts Corp.*	200	10,276
Timken Co.	300	9,681
Toro Co.	200	9,550
Tredegar Corp.	100	1,591
Trinity Industries, Inc.	100	5,439
Triumph Group, Inc.*	100	4,426
UAP Holding Corp.	100	2,150
Union Pacific Corp.	3,875	361,731
United Parcel Service, Inc. (Class B)	2,100	166,698
United Rentals, Inc.*	200	6,900
United Stationers, Inc.*	100	5,310
United Technologies Corp.	3,500	202,895
Universal Forest Products, Inc.	100	6,349
URS Corp.*	100	4,025
USG Corp.*	100	9,496
Valmont Industries, Inc.	100	4,204
Viad Corp.	100	3,428
Vicor Corp.	100	1,973
Wabash National Corp.	100	1,975
Wabtec Corp.	200	6,520
Walter Industries, Inc.	100	6,662
Washington Group International, Inc.	100	5,739
Waste Connections, Inc.*	200	7,962
Waste Management, Inc.	1,900	67,070
Watsco, Inc.	100	7,105
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Watson Wyatt Worldwide, Inc. (Class A)	100	3,258
Watts Water Technologies, Inc. (Class A)	100	3,634
Werner Enterprises, Inc.	200	3,674
WESCO International, Inc.*	100	6,801
West Corp.*	100	4,466
Woodward Governor Co.	100	3,325
WW Grainger, Inc.	300	22,605
YRC Worldwide, Inc.*	200	7,612

		5,922,065

Information Technology (5.7%)
3Com Corp.*	1,300	6,656
Actel Corp.*	100	1,594
Activision, Inc.*	800	11,032
Acxiom Corp.	300	7,752
Adaptec, Inc.*	400	2,212
ADC Telecommunications, Inc.*	400	10,236
Adobe Systems, Inc.*	1,976	69,002
Adtran, Inc.	200	5,236
Advanced Digital Information Corp.*	200	1,756
Advanced Micro Devices, Inc.*	1,600	53,056
Advent Software, Inc.*	100	2,842
Aeroflex, Inc.*	300	4,119
Affiliated Computer Services, Inc.*	400	23,864
Agere Systems, Inc.*	600	9,024
Agile Software Corp.*	200	1,526
Agilent Technologies, Inc.*	1,431	53,734
Agilysys, Inc.	100	1,506
Akamai Technologies, Inc.*	400	13,156
Alliance Data Systems Corp.*	300	14,031
Altera Corp.*	1,200	24,768
Altiris, Inc.*	100	2,201
AMIS Holdings, Inc.*	200	1,812
Amkor Technology, Inc.*	400	3,456
Amphenol Corp. (Class A)	300	15,654
Analog Devices, Inc.	1,300	49,777
Andrew Corp.*	500	6,140
Anixter International, Inc.	100	4,778
Ansys, Inc.*	100	5,415
Anteon International Corp.*	100	5,456
Apple Computer, Inc.*	2,800	175,616
Applied Films Corp.*	100	1,943
Applied Materials, Inc.	5,700	99,807
Applied Micro Circuits Corp.*	1,000	4,070
aQuantive, Inc.*	200	4,708
Ariba, Inc.*	200	1,956
Arris Group, Inc.*	300	4,128
Arrow Electronics, Inc.*	400	12,908
Atheros Communications, Inc.*	100	2,619
Atmel Corp.*	1,400	6,608
ATMI, Inc.*	100	3,020
Autodesk, Inc.*	800	30,816
Automatic Data Processing, Inc.	2,000	91,360
Avaya, Inc.*	1,600	18,080
Avid Technology, Inc.*	200	8,692
Avnet, Inc.*	500	12,690
Avocent Corp.*	200	6,348
AVX Corp.	200	3,540
Axcelis Technologies, Inc.*	300	1,758
BEA Systems, Inc.*	1,200	15,756
BearingPoint, Inc.*	600	5,094
Belden CDT, Inc.	200	5,446
Benchmark Electronics, Inc.*	100	3,835
BISYS Group, Inc.*	400	5,392
Black Box Corp.	100	4,805
Blackboard, Inc.*	100	2,841
BMC Software, Inc.*	700	15,162
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Borland Software Corp.*	300	1,620
Brightpoint, Inc.*	225	6,988
Broadcom Corp. (Class A)*	1,500	64,740
Brocade Communications Systems, Inc.*	900	6,012
Brooks Automation, Inc.*	311	4,429
CA, Inc.	9,900	269,379
Cabot Microelectronics Corp.*	100	3,710
CACI International, Inc.(Class A)*	100	6,575
Cadence Design Systems, Inc.*	900	16,641
C-COR, Inc.*	200	1,748
CDW Corp.	200	11,770
Ceridian Corp.*	500	12,725
Checkfree Corp.*	300	15,150
Checkpoint Systems, Inc.*	100	2,688
Ciber, Inc.*	200	1,276
Ciena Corp.*	1,900	9,899
Cirrus Logic, Inc.*	300	2,544
Cisco Systems, Inc.*	21,900	474,573
Citrix Systems, Inc.*	600	22,740
CMGI, Inc.*	1,600	2,368
CNET Networks, Inc.*	400	5,684
Cogent, Inc.*	100	1,834
Cognex Corp.	100	2,964
Cognizant Technology Solutions Corp. (Class A)*	500	29,745
Coherent, Inc.*	100	3,511
Cohu, Inc.	100	2,122
CommScope, Inc.*	200	5,710
Computer Sciences Corp.*	3,600	199,980
Compuware Corp.*	1,300	10,179
Comtech Telecommunications Corp.*	100	2,917
Comverse Technology, Inc.*	700	16,471
Concur Technologies, Inc.*	100	1,853
Conexant Systems, Inc.*	1,600	5,520
Convergys Corp.*	500	9,105
Corning, Inc.*	5,200	139,932
Covansys Corp.*	100	1,719
Credence Systems Corp.*	300	2,202
Cree, Inc.*	200	6,562
CSG Systems International*	200	4,652
CTS Corp.	100	1,338
Cymer, Inc.*	100	4,544
Cypress Semiconductor Corp.*	400	6,780
Daktronics, Inc.	100	3,650
Dell, Inc.*	8,300	247,008
Diebold, Inc.	200	8,220
Digital Insight Corp.*	100	3,640
Digital River, Inc.*	100	4,361
Digitas, Inc.*	300	4,320
Diodes, Inc.*	100	4,150
DSP Group, Inc.*	100	2,901
DST Systems, Inc.*	200	11,588
DTS, Inc.*	100	1,966
Dycom Industries, Inc.*	160	3,400
Earthlink, Inc.*	400	3,820
eBay, Inc.*	3,700	144,522
eFunds Corp.*	200	5,168
Electro Scientific Industries, Inc.*	100	2,213
Electronic Arts, Inc.*	1,100	60,192
Electronic Data Systems Corp.	1,700	45,611
Electronics for Imaging*	200	5,594
EMC Corp./Massachusetts*	8,200	111,766
Emulex Corp.*	300	5,127
Entegris, Inc.*	400	4,256
Entrust, Inc.*	200	900
Epicor Software Corp.*	200	2,686
Equinix, Inc.*	100	6,422
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Euronet Worldwide, Inc.*	100	3,783
Exar Corp.*	100	1,428
Extreme Networks*	400	2,008
F5 Networks, Inc.*	200	14,498
Factset Research Systems, Inc.	100	4,435
Fair Isaac Corp.	200	7,924
Fairchild Semiconductor International, Inc.*	400	7,628
FEI Co.*	100	1,985
Fidelity National Information Services, Inc.	600	24,330
Filenet Corp.*	100	2,702
First Data Corp.	2,700	126,414
Fiserv, Inc.*	700	29,785
Flir Systems, Inc.*	200	5,682
Formfactor, Inc.*	100	3,932
Foundry Networks, Inc.*	400	7,264
Freescale Semiconductor, Inc.(Class B)*	1,300	36,101
Gartner, Inc.*	200	2,790
Gateway, Inc.*	900	1,971
Genesis Microchip, Inc.*	100	1,704
Gevity HR, Inc.	100	2,446
Global Imaging Systems, Inc.*	100	3,798
Global Payments, Inc.	200	10,602
Google, Inc.(Class A)*	538	209,820
Harmonic, Inc.*	300	1,911
Harris Corp.	500	23,645
Hewitt Associates, Inc.(Class A)*	100	2,974
Hewlett-Packard Co.	16,150	531,335
Homestore, Inc.*	500	3,280
Hutchinson Technology, Inc.*	100	3,017
Hypercom Corp.*	200	1,860
Hyperion Solutions Corp.*	150	4,890
Identix, Inc.*	300	2,388
Imation Corp.	100	4,291
Informatica Corp.*	300	4,665
Infospace, Inc.*	100	2,795
infoUSA, Inc.*	100	1,298
Ingram Micro, Inc.*	400	8,000
Integrated Device Technology, Inc.*	660	9,808
Integrated Silicon Solution, Inc.*	100	664
Intel Corp.	20,900	404,415
Interdigital Communications Corp.*	200	4,904
Intergraph Corp.*	100	4,166
Intermec, Inc.*	200	6,102
International Business Machines Corp.	5,500	453,585
International Rectifier Corp.*	200	8,286
Internet Capital Group, Inc.*	100	942
Internet Security Systems*	100	2,398
Intersil Corp. (Class A)	500	14,460
Inter-Tel, Inc.	100	2,144
InterVoice, Inc.*	100	861
Interwoven, Inc.*	200	1,798
Intevac, Inc.*	100	2,878
Intuit, Inc.*	500	26,595
Ipass, Inc.*	200	1,602
Iron Mountain, Inc.*	400	16,296
Itron, Inc.*	100	5,985
iVillage, Inc.*	200	1,682
Ixia*	100	1,426
j2 Global Communications, Inc.*	100	4,700
Jabil Circuit, Inc.*	600	25,716
Jack Henry & Associates, Inc.	200	4,574
JDA Software Group, Inc.*	100	1,444
JDS Uniphase Corp.*	5,700	23,769
Juniper Networks, Inc.*	1,800	34,416
Jupitermedia Corp.*	100	1,798
Kanbay International, Inc.*	100	1,526
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Keane, Inc.*	200	3,150
Kemet Corp.*	300	2,841
Kla-Tencor Corp.	700	33,852
Komag, Inc.*	100	4,760
Kopin Corp.*	200	1,002
Kronos, Inc./MA*	100	3,739
Kulicke & Soffa Industries, Inc.*	200	1,908
Lam Research Corp.*	500	21,500
Lattice Semiconductor Corp.*	400	2,664
Lawson Software, Inc.*	200	1,534
Lexar Media, Inc.*	300	2,574
Lexmark International, Inc.(Class A)*	400	18,152
Linear Technology Corp.	1,000	35,080
Lionbridge Technologies*	200	1,582
Littelfuse, Inc.*	100	3,413
LoJack Corp.*	100	2,398
LSI Logic Corp.*	1,300	15,028
LTX Corp.*	200	1,080
Lucent Technologies, Inc.*	98,950	301,797
Macrovision Corp.*	200	4,430
Magma Design Automation, Inc.*	100	865
Manhattan Associates, Inc.*	100	2,200
Mantech International Corp. (Class A)*	100	3,322
Marchex, Inc.(Class B)*	100	2,150
Mastec, Inc.*	100	1,417
Mattson Technology, Inc.*	200	2,400
Maxim Integrated Products, Inc.	1,100	40,865
MAXIMUS, Inc.	100	3,598
Maxtor Corp.*	800	7,648
McAfee, Inc.*	500	12,165
McData Corp.(Class A)*	400	1,848
MEMC Electronic Materials, Inc.*	500	18,460
Mentor Graphics Corp.*	300	3,315
Mercury Computer Systems, Inc.*	100	1,620
Methode Electronics, Inc.	100	1,089
Mettler Toledo International, Inc.*	200	12,068
Micrel, Inc.*	200	2,964
Microchip Technology, Inc.	700	25,410
Micron Technology, Inc.*	1,900	27,968
Micros Systems, Inc.*	100	4,607
Microsemi Corp.*	200	5,822
Microsoft Corp.	39,625	1,078,196
MicroStrategy, Inc.*	100	10,529
Microtune, Inc.*	200	1,044
Midway Games, Inc.*	100	922
MKS Instruments, Inc.*	100	2,343
Mobility Electronics, Inc.*	100	833
Molex, Inc.	500	16,600
MoneyGram International, Inc.	300	9,216
Motorola, Inc.	8,300	190,153
MPS Group, Inc.*	300	4,590
MRO Software, Inc.*	100	1,596
MTS Systems Corp.	100	4,183
National Instruments Corp.	200	6,524
National Semiconductor Corp.	1,200	33,408
NAVTEQ Corp.*	300	15,195
NCR Corp.*	600	25,074
Netgear, Inc.*	100	1,901
NetIQ Corp.*	200	2,230
Network Appliance, Inc.*	1,200	43,236
Newport Corp.*	100	1,886
Novatel Wireless, Inc.*	100	895
Novell, Inc.*	1,200	9,216
Novellus Systems, Inc.*	400	9,600
Nuance Communications, Inc.*	300	3,543
Nvidia Corp.*	600	34,356
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Omnivision Technologies, Inc.*	200	6,040
ON Semiconductor Corp.*	500	3,630
Open Solutions, Inc.*	100	2,731
Openwave Systems, Inc.*	300	6,474
Opsware, Inc.*	300	2,571
Oracle Corp.*	25,040	342,798
Packeteer, Inc.*	100	1,160
Palm, Inc.*	200	4,632
Parametric Technology Corp.*	360	5,879
Park Electrochemical Corp.	100	2,950
Paxar Corp.*	100	1,957
Paychex, Inc.	1,100	45,826
PDF Solutions, Inc.*	100	1,892
Perot Systems Corp.(Class A)*	300	4,668
Photon Dynamics, Inc.*	100	1,875
Photronics, Inc.*	100	1,876
Pixelworks, Inc.*	200	994
Plantronics, Inc.	200	7,086
Plexus Corp.*	100	3,757
PMC — Sierra, Inc.*	600	7,374
Polycom, Inc.*	300	6,504
Portalplayer, Inc.*	100	2,223
Power Integrations, Inc.*	100	2,478
Powerwave Technologies, Inc.*	300	4,047
Presstek, Inc.*	100	1,190
Progress Software Corp.*	100	2,909
QLogic Corp.*	600	11,610
Qualcomm, Inc.	5,600	283,416
Quantum Corp.*	600	2,244
Quest Software, Inc.*	200	3,340
Radisys Corp.*	100	1,985
Rambus, Inc.*	300	11,802
RealNetworks, Inc.*	400	3,300
Red Hat, Inc.*	600	16,788
Redback Networks, Inc.*	200	4,338
Reynolds & Reynolds Co.	200	5,680
RF Micro Devices, Inc.*	600	5,190
Rofin-Sinar Technologies, Inc.*	100	5,413
Rogers Corp.*	100	5,448
RSA Security, Inc.*	200	3,588
S1 Corp.*	300	1,512
Sabre Holdings Corp. (Class A)	400	9,412
SafeNet, Inc.*	100	2,648
Salesforce.com, Inc.*	200	7,266
SanDisk Corp.*	600	34,512
Sanmina-SCI Corp.*	1,700	6,970
Sapient Corp.*	300	2,289
Scansource, Inc.*	100	6,041
Secure Computing Corp.*	100	1,154
Semtech Corp.*	200	3,578
Sigmatel, Inc.*	100	874
Silicon Image, Inc.*	300	3,093
Silicon Laboratories, Inc.*	200	10,990
Silicon Storage Technology, Inc.*	300	1,314
Sirf Technology Holdings, Inc.*	100	3,541
Skyworks Solutions, Inc.*	500	3,395
Sohu.com, Inc.*	100	2,669
Solectron Corp.*	3,200	12,800
Sonic Solutions, Inc.*	100	1,811
SonicWALL, Inc.*	200	1,418
Sonus Networks, Inc.*	800	4,384
SPSS, Inc.*	100	3,166
SRA International, Inc. (Class A)*	100	3,773
Standard Microsystems Corp.*	100	2,598
Sun Microsystems, Inc.*	11,800	60,534
Sybase, Inc.*	300	6,336
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Sycamore Networks, Inc.*	600	2,820
Symantec Corp.*	3,700	62,271
Symbol Technologies, Inc.	800	8,464
Symmetricom, Inc.*	200	1,710
Synaptics, Inc.*	100	2,199
Synopsys, Inc.*	500	11,175
Take-Two Interactive Software, Inc.*	200	3,732
Talx Corp.	150	4,272
Tech Data Corp.*	200	7,382
Technitrol, Inc.	100	2,398
Tekelec*	200	2,766
Tektronix, Inc.	300	10,713
Tellabs, Inc.*	1,500	23,850
Teradyne, Inc.*	600	9,306
Tessera Technologies, Inc.*	100	3,208
Texas Instruments, Inc.	5,600	181,832
THQ, Inc.*	150	3,883
TIBCO Software, Inc.*	700	5,852
Total System Services, Inc.	100	1,992
Transaction Systems Architects, Inc.*	100	3,121
Trident Microsystems, Inc.*	200	5,812
Trimble Navigation Ltd.*	200	9,010
Triquint Semiconductor, Inc.*	500	2,460
TTM Technologies, Inc.*	200	2,898
Ultimate Software Group, Inc.*	100	2,585
Ultratech, Inc.*	100	2,448
Unisys Corp.*	1,100	7,579
United Online, Inc.	200	2,572
Universal Display Corp.*	100	1,438
Utstarcom, Inc.*	300	1,887
Valueclick, Inc.*	300	5,076
Varian Semiconductor Equipment Associates, Inc.*	150	4,212
Veeco Instruments, Inc.*	100	2,335
VeriFone Holdings, Inc.*	100	3,029
VeriSign, Inc.*	900	21,591
Viasat, Inc.*	100	2,865
Vignette Corp.*	100	1,475
Vishay Intertechnology, Inc.*	800	11,392
Vitesse Semiconductor Corp.*	800	2,864
WebEx Communications, Inc.*	100	3,367
webMethods, Inc.*	200	1,684
Websense, Inc.*	200	5,516
Western Digital Corp.*	700	13,601
Wind River Systems, Inc.*	200	2,490
Witness Systems, Inc.*	100	2,540
Wright Express Corp.*	100	2,805
Xerox Corp.*	3,300	50,160
Xilinx, Inc.	1,200	30,552
Yahoo!, Inc.*	4,100	132,266
Zebra Technologies Corp.*	300	13,416
Zoran Corp.*	100	2,188

		9,131,842

Materials(1.0%)
Air Products & Chemicals, Inc.	800	53,752
Airgas, Inc.	200	7,818
AK Steel Holding Corp.*	400	6,000
Albemarle Corp.	100	4,535
Alcoa, Inc.	3,000	91,680
Aleris International, Inc.*	100	4,807
Allegheny Technologies, Inc.	300	18,354
AMCOL International Corp.	100	2,880
Aptargroup, Inc.	100	5,525
Arch Chemicals, Inc.	100	3,040
Ashland, Inc.	200	14,216
Ball Corp.	400	17,532
Bemis Co.	400	12,632
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Bowater, Inc.	200	5,916
Brush Engineered Materials, Inc.*	100	1,975
Cabot Corp.	200	6,798
Caraustar Industries, Inc.*	100	1,029
Carpenter Technology Corp.	100	9,452
Celanese Corp. (Class A)	200	4,194
Century Aluminum Co.*	100	4,245
CF Industries Holdings, Inc.	200	3,398
Chaparral Steel Co.*	100	6,492
Chemtura Corp.	800	9,424
Chesapeake Corp.	100	1,388
Cleveland-Cliffs, Inc.	100	8,712
Coeur d’Alene Mines Corp.*	800	5,248
Commercial Metals Co.	200	10,698
Compass Minerals International, Inc.	100	2,499
Crown Holdings, Inc.*	500	8,870
Cytec Industries, Inc.	100	6,001
Dow Chemical Co.	3,300	133,980
Eagle Materials, Inc.	200	12,752
Eastman Chemical Co.	300	15,354
Ecolab, Inc.	600	22,920
EI Du Pont de Nemours & Co.	3,100	130,851
Engelhard Corp.	400	15,844
Ferro Corp.	100	2,000
Florida Rock Industries, Inc.	200	11,244
FMC Corp.	100	6,198
Freeport-McMoRan Copper & Gold, Inc. (Class B)	600	35,862
Georgia Gulf Corp.	100	2,599
Gibraltar Industries, Inc.	100	2,946
Glatfelter	200	3,666
Greif, Inc. (Class A)	100	6,842
HB Fuller Co.	100	5,134
Headwaters, Inc.*	100	3,979
Hecla Mining Co.*	400	2,644
Hercules, Inc.*	400	5,520
Huntsman Corp.*	200	3,860
International Flavors & Fragrances, Inc.	300	10,296
International Paper Co.	1,700	58,769
Lafarge North America, Inc.	100	8,400
Louisiana-Pacific Corp.	400	10,880
Lubrizol Corp.	200	8,570
Lyondell Chemical Co.	700	13,930
MacDermid, Inc.	100	3,215
Martin Marietta Materials, Inc.	200	21,406
MeadWestvaco Corp.	700	19,117
Metal Management, Inc.	100	3,165
Minerals Technologies, Inc.	100	5,841
Monsanto Co.	900	76,275
Mosaic Co.*	400	5,740
Myers Industries, Inc.	100	1,599
Nalco Holding Co.*	300	5,310
Neenah Paper, Inc.	100	3,275
NewMarket Corp.	100	4,759
Newmont Mining Corp.	1,400	72,646
Nucor Corp.	600	62,874
Olin Corp.	200	4,294
OM Group, Inc.*	100	2,300
Oregon Steel Mills, Inc.*	100	5,117
Owens-Illinois, Inc.*	500	8,685
Packaging Corp. of America	200	4,488
Pactiv Corp.*	500	12,270
Phelps Dodge Corp.	600	48,318
PolyOne Corp.*	300	2,796
PPG Industries, Inc.	600	38,010
Praxair, Inc.	1,100	60,665
Quanex Corp.	100	6,663
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Reliance Steel & Aluminum Co.	100	9,392
Rock-Tenn Co.	100	1,499
Rohm & Haas Co.	600	29,322
Royal Gold, Inc.	100	3,619
RPM International, Inc.	400	7,176
RTI International Metals, Inc.*	100	5,485
Ryerson, Inc.	100	2,676
Schnitzer Steel Industries, Inc.	100	4,285
Schulman A, Inc.	100	2,475
Schweitzer-Mauduit International, Inc.	100	2,400
Scotts Miracle-Gro Co. (Class A)	200	9,152
Sealed Air Corp.	300	17,361
Sensient Technologies Corp.	200	3,610
Sigma-Aldrich Corp.	200	13,158
Silgan Holdings, Inc.	100	4,017
Smurfit-Stone Container Corp.*	800	10,856
Sonoco Products Co.	300	10,161
Southern Copper Corp.	100	8,448
Spartech Corp.	100	2,400
Steel Dynamics, Inc.	100	5,673
Stillwater Mining Co.*	100	1,646
Symyx Technologies*	100	2,774
Temple-Inland, Inc.	400	17,820
Terra Industries, Inc.*	300	2,115
Texas Industries, Inc.	100	6,049
Titanium Metals Corp.*	200	9,710
Tronox, Inc. (Class B)*	80	1,359
United States Steel Corp.	400	24,272
Valspar Corp.	400	11,148
Vulcan Materials Co.	400	34,660
Wausau Paper Corp.	100	1,417
Weyerhaeuser Co.	800	57,944
Worthington Industries	200	4,012
WR Grace & Co.*	200	2,660

		1,683,729

Telecommunications Services (0.9%)
Alltel Corp.	1,300	84,175
American Tower Corp. (Class A)*	1,300	39,416
AT&T, Inc.	13,326	360,335
BellSouth Corp.	6,200	214,830
Broadwing Corp.*	200	2,948
Centennial Communications Corp.*	100	733
CenturyTel, Inc.	400	15,648
Cincinnati Bell, Inc.*	800	3,616
Citizens Communications Co.	1,100	14,597
Commonwealth Telephone Enterprises, Inc.	100	3,445
Crown Castle International Corp.*	700	19,845
Dobson Communications Corp.*	400	3,208
Fairpoint Communications, Inc.	100	1,382
General Communication, Inc. (Class A)*	200	2,418
Golden Telecom, Inc.	100	3,005
IDT Corp. (Class B)*	200	2,214
Iowa Telecommunications Services, Inc.	100	1,908
Level 3 Communications, Inc.*	2,300	11,914
NeuStar, Inc. (Class A)*	100	3,100
Nextel Partners, Inc. (Class A)*	500	14,160
NII Holdings, Inc.*	400	23,588
North Pittsburgh Systems, Inc.	100	2,334
PanAmSat Holding Corp.	200	4,964
Premiere Global Services, Inc.*	200	1,610
Price Communications Corp.*	200	3,538
Qwest Communications International, Inc.*	4,900	33,320
SBA Communications Corp. (Class A)*	200	4,682
Sprint Nextel Corp.	9,400	242,896
SureWest Communications	100	2,412
Syniverse Holdings, Inc.*	100	1,580
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Telephone & Data Systems, Inc.	400	15,776
Time Warner Telecom, Inc. (Class A)*	200	3,590
Ubiquitel, Inc.*	300	3,030
US Cellular Corp.*	100	5,936
USA Mobility, Inc.*	100	2,848
Valor Communications Group, Inc.	100	1,316
Verizon Communications, Inc.	9,916	337,739
Wireless Facilities, Inc.*	200	804

		1,494,860

Utilities (1.3%)
AES Corp.*	2,300	39,238
AGL Resources, Inc.	300	10,815
Allegheny Energy, Inc.*	500	16,925
Allete, Inc.	100	4,660
Alliant Energy Corp.	400	12,588
Ameren Corp.	700	34,874
American Electric Power Co., Inc.	1,300	44,226
American States Water Co.	100	3,736
Aqua America, Inc.	400	11,128
Aquila, Inc.*	800	3,192
Atmos Energy Corp.	300	7,899
Avista Corp.	200	4,130
Black Hills Corp.	100	3,400
California Water Service Group	100	4,505
Centerpoint Energy, Inc.	1,000	11,930
CH Energy Group, Inc.	100	4,800
Cinergy Corp.	700	31,787
Cleco Corp.	200	4,466
CMS Energy Corp.*	700	9,065
Consolidated Edison, Inc.	800	34,800
Constellation Energy Group, Inc.	600	32,826
Dominion Resources, Inc./VA	1,200	82,836
DPL, Inc.	400	10,800
DTE Energy Co.	600	24,054
Duke Energy Corp.*	3,200	93,280
Duquesne Light Holdings, Inc.	300	4,950
Dynegy, Inc. (Class A)*	1,000	4,800
Edison International	1,100	45,298
El Paso Electric Co.*	200	3,808
Empire District Electric Co.	100	2,222
Energen Corp.	200	7,000
Energy East Corp.	500	12,150
Entergy Corp.	700	48,258
Equitable Resources, Inc.	400	14,604
Exelon Corp.	2,300	121,670
FirstEnergy Corp.	1,100	53,790
FPL Group, Inc.	1,300	52,182
Great Plains Energy, Inc.	200	5,630
Hawaiian Electric Industries, Inc.	300	8,139
IdaCorp., Inc.	100	3,252
KeySpan Corp.	600	24,522
Laclede Group, Inc.	100	3,442
MDU Resources Group, Inc.	400	13,380
MGE Energy, Inc.	100	3,318
National Fuel Gas Co.	300	9,816
New Jersey Resources Corp.	100	4,525
Nicor, Inc.	200	7,912
NiSource, Inc.	900	18,198
Northeast Utilities	600	11,718
Northwest Natural Gas Co.	100	3,549
NorthWestern Corp.	100	3,114
NRG Energy, Inc.*	439	19,852
NSTAR	400	11,444
OGE Energy Corp.	300	8,700
Oneok, Inc.	400	12,900
Otter Tail Corp.	100	2,869
The accompanying notes are an integral part of the financial statements.

		Market
	Shares	Value

Peoples Energy Corp.	100	3,564
Pepco Holdings, Inc.	600	13,674
PG&E Corp.	1,300	50,570
Piedmont Natural Gas Co.	300	7,197
Pinnacle West Capital Corp.	300	11,730
PNM Resources, Inc.	200	4,880
PPL Corp.	1,300	38,220
Progress Energy, Inc.	800	35,184
Public Service Enterprise Group, Inc.	800	51,232
Puget Energy, Inc.	300	6,354
Questar Corp.	300	21,015
Reliant Energy, Inc.*	1,000	10,580
SCANA Corp.	400	15,696
Sempra Energy	6,050	281,083
Sierra Pacific Resources*	700	9,667
South Jersey Industries, Inc.	100	2,727
Southern Co.	2,500	81,925
Southern Union Co.	300	7,449
Southwest Gas Corp.	100	2,795
TECO Energy, Inc.	700	11,284
TXU Corp.	1,600	71,616
UGI Corp.	300	6,321
UIL Holdings Corp.	100	5,235
Unisource Energy Corp.	100	3,050
Vectren Corp.	300	7,914
Westar Energy, Inc.	300	6,243
WGL Holdings, Inc.	200	6,084
Wisconsin Energy Corp.	4,175	166,958
WPS Resources Corp.	100	4,922
Xcel Energy, Inc.	1,300	23,595

		2,057,736

Total Common Stocks (Active & Passive Domestic Equities)
(Cost—$52,623,052)		56,991,944

Investment Companies (Active International and Passive Domestic Equities)(9.5%)
Ares Capital Corp.	104	1,787
Longleaf Partners International Fund	405,061	7,416,661
Oakmark International Fund	309,052	7,667,590
Total Investment Companies (Active International and Passive Domestic Equities)

(Cost—$14,041,979)		15,086,038

Partnerships (Active Domestic & International Equities)(11.8%)(c)
Partnership (Active Domestic Equity)
ValueAct Capital Partners, L.P.		8,374,402
Partnership (Active International Equity)
Walter Scott International Fund LLC		10,379,348
Total Partnerships (Active Domestic & International Equities)

(Cost—$16,400,000)		18,753,750

TOTAL EQUITY INVESTMENTS
(Cost—$83,065,031)		90,831,732

ALTERNATIVE ASSETS (23.9%)(c)
Hedge Funds
Canyon Value Realization Fund, L.P.		9,317,405
FFIP, L.P.		8,363,299
Lansdowne European Strategic Equity Fund, L.P.		3,958,681
Perry Partners, L.P.		9,119,279
Royal Capital Value Fund, L.P.		3,576,567
Tiedemann Global Emerging Markets QP, L.P.		3,757,872
TOTAL ALTERNATIVE ASSETS

(Cost—$36,500,000)		38,093,103

The accompanying notes are an integral part of the financial statements.

	Principal	Market
	Amount	Value
FIXED INCOME INVESTMENTS (9.8%)
Asset Backed Securities (0.7%)
American Express Credit Account Master Trust, Series 06-A, Class A, 4.739%, due 08/15/11 (h)(i)	$300,000	299,859
Capital Auto Receivables Asset Trust, Series 06-1, Class A2B, 4.779%, due 09/15/08 (h)	100,000	99,994
Chase Issuance Trust, Series 05-A7, Class A7, 4.55%, due 03/15/13	300,000	291,524
EMC Mortgage Loan Trust, Series 05-B, Class A1, 5.288%, due 04/25/42 (h)(i)	148,311	148,311
GE Dealer Floorplan Master Note Trust, Series 04-2, Class A, 4.856%, due 07/20/09 (h)	200,000	200,176
Massachusetts RRB Special Purpose Trust, Series 05-1, Class A4, 4.40%, due 03/15/15	100,000	94,823

		1,134,687

Collaterilized Mortgage Obligations (0.6%)
Banc of America Large Loan, Series 05-ESHA, Class A1, 4.91%, due 07/14/20 (h)(i)	150,000	149,998
Ge Capital Commercial Mortgage Corp., Series 05-C1, Class A2, 4.353%, due 06/10/48	400,000	385,940
GS Mortgage Securities Corp. II, Series 05-GG4, Class A4A, 4.751%, due 07/10/39	180,000	169,663
GS Mortgage Securities Corp. II, Series 06-GG6, Class A2, 5.506%, due 04/10/38 (h)	130,000	130,291
Merrill Lynch Mortgage Trust, Series 05-CKI1, Class A6, 5.245%, due 11/12/37 (h)	120,000	117,801

		953,693

Corporate Bonds (1.0%)
Consumer Discretionary(0.2%)
British Sky Broadcasting plc, 8.20%, due 07/15/09	33,000	35,476
Comcast Corp., 5.85%, due 11/15/15	19,000	18,627
Comcast Corp., 6.50%, due 11/15/35	18,000	17,465
DaimlerChrysler NA Holding Corp., 4.05%, due 06/04/28	20,000	19,380
DaimlerChrysler NA Holding Corp., 4.875%, due 06/15/10	20,000	19,275
DaimlerChrysler NA Holding Corp., 6.50%, due 11/15/23	18,000	18,307
Home Depot Inc., 5.40%, due 03/01/16	34,000	33,591
Lennar Corp., Series B, 5.60%, due 05/31/15	16,000	15,205
Pulte Homes Inc., 7.875%, due 08/01/11	20,000	21,606
Time Warner Inc., 6.875%, due 05/01/12	30,000	31,454
Time Warner Inc., 7.70%, due 05/01/32	25,000	27,493
Wal-Mart Stores Inc., 5.25%, due 09/01/35	20,000	18,142

		276,021

Consumer Staples (0.0%)
Kellogg Co., 7.45%, due 04/01/31	15,000	17,580
Safeway, Inc., 7.25%, due 02/01/31	20,000	21,194

		38,774

Energy (0.1%)
Anadarko Finance Co., 7.50%, due 05/01/31	20,000	23,257
Devon Financing Corp., ULC, 6.875%, due 09/30/11	10,000	10,602
EnCana Holdings Finance Corp., 5.80%, due 05/01/14	20,000	20,163
Kinder Morgan Energy Partners LP, 5.00%, due 11/15/14	10,000	9,475
Petro-Canada, 5.95%, due 05/15/35	20,000	19,065
Valero Energy Corp., 6.875%, due 04/15/12	20,000	21,190

		103,752

Financials (0.4%)
AXA SA, 8.60%, due 12/15/30	20,000	25,564
Bank of America Corp., 3.875%, due 1/15/08	40,000	39,074
Bank of America Corp., 4.25%, due 10/01/10	16,000	15,271
Bank of America Corp., 4.75%, due 08/01/15	15,000	14,089
Bear Stearns Cos., Inc., 4.55%, due 06/23/10	30,000	28,981
Boeing Capital Corp., 6.50%, due 02/15/12	30,000	31,573
Boston Properties LP, 6.25%, due 01/15/13	15,000	15,434
CIT Group Funding Co. of Canada, 4.65%, due 07/01/10 (h)	60,000	57,932
Citigroup, Inc., 4.625%, due 08/03/10	20,000	19,421
Citigroup, Inc., 5.125%, due 02/14/11	36,000	35,513
Citigroup, Inc., 5.30%, due 01/07/16	16,000	15,571
EOP Operating LP, 4.75%, due 03/15/14	20,000	18,419
General Electric Capital Corp., 5.00%, due 01/08/16	31,000	29,714
Goldman Sachs Group, Inc., 5.125%, due 01/15/15	20,000	19,114
Goldman Sachs Group, Inc., 6.125%, due 02/15/33	18,000	17,896
HSBC Bank USA NA/New York, NY, 5.875%, due 11/1/34	10,000	9,644
HSBC Finance Corp., 5.00%, due 06/30/15	30,000	28,315
International Lease Finance Corp., 5.125%, due 11/01/10	26,000	25,497
JPMorgan Chase & Co., 3.625%, due 05/01/08	30,000	28,995
The accompanying notes are an integral part of the financial statements.

	Principal	Market
	Amount	Value
JPMorgan Chase & Co., 4.60%, due 01/17/11	20,000	19,296
JPMorgan Chase & Co., 4.75%, due 03/01/15	20,000	18,820
Lehman Brothers Holdings, Inc., 4.50%, due 07/26/10	40,000	38,550
Metlife, Inc., 5.00%, due 06/15/15	10,000	9,517
Morgan Stanley, 3.625%, due 04/01/08	50,000	48,464
Morgan Stanley, 5.375%, due 10/15/15	19,000	18,403
Simon Property Group LP, 6.375%, due 11/15/07	10,000	10,145

		639,212

Health Care (0.1%)
Cardinal Health, Inc., 5.85%, due 12/15/17	19,000	18,761
Schering-Plough Corp., 6.75%, due 12/01/33 (h)	20,000	21,439
UnitedHealth Group, Inc., 4.875%, due 03/15/15	19,000	18,028
UnitedHealth Group, Inc., 5.375%, due 03/15/16	19,000	18,577
WellPoint, Inc., 6.80%, due 08/1/12	30,000	31,873
Wyeth, 4.375%, due 03/01/08	22,000	21,595
Wyeth, 5.50%, due 02/01/14	18,000	17,760

		148,033

Industrials (0.0%)
Kowloon Canton Railway Corp., 8.00%, due 03/15/10	20,000	21,761
Southwest Airlines Co., 5.125%, due 03/01/17	10,000	9,263
Waste Management, Inc., 7.75%, due 05/15/32	20,000	23,459

		54,483

Information Technology (0.0%)
Oracle Corp. and Ozark Holding, Inc., 5.00%, due 01/15/11 (i)	20,000	19,534

Materials (0.0%)
BHP Billiton Finance USA Ltd., 4.80%, due 04/15/13	19,000	18,185
Newmont Mining Corp., 5.88%, due 04/01/35	20,000	18,698
Vale Overseas Ltd., 6.25%, due 01/11/16	9,000	8,854
Weyerhaeuser Co., 6.75%, due 03/15/12	18,000	18,738

		64,475

Telecommunication Services (0.1%)
America Movil SA de CV, 5.75%, due 01/15/15	40,000	38,759
Cisco Systems, Inc., 5.25%, due 02/22/11	23,000	22,804
New Cingular Wireless Services, Inc., 8.75%, due 03/01/31	14,000	17,732
Nextel Communications, Inc., Series E, 6.875%, due 10/31/13	18,000	18,572
Sprint Capital Corp., 8.75%, due 03/15/32	20,000	25,005
Telecom Italia Capital SA, 4.875%, due 10/01/10	40,000	38,516
Telecom Italia Capital SA, 5.25%, due 11/15/13	60,000	56,850

		218,238

Utilities (0.1%)
KeySpan Corp., 7.63%, due 11/15/10	20,000	21,619
Nisource Finance Corp., 5.40%, due 07/15/14	20,000	19,399
Pacific Gas & Electric Co., 6.05%, due 03/01/34	10,000	9,786
Midamerican Energy Holdings Co., 6.125%, due 04/01/36 (i)	20,000	19,578
Dominion Resources, Inc./VA, Series A, 8.125%, due 06/15/10	30,000	32,576
Dominion Resources, Inc./VA, Series B, 6.25%, due 06/30/12	20,000	20,357

		123,315

U.S. Government Securities (7.5%)
Federal Home Loan Mortgage Corp. (0.3%)
4.00%, due 08/17/07	310,000	305,451
4.125%, due 10/18/10	150,000	143,835
6.25%, due 07/15/32	60,000	67,752

		517,038

Federal National Mortgage Association (3.1%)
6.00%, due 04/25/36 TBA (d)	1,950,000	1,949,392
5.50%, due 04/25/36 TBA (d)	1,890,000	1,844,523
5.50%, due 04/01/34	414,499	405,503
5.00%, due 04/25/36 TBA (d)	390,000	371,231
3.25%, due 02/15/09	200,000	190,172
5.50%, due 05/01/34	131,743	128,853

		4,889,674

Government National Mortgage Association (0.4%)
5.50%, due 04/15/36 TBA (d)	580,000	574,200

The accompanying notes are an integral part of the financial statements.

	Principal	Market
	Amount	Value
U.S. Treasury Bonds (0.6%)
6.125%, due 11/15/27 (e)	580,000	660,294
6.25%, due 08/15/23	210,000	238,170

		898,464

U.S. Treasury Notes (3.1%)
2.50%, due 10/31/06	1,100,000	1,085,348
3.00%, due 02/15/09	27,000	25,692
3.625%, due 04/30/07	880,000	868,587
3.875%, due 09/15/10 (e)	1,070,000	1,029,248
4.00%, due 02/15/15	1,620,000	1,518,180
4.25%, due 08/15/13	10,000	9,618
4.50%, due 02/15/16 (f)	490,000	476,563

		5,013,236

TOTAL FIXED INCOME INVESTMENTS
(Cost—$15,975,653)		15,666,829

SHORT-TERM INVESTMENTS (9.0%)
Commerical Paper (0.1%)
J. P. Morgan Chase & Co.
4.36%, due 04/03/06 (h)	195,315	195,315

Discount Notes (5.2%)
Federal Agricultural Mortgage Corp.
4.32%, due 04/06/06 (a)	2,880,000	2,877,930

Federal Home Loan Bank
4.39%, due 04/07/06 (a)	2,370,000	2,367,977

Federal Home Loan Mortgage Corp.
4.60%, due 06/13/06 (a)	1,300,000	1,287,822

Federal Farm Credit Bank
4.77%, due 07/26/06 (a)	1,300,000	1,280,158

Federal National Mortgage Association
4.24%, due 04/05/06 (a)	405,000	404,761

U.S. Treasuries Securities (3.7%)
U.S. Treasury Bills
4.52%, due 08/17/06 (a)(b)(e)	4,040,000	3,970,743
4.34%, due 06/22/06 (a)(b)(e)	1,140,000	1,128,693
4.31%, due 06/08/06 (a)(b)(e)	856,000	848,991

		5,948,427

TOTAL SHORT-TERM INVESTMENTS
(Cost—$14,361,952)		14,362,390

TOTAL INVESTMENTS (99.8%)		158,954,054
(Cost—$149,902,636)(g)

Other Assets less Liabilities (0.2%)		373,119

NET ASSETS (100.0%)		$159,327,173

*	Non-income producing security.

(a)	Zero coupon security — rate disclosed is yield as of March 31, 2006.

(b)	All or a portion of the security was pledged to cover margin requirements for future contracts.

(c)	Securities were valued at fair value — At March 31, 2006, the Fund held $56,846,853 of fair valued securities, representing 35.7% of net assets.

(d)	Dollar roll transaction.

(e)	All or a portion of the security has been segregated to meet the Fund’s obligation for delayed delivery securities.

(f)	Security is subject to delayed delivery. See Note 4 to Financial Statements.

(g)	Tax basis approximates book cost. See Note H to Financial Statements.

(h)	Variable or floating Rate Security. Rate disclosed is as of March 31, 2006.

(i)	Security may be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

TBA — To be announced.
The accompanying notes are an integral part of the financial statements.

Item 7. Disclosure of Proxy Voting Policies And Procedures For Closed-end Management Investment Companies.
Offit Hall Capital Management LLC
PROXY VOTING POLICIES AND PROCEDURES
Background
     Offit Hall (the “Adviser”) typically provides independent advice to individuals, families, and institutions regarding investment strategy, asset allocation and selection of investment managers. In addition, the Adviser manages a number of funds of funds (for instance, hedge funds and private equity) for advisory and other clients.
     The Adviser generally does not vote proxies on behalf of its clients. However, when the Adviser has the responsibility to vote proxies, it will do so in accordance with the following policies and procedures, which are designed to ensure that proxies are voted on in the best interest of clients.
Definitions
     “Best interest of clients” — Clients’ best economic interests over the long term.
     “Material conflict of interest” — Circumstances when the Adviser knowingly does business with a proxy issuer or an entity, under common control with such an issuer, which creates an actual or apparent material conflict between the interests of the Adviser and the interests of one or more clients in how proxies of that issuer are voted.
General Voting Policies
     Client’s Best Interest. These policies and procedures are designed in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best interests of clients, promoting good corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of shareholders.
     Case-by-Case Basis. These policies and procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the client’s best interests, the contractual obligations under the advisory agreement or comparable document, as applicable, and all other relevant facts and circumstances at the time of the vote. The Adviser may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. The Adviser may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds such that they are in accordance with clients’ best interests.
     Individualized. These policies and procedures are tailored to suit the Adviser’s advisory business and the types of securities portfolios the Adviser manages for its clients. To the extent that clients (e.g., family offices, investment companies, corporations, pension plans) have adopted their own procedures, the Adviser may vote the same securities differently depending upon clients’ directions.
     Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between the Adviser and its respective client(s) is identified, the Adviser will choose among the procedures set forth in Section VI below, to resolve such conflict.
     Limitations. The circumstances under which the Adviser may take a limited role in voting proxies, include the following:
     Limited Value. The Adviser may refrain from voting a client’s proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.
     Unjustifiable Costs. The Adviser may refrain from voting a client’s proxy for cost reasons (e.g., non-U.S. securities).

     Special Considerations. The Adviser’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that the Adviser vote its proxy in a manner inconsistent with these policies and procedures, the Adviser may follow the client’s direction or may request that the client vote the proxy directly.
     Sources of Information. The Adviser may conduct research internally and/or use the resources of an independent research consultant or independent service provider. The Adviser may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.
Specific Voting Policies
     The following represent general guidelines by the Adviser or any independent service provider for voting proxies in specific situations either by the Adviser or an independent service provider on its behalf.
     General Philosophy.
•	Support existing management on votes on the financial statements of a company and the election of the Board of Directors, unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of the results; and

•	Support routine issues such as the appointment of independent auditors.
     Anti-takeover Measures. The Adviser may vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.
     Proxy Contests for Control. The Adviser may vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.
     Contested Elections. The Adviser may vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Adviser also considers the independence of board and key committee members and the corporate governance practices of the company.
     Executive compensation proposals. The Adviser may consider such proposals on a case-by-case basis taking into consideration such factors as the performance of the company and its executives and comparability of compensation with respect to other executives in the company or in the company’s industry.
     Shareholder Proposals. The Adviser may consider such proposals on a case-by-case basis. The Adviser generally supports those proposals, which will improve the company’s corporate governance or business profile at a reasonable cost, but may oppose proposals which are likely to result in significant cost being incurred with little or no benefit to the company or its shareholders.
     Director Nominees. The Adviser may evaluate director nominees on a case-by-case basis, considering such factors as record and reputation, expertise, time commitment, corporate governance, and pursuit of shareholder value.
Availability of Policies and Procedures/Disclosure of Proxy Voting Record
     For accounts for which the Adviser has voting responsibility, the Adviser will, upon a client’s request, provide a record of how the client’s shares were voted and a current copy of these proxy voting policies and procedures. The previous year’s proxy voting records will be furnished unless the client requests otherwise. Clients will direct their requests as follows:

In writing:	Offit Hall Capital Management LLC
One Maritime Plaza, Fifth Floor
San Francisco, CA 94111
Attn: Ms. Molly McMahon
By e-mail to: mmcmahon@offithall.com
Conflict of Interest
     If the Adviser determines there is, or may be, a material conflict between the Adviser’s interests and those of the client, for whose account the Adviser has proxy voting responsibility, the Adviser may choose among the following options to deal with the conflict: (1) vote in accordance with the recommendations of an independent service provider that the Adviser may use to assist it in voting proxies; (2) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not the Adviser’s clients; (3) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (4) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (5) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.
Unaffiliated Investment Funds
     The Adviser may serve as the investment adviser to otherwise unaffiliated investment funds (“Funds”), which may delegate proxy voting responsibility to the Adviser. Where such a Fund uses sub-advisers to manage all or portions of the Fund’s portfolio, the Adviser generally delegates proxy voting responsibility for the appropriate portion of the Fund’s portfolio to these sub-advisers. In such cases, the Adviser generally has oversight responsibilities to provide assurances that sub-advisers have reasonably designed proxy voting policies and procedures and to monitor each such sub-adviser’s compliance with these policies and procedures.
Recordingkeeping
     The Adviser maintains records of proxy voting pursuant to Section 204-2 of the Advisers Act.

Pzena Investment Management, LLC
Amended and Restated
Proxy Voting Policies and Procedures
Effective July 1, 2003
and
Further amended March 15, 2004 and August 1, 2004
I. Requirements Described.
     A. Investment Advisers Act Requirements. Although the Investment Advisers Act of 1940, as amended (the “Advisers Act”), does not explicitly require that a registered investment adviser vote client-owned shares on behalf of its clients, the SEC contends that the adviser’s fiduciary duty extends to voting (as well as trading) and requires that, if the adviser has the obligation to vote shares beneficially owned by its clients, the adviser vote in the best interest of clients. In addition, Rule 206(4)-6 of the Advisers Act requires an investment adviser who exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, to disclose to clients information about those policies and procedures, to disclose to clients how they may obtain information on how the adviser has voted their proxies, and to maintain certain records relating to proxy voting.
     B. United Kingdom Code of Conduct Considerations. Certain offshore clients have contractually obligated PIM to vote proxies and take other corporate actions consistent with the UK Combined Code of Practice. This Combined Code is the UK equivalent of to the Sarbanes-Oxley Act. The Combined Code is mostly a prudential guide setting out the kinds of things investment firms should be watching out for in their portfolio companies in order to ensure shareholders derive value from their investments. With respect to proxy voting, the Combined Code emphasizes that investment advisers have a responsibility to make considered use of their votes. Best practice recommendations under the Combined Code for fulfilling this duty include meetings between the investment adviser and senior management of portfolio companies, and monitoring of portfolio companies’ (1) governance arrangements (particularly those relating to board composition, structure, accountability and independence), (2) management compensation arrangements, (3) financial reporting, (4) internal controls, and (5) approach to corporate social responsibility.
     C. ERISA Considerations. The Department of Labor has taken the position that an investment adviser managing pension plan assets generally has the responsibility to vote shares held by the plan and subject to the investment adviser’s management, unless this responsibility is specifically allocated to some other person pursuant to the governing plan documents. The following principles apply to voting responsibilities of an investment adviser with respect to shares held on behalf of an ERISA pension plan:
     1. Responsibility for voting should be clearly delineated between the adviser and the trustee or other plan fiduciary that appointed the adviser.
     2. An adviser with voting authority must take reasonable steps to ensure that it has received all proxies for which it has voting authority and must implement appropriate reconciliation procedures.
     3. In voting, an investment adviser must act prudently and solely in the interests of pension plan participants and beneficiaries. An investment adviser must consider factors that would affect the value of the plan’s investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. (However, other Department of Labor pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return.)
     4. No one can direct the investment manager’s vote on a specific issue or on a specific company unless that contingency is provided for in writing and the person giving such direction is a named fiduciary of the plan.

     5. The client must periodically monitor the adviser’s voting activities, and both the client’s monitoring activities and the adviser’s voting activities (including the votes cast in each particular case) must be documented.
II. Procedures.
  A. Introduction.
     As of October 1, 2001, PIM (“PIM”) began subscribing to a proxy monitor and voting agent service offered by Institutional Shareholder Services, Inc. (“ISS”). Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately managed account client portfolios and the U.S. companies in the Pzena Investment Management International — Pzena Global Value Service portfolio. They also vote, record and generate a voting activity report for our clients and offer a social investment research service which enables us to screen companies for specific issues (e.g., tobacco, alcohol, gambling). The provision of these services became operational as of November 15, 2001. PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and with management (when there is no PIM policy covering the vote).1 PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Checkfree/APL system. A direct link download has been established between Checkfree/APL and ISS. ISS assists us with our record keeping functions, as well as the mechanics of voting. As part of ISS’s recordkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us. To the extent that the Procedures set forth in the Section II are carried out by ISS, PIM will periodically monitor ISS to insure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 4 below.
  B. Compliance Procedures.
     PIM’s standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client’s account. In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it. In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below. The Director of Research is responsible for monitoring the PIM Analyst’s compliance with such procedures when voting. The Director of Compliance is responsible for monitoring overall compliance with these procedures.
   C. Voting Procedures.
   1. Determine Proxies to be Voted
     Based on the information provided by PIM via the direct link download established between Checkfree/ APL and ISS mentioned above, ISS shall determine what proxy votes are outstanding and what issues are to be voted on for all client accounts. Proxies received by ISS will be matched against PIM’s records to verify that each proxy has been received. If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling ADP and/or applicable Custodians. Pending votes will be forwarded first to the firm’s Director of Compliance who will perform the conflicts checks described in Section 2 below. Once the conflicts checks are completed, the ballots and supporting proxy materials will be returned to the Proxy Coordinator who will forward them on to the Analyst who is responsible for the Company soliciting the proxy. Specifically, the Analyst will

[1]	This default was phased in during early 2002 in order to give ISS time to customize their system. If we did not issue instructions for a particular proxy during the phase-in period. ISS marked the affected ballots based on the recommendations issued by ISS for that vote.

receive a red folder containing the proxy statement, a printout of the Company’s Annual Report, the proxy analysis by ISS, a blank disclosure of personal holdings form, and one or more vote record forms.2 The Analyst will then mark his/her voting decision on the Vote Record Form, initial this form to verify his/her voting instructions, and return the red folder to the Proxy Coordinator who will then enter the vote into the ISS/Proxy Monitor System. Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the red folder.
     If an Analyst desires to vote against management or contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Executive Officer and/or Director of Research and the Chief Executive Officer and/or Director of Research shall determine how to vote the proxy based on the Analyst’s recommendation and the long term economic impact such vote will have on the securities held in client accounts. If the Chief Executive Officer and/or Director of Research agree with the Analyst recommendation and determines that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the red folder and/or e-mailing such documentation to the Proxy Coordinator and General Counsel/Director of Compliance for filing.) When the Analyst has completed all voting, the Analyst will return the red folder to the Proxy Coordinator who will enter the votes in the ISS system. Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Director of Compliance and the Director of Research.
  2. Identify Conflicts and Vote According to Special Conflict Resolution Rules
     The primary consideration is that PIM act for the benefit of its clients and place its client’s interests before the interests of the firm and its principals and employees. The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM’s advisory business and its clients, and set forth how we will resolve those conflicts. In the event that the Research Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will advise PIM’s Director of Compliance, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.
     a. PIM has identified the following areas of potential concern:
•	Where PIM manages any pension or other assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios.

•	Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

•	Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

•	Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent or sibling.
     b. To address the first potential conflict identified above, PIM’s Director of Compliance will maintain a list of public company clients that will be updated regularly as new client relationships are established with the firm.

[2]	A separate ballot and vote record form may be included in the red folder if the company soliciting the proxy is included in the portfolio of a client who has designated specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not aggregate ballots before sending them to ISS. In such event, the Analyst shall evaluate and vote such ballot on an individual basis in accordance with the applicable voting guidelines.

Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM’s Director of Compliance who will check to see if the company soliciting the proxy is also on the public company client list. If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.
     c. To address the second potential conflict identified above, PIM’s Director of Compliance (with the assistance of PIM’s Director of Operations during the busy proxy season — March through June) will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM’s clients (based on the client list generated by our Portfolio Management System, Checkfree/APL). If the proponent of a shareholder proposal is a PIM client, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.
     d. To address the third potential conflict identified above, PIM’s Director of Compliance (with the assistance of PIM’s Director of Operations during the busy proxy season — March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM’s individual clients (based on the client list generated by our Portfolio Management System, Checkfree/APL). For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor or beneficiary thereof. If a director or director nominee is a PIM client, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.
     e. To address the fourth potential conflict identified above, PIM’s Director of Compliance (with the assistance of PIM’s Director of Operations during the busy proxy season — March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written responses of PIM personnel to an annual questionnaire in this regard). If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.
     f. The following special rules shall apply when a conflict is noted in the red folder:
     i. In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.
     ii. The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst’s determination whether a vote for or against a proposal is in the best interests of PIM’s clients.
     iii. If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM’s client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client’s proxy differently than it is voting the proxies of its other clients.
     iv. If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM’s total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy as stated in such disclosure.

        v. In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.
        vi. In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.
     Notwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Director of Research, the Chief Executive Officer and the Research Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:
     A designated member of PIM’s client service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM’s conflict of interest, the ISS recommendation and PIM’s recommendation). The client then will be asked to direct PIM how to vote on the issue. If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy in the manner it deems to be in the best interest of the client.
     When PIM’s conflicts resolution policies call for PIM to defer to ISS recommendations, PIM will make a case by case evaluation of whether this deferral is consistent with its fiduciary obligations by inquiring about and asking for representations from ISS on any potential conflicts it has or may have with respect to the specific vote. PIM will do this by making an email inquiry to disclosure@isspolicy.com. PIM will not do this, however, when this Proxy Policy permits PIM to defer to ISS when PIM has to vote a proxy of company shares which PIM accepted as an accommodation to a new client as part of an account funding, but then liquidated shortly thereafter because such securities were not in PIM’s model.
     On an annual basis, the Compliance Department also will review the conflicts policies and Code of Conduct which ISS posts on its website. This review will be conducted in February of each year before the start of proxy voting season.
3. Vote
     Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients. We deem the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health and stability). In evaluating proxy issues, PIM will rely on ISS to identify and flag factual issues of relevance and importance. We also will use information gathered as a result of the in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes periodic meetings with senior management of portfolio companies. PIM may also consider information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services. Where applicable, PIM also will consider any specific guidelines designated in writing by a client.
     The Research Analyst who is responsible for following the company votes the proxies for that company. If such Research Analyst also beneficially owns shares of the company in his/her personal trading accounts, the Research Analyst must complete a special “Disclosure of Personal Holdings Form” (blank copies of which will be included in each red folder), and the Director of Research must sign off on the Research Analyst’s votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator. It is the responsibility of each Research Analyst to disclose such personal interest and obtain such initials. Any other owner, partner, officer, director or employee of the firm who has a personal or financial interest in the outcome of the vote is hereby prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.
     Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:
     a. Support management recommendations for the election of directors and appointment of auditors (subject to i below).
     b. Give management the tools to motivate employees through reasonable incentive programs. Within these general parameters PIM generally will support plans under which 50% or more of the shares awarded to top executives are tied to performance goals. In addition, the following are conditions that would generally cause us to vote against a management incentive arrangement:
     (i) With respect to incentive option arrangements:
–	The proposed plan is in excess of 10% of shares, or

–	The company has issued 3% or more of outstanding shares in a single year in the recent past, or

–	The new plan replaces an existing plan before the existing plan’s termination date (i.e., they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns.
     For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of
A + B + C + D), where:
A = the number of shares reserved under the new plan/amendment;
B = the number of shares available under continuing plans;
C = granted but unexercised shares under all plans
D = shares outstanding, plus convertible debt, convertible equity, and warrants
     (ii) With respect to severance, golden parachute or other incentive compensation arrangements:
–	The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company’s industry (based solely on information about those arrangements which may be found in the company’s public disclosures and in ISS reports); or

–	The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment. Although PIM will apply a case–by–case analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive’s then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

–	The triggering mechanism in the proposed arrangement is solely within the recipient’s control (e.g., resignation).

     c. Support facilitation of financings, acquisitions, stock splits and increases in shares of capital stock which do not discourage acquisition of the company soliciting the proxy.
     d. Vote against shareholder social issue proposals unless specifically required in writing by a client to support a particular social issue or principle.
     e. Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.
     f. Oppose classified boards and any other proposals designed to eliminate or restrict shareholders’ rights.
     g. Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.
     h. Oppose vague, overly broad, open-ended or general “other business” proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor can not be ascertained.
     i. Make sure management is complying with current requirements of the NYSE, NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation. Within these general parameters the opinions and recommendations of ISS will be thoroughly evaluated and the following guidelines will be considered:
•	PIM generally will vote against auditors and withhold votes from Audit Committee members if Non-audit (“other”) fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.
In applying the above fee formula, PIM will use the following definitions:
–	Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

–	Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

–	Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)
•	PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

•	PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character.

•	PIM generally will withhold votes from any insiders flagged by ISS on audit, compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent.

•	PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on ISS opinions and recommendations as well as our personal assessment of the strength of the companies governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements.
     j. PIM generally will support re-incorporation proposals that are in the best interests of shareholders and shareholder value.
     k. PIM may abstain from voting a proxy if we conclude that the effect of abstention on our clients’ economic interests or the value of the portfolio holding is indeterminable or insignificant. In addition, if a company imposes a blackout period for purchases and sales of securities after a particular proxy is voted, PIM generally will abstain from voting that proxy.
     It is understood that PIM’s and ISS’s ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian’s and banks in updating their records and forwarding proxies. As part of its new account opening process PIM will send written notice to the Custodians of all clients who have authorized us to vote their proxies and instruct them to direct all such proxies to: ISS/1520/PIM, 2099 Gaither Road, Suite 501, Rockville, Maryland 20850-4045. These instructions will be included in PIM’s standard initial bank letter pack. If ISS has not received any ballots for a new account within 2 to 4 weeks of the account opening, ISS will follow-up with the Custodian. If ISS still has not received any ballots for the account within 6 to 8 weeks of the account opening, they will notify our Proxy Coordinator and Director of Operations and Administration who will work with the client to cause the Custodian to begin forwarding ballots. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.
     Where a new client has funded its account by delivering in a portfolio of securities for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily holding the position (because we were still executing or waiting for settlement), we will vote the shares. For these votes only, we will defer to ISS’s recommendations, however, since we will not have first hand knowledge of the companies and can not devote research time to them.
     Proxies for securities on loan through securities lending programs will generally not be voted. Since PIM’s clients and not PIM control these securities lending decisions, PIM will not be able to recall a security for voting purposes even if the issue is material.
4. Return Proxies
     The Director of Operations and Administration shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes. For so long as ISS or a similar third party service provider is handling the mechanics of voting client shares, the Director of Compliance will periodically verify that votes are being sent to the companies. Such verification will be accomplished by selecting random control numbers of proxies solicited during a quarter and calling ADP to check that they received and recorded the vote.
5. Changing a Vote
     Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Director of Compliance and the Director of Research.
III.	Corporate Actions
     PIM shall work with the clients’ Custodians regarding pending corporate actions. Corporate action notices received from our portfolio accounting system’s Alert System and/or from one or more Custodians shall be directed to our Operations Administrative Personnel who will check our records to see which client accounts hold the security for which the corporate action is pending. If the corporate action is voluntary and thus requires an affirmative response, such personnel will confirm that we have received a response form for each affected client account before the response date. The Research Analyst covering the Company will then be informed of the action so that he/she can determine if the accounts should participate and what response should be given. The Research Analyst shall consult with the firm’s Director of Research and applicable Portfolio Manager when making this determination. Once determined, the response shall then be communicated back to the Custodians by our Operations Administrative Personnel by fax. On our fax cover letter, we will request a signed confirmation of our instructions from the custodian and ask them to send this page with their signature back to us. We will make follow-up calls to the custodians to get them to return the signed fax, as needed. PIM’s Operations Administrative Personnel also will check the Company’s website for any corporate action processing information it may contain. On the date the action should be processed, the transactions will be booked in our portfolio management system. If the action results in accounts owning fractional shares of a security those shares will be sold off using the price per whole share found on the website. All faxes, notes and other written materials associated with the corporate action will be kept together in a folder that will be filed with the red proxy files. PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation. PIM will forward to all affected clients and former clients any important class action or other litigation information received by PIM. This will not include any mass mailing requests to act as a lead plaintiff or other general solicitations for information. It will include any proof of claims forms, payment vouchers and other similar items.
IV.	Client Disclosures
     On July 15, 2003, PIM sent all of its then existing clients a copy of these policies and procedures as amended and restated effective July 1, 2003, as well as a notice on how to obtain information from PIM on how PIM has voted with respect to their securities. In addition, PIM added a summary description of these policies and procedures to Schedule F of Part II of PIM’s ADV, and disclosed in that document how clients may obtain information from PIM on how PIM has voted with respect to their securities. From and after July 15, 2003, PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. It also will update its ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act. PIM will provide proxy voting summary reports to clients, on request. With respect to PIM’s mutual fund clients, PIM will provide proxy voting information in such form as needed for them to prepare their Rule 30b1-4 Annual Report on Form N-PX.
V.	Record Keeping
     A. PIM will maintain a list of dedicated proxy contacts for its clients. Each client will be asked to provide the name, email address, telephone number and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies. With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.
     B. PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records. Such records will be maintained for a minimum of five years. Records maintained by PIM shall be kept for 2 years at PIM’s principal office and 3 years in offsite storage.
     i. Copies of PIM’s proxy voting policies and procedures, and any amendments thereto.
     ii. Copies of the proxy materials received by PIM for client securities. These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.
     iii. The vote cast for each proposal overall as well as by account.
     iv. Records of any calls or other contacts made regarding specific proxies and the voting thereof.

     v. Records of any reasons for deviations from broad voting guidelines.
     vi. Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.
     vii. A record of proxies that were not received, and what actions were taken to obtain them.
     vi. Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests (these shall be kept in the REPORTS folder contained in the client OPS file).
VI.	Review of Policies
     The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM’s proxy committee. This committee consists of PIM’s Director of Research, Director of Compliance and at least one Portfolio Manager (who represents the interests of all PIM’s portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The committee shall review these policies, procedures and guidelines at least annually, and shall make such changes as they deem appropriate in light of then current trends and developments in corporate governance and related issues, as well as operational issues facing the firm.
Finally Adopted and Approved by the Pzena Investment Management Executive Committee on June 26, 2003
March 15, 2004 Amendments approved by the Proxy Committee as of March 5, 2004

State Street Global Advisors
Proxy Voting Policy
Introduction
     SSgA Funds Management, Inc. (“FM”) seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).
     Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	reconciles holdings as of record date and rectifies any discrepancies;

6)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)	documents the reason(s) for voting for all non-routine items; and

8)	keeps records of such proxy voting available for inspection by the client or governmental agencies
Process
     The SSgA FM Principal — Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.
     In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.
     All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.
     However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.
     In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios’ holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.
     FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.
Voting
     For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.
Management Proposals
     I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.
•	Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards

•	Approval of auditors

•	Directors’ and auditors’ compensation

•	Directors’ liability and indemnification

•	Discharge of board members and auditors

•	Financial statements and allocation of income

•	Dividend payouts that are greater than or equal to country and industry standards

•	Authorization of share repurchase programs

•	General updating of or corrective amendments to charter

•	Change in Corporation Name

•	Elimination of cumulative voting
     II. Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:
•	Capitalization changes which eliminate other classes of stock and voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

•	Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific — ranging from 5% to 20%) of the outstanding shares

•	Elimination of “poison pill” rights

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessive

•	Other stock-based plans which are appropriately structured

•	Reductions in super-majority vote requirements

•	Adoption of anti-“greenmail” provisions
     III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:
•	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Elimination of Shareholders’ Right to Call Special Meetings

•	Establishment of classified boards of directors

•	Reincorporation in a state which has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

•	Excessive compensation

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

•	Adjournment of Meeting to Solicit Additional Votes

•	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.
     IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:
•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

•	Against offers when there are prospects for an enhanced bid or other bidders

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value
Shareholder Proposals
     Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.
     I. Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
•	Requirements that auditors attend the annual meeting of shareholders

•	The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

•	Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Mandates that shareholder-rights plans be put to a vote or repealed

•	Establishment of confidential voting

•	Expansions to reporting of financial or compensation-related information, within reason

•	Repeals of various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Repeals or prohibitions of “greenmail” provisions

•	“Opting-out” of business combination provisions

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee
     II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee
     III. SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

•	Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•	Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

•	Proposal asking companies to adopt full tenure holding periods for their executives

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee
Shareholder Activism
     We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

     Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.
     In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York — Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA’s Investment Committee.
     As an active shareholder, FM’s role is to ensure that corporate policies serve the best interests of the corporation’s investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process — especially the proxy voting process — as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.
     Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.
Potential Conflicts
     As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.
     As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.
     When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM’s pre-determined policy would eliminate FM’s discretion on the particular issue and hence avoid the conflict.
     In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.
     Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the

Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not FM’s, best interests.
Recordkeeping
     In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:
     1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.
Disclosure of Client Voting Information
     Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

Payden & Rygel
Proxy Voting Policy
Background
     The Trust has delegated to the Adviser the authority to vote proxies on behalf of the Funds of the Trust. The Adviser has adopted the “Payden & Rygel Proxy Voting Policy” attached hereto as Exhibit 1 (the “Proxy Voting Policy”), which constitutes written policies and procedures reasonably designed to ensure that the Adviser votes client securities in the best of the client.
Policy
     At a minimum, the Adviser’s Proxy Voting Policy:
•	Provides how Adviser addresses material conflicts that may arise between its interests and those of its clients.

•	Discloses to its clients how they may obtain information from the Adviser about how it voted with respect to the client’s securities;

•	Describes to its clients the Adviser’s proxy voting policies and procedures.

•	Describes how clients may obtain a copy of the Proxy Voting Policy.
Procedures
•	The Proxy Voting Committee established pursuant to the Proxy Voting Policy documents how it has voted with respect to the securities of each client.

•	The Proxy Voting Committee documents any material conflicts between its interests and those of one of its clients and how it resolved that conflict.
Compliance Review
     Prior to August 1 of each year, the CCO will:
•	Review the adviser’s voting record and confirm that a random sample of proxy questions were voted according to the approved policy.

•	Review any material conflicts that have been documented and determine independently whether the conflict was resolved in favor of the client’s interests.

Payden & Rygel
Proxy Voting Policy
BACKGROUND
     To the extent that a client has delegated to Payden & Rygel the authority to vote proxies relating to equity securities,3 Payden & Rygel expects to fulfill its fiduciary obligation to the client by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client’s interests to its own.
     To that end, Payden & Rygel has created a Proxy Voting Committee consisting of Christopher N. Orndorff, David Kelley III and Edward S. Garlock to consider any issues related to proxy matters.
     Many proxy matters that are routinely presented year after year are non-controversial, such as the retention of a company’s outside auditors. On the other hand, over time the major controversies in voting proxies have related to corporate governance matters (e.g., changes in the state of incorporation and provisions on mergers and other corporate restructurings), anti-takeover provisions (e.g., staggered board terms, “poison pills” and supermajority provisions), stock option plans and other management compensation issues and social and corporate responsibility issues.
     We carefully consider all aspects of the issues presented by a proxy matter, and depending upon the particular client requirements, we may vote differently for different clients on the same proxy issue. For example, a union client may have specific policies on a particular proxy issue that may lead Payden & Rygel to cast a “no” vote, while the policies of another client on that same issue may lead Payden & Rygel to cast a “yes” vote.
GENERAL PROXY VOTING POLICIES FOLLOWED BY PAYDEN & RYGEL
     Absent special client circumstances or specific client policies or instructions, Payden & Rygel will vote as follows on the issues listed below:
•	Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer.

•	Vote for programs that permit an issuer to repurchase its own stock.

•	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

•	Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).

•	Vote for management proposals on the retention of outside auditors.

•	Vote for management endorsed director candidates, absent any special circumstances.

[1]	The vast majority of proxy matters arise in the context of equity securities. To the very limited extent that such proxy matters might arise in the context of fixed income securities, Payden & Rygel would apply the same policies and procedures set forth above.

     With respect to the wide variety of social and corporate responsibility issues that are presented, Payden & Rygel’s general policy is to take a position in favor of policies that are designed to advance the economic value of the issuer.
     Except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by the general proxy voting policies described above, the Proxy Voting Committee shall determine the manner of voting the proxy in question.
CONFLICTS OF INTEREST
     From time to time, Payden & Rygel may purchase for one client’s portfolio securities that have been issued by another client. Payden & Rygel does not have a policy against such investments because such a prohibition would unnecessarily limit investment opportunities. In that case, however, a conflict of interest may exist between the interests of the client for whose account the security was purchased and the interests of Payden & Rygel. For example, Payden & Rygel may manage corporate cash for Alpha Company whose management is soliciting proxies. Payden & Rygel has purchased Alpha Company’s securities for the account of Beta Company, another Payden & Rygel client. Moreover, Beta Company’s policies would suggest Payden & Rygel should vote against the position put forward by Alpha Company’s management. However, voting against Alpha Company management may harm Payden & Rygel’s relationship with Alpha Company’s management. Thus, Payden & Rygel may have an incentive to vote with the management of Alpha Company, and hence has a conflict of interest.
     To ensure that proxy votes are voted in a client’s best interest and unaffected by any conflict of interest that may exist, Payden & Rygel will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows:
     1. If one of Payden & Rygel’s general proxy voting policies described above applies to the proxy issue in question, Payden & Rygel will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the client and not of Payden & Rygel.
     2. However, if the general proxy voting policy does not further the interests of the client, Payden & Rygel will then seek specific instructions from the client.
Revised, effective June 1, 2003

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Offit Hall Capital Management LLC
The Adviser’s Investment Committee will review and make a final decision on the eligibility of any potential investment for the Fund. The members of the Investment Committee are currently Kathryn A. Hall, Morris W. Offit and John Buoymaster. Biographical information concerning members of the Adviser’s Investment Review Committee is set forth below.
Kathryn A. Hall. Ms. Hall has nearly 20 years of capital markets experience. Ms. Hall is a member of the Adviser’s Investment Review Committee. Previously, Ms. Hall was President, Managing Member and a Managing Director of Laurel Management Company, LLC. Currently, Ms. Hall is a Trustee of Princeton University, a member of the Board of Directors of Princeton University Investment Company, the Stanford Management Company, which oversees the Stanford endowments, and is a Director of the American Century Mountain View Funds. She serves as Trustee and Chair of the Investment Committee of the UCSF Foundation and is on the Board of the Thacher School. She previously served on the Board of Trustees of Mills College, the San Francisco Day School, and the Board of Yerba Buena for the Arts. Ms. Hall graduated cum laude from Princeton University in 1980 with an A.B. in Economics. She received an MBA from Stanford Graduate School of Business in 1984.
Morris W. Offit. Mr. Offit is Co-Chairman and Co-Chief Executive Officer of the Adviser. He is a member of the Adviser’s Investment Review Committee. He previously was founder and CEO of OFFITBANK, a wealth management private bank, which merged into Wachovia Bank in 1999. Mr. Offit is a Trustee of The Johns Hopkins University where he served as Chairman of the Board (1990-1996). He is also a Trustee of the Jewish Museum where he served as Chairman of the Board (1987-1991). Mr. Offit is President of UJA-Federation of New York and previously served as Chairman of the Board (2001-2004). Mr. Offit received a BA from The Johns Hopkins University and an MBA from the Wharton School of the University of Pennsylvania. He was the recipient of an Honorary Degree of Doctor of Humane Letters from The Johns Hopkins University.
John W. Buoymaster. John W. Buoymaster is a Managing Director and the Director of Investment Advisory Services of the Adviser. He is also a member of the Adviser’s Investment Review Committee. Previously, he was a Vice President in the San Francisco office of J.P. Morgan & Co. Incorporated, where he advised individuals and families on investment strategy, portfolio structuring and generational planning. From October 1977 through October 1991, Mr. Buoymaster was associated with the San Francisco and Palo Alto law firm of Cooley Godward Castro Huddleson & Tatum, and was a partner in that firm from January 1984 until October 1991. His practice concentrated in estate and tax planning and estate and trust administration, primarily for venture capitalists and founders of emerging companies. Mr. Buoymaster is a member of the Investment Committee of The Children’s Health Council (Palo Alto), and a member of the Advisory Board for Kohlberg Investors IV and V, L.P., which are private investment partnerships. He is also on the Planned Giving Advisory Committees for KQED, and The California Academy of Sciences. He is the Chair of the Planned Giving Executive Committee at Williams College. He previously served as a director or trustee of various non-profit organizations, including Marin Country Day School, The Little School (San Francisco), Goodwill Industries of San Francisco, San Mateo and Marin Counties, and the Children’s Health Council (Palo Alto). Mr. Buoymaster graduated magna cum laude from Williams College in 1974, with a Bachelor of Arts in Economics. He graduated from Stanford Law School in 1977.
Ms. Hall is currently and has been since Fund inception primarily responsible for the day-to-day management of the Fund.

The table below describes certain information regarding the accounts that Ms. Hall, either alone or together with other Managing Directors of the Adviser, managed or advised as of March 31, 2006:

			Number of
			Accounts
			Managed	Assets Managed
			for which	for which
			Investment	Investment
	Number of		Advisory Fee is	Advisory Fee is
	Accounts	Total Assets	Performance-	Performance-
Type of Account	Managed	Managed	Based	Based
Registered Investment Companies	1	$149,818,000	0	$0
Other Pooled Investment Vehicles	5	$887,017,000	1	$32,520,000
Other Accounts (Advisory Clients)	123	$18,462,101,000	2	$668,437,000
Ms. Hall manages or advises accounts for many clients. There are certain inherent conflicts of interest between the Fund and other clients for which the Adviser acts as investment adviser or portfolio manager. In particular, some of these clients may seek to invest in the same portfolio funds as the Fund or to dispose of some investments the Fund is seeking to acquire. In addition, the Adviser may have conflicts of interest in the allocation of management and staff time, services and functions between the Fund and other entities.
Offit Hall seeks to manage such potential conflicts among its clients, including the Fund, through allocation policies and procedures (the “Allocation Policies”), which the Adviser has developed to provide assurances that no one client, regardless of type, is intentionally favored at the expense of another. The Allocation Policies are reasonably designed to address potential conflicts in situations where two or more client accounts participate in investment decisions involving the same Portfolio Funds.
Under the Allocation Policies, the Adviser will allocate investment opportunities in a manner that it believes in good faith to be in the best interest of all the accounts involved and will in general allocate investment opportunities believed to be appropriate for both the Fund and other accounts on an equitable basis; however, there can be no assurance that a particular investment opportunity that comes to the attention of the Adviser will be allocated in any particular manner.
In addition, Ms. Hall, like all Adviser personnel, is required to adhere to the Adviser’s Code of Ethics concerning personal investments.
Because clients advised by the Adviser have different investment objectives or considerations than the Fund, decisions for each such client are made separately and independently in light of the objectives and purposes of such accounts. In addition, the Adviser does not devote its full time and attention to the Fund and will only be required to devote such time and attention to the Fund as it, in its sole discretion, deems necessary for the management of the Fund.
Ms. Hall’s compensation generally consists of base salary, bonus and equity ownership in the Adviser. In addition, she is eligible for the standard retirement benefits and health and welfare benefits available to all Adviser employees.
Pzena Investment Management, LLC
Investment decisions for the Fund are made by a three-person investment team consisting of Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of each of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process. Richard S. Pzena and John P. Goetz are currently and have been since Fund inception responsible for providing sub-advisory services to the Fund. Antonio DeSpirito, III has also been responsible for providing sub-advisory services to the Fund since January 1, 2006.

The business backgrounds of each member of the investment team responsible for overseeing the Fund’s investments are:
Richard S. Pzena — Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder of Pzena. Rich has worked in investment management since 1986; has been with PIM since 1995. Education: B.S. and M.B.A., The Wharton School of the University of Pennsylvania.
John P. Goetz — Managing Principal and Co-Chief Investment Officer. John has worked in investment management since 1996; has been with PIM since 1996, and has managed assets in the Fund since inception. Education: B.A. Wheaton College; M.B.A., Kellogg School, Northwestern University.
Antonio DeSpirito, III — Principal and (effective January 1, 2006) Large Cap Portfolio Manager. Tony has been with PIM since 1996. Previously, Tony was one of the Portfolio Managers for PIM’s Small Cap Value Services. Education: B.S., the Wharton School of the University of Pennsylvania; J.D. Harvard Law School in 1993.
Sub-Adviser Portfolio Manager Disclosure
Pzena Investment Management, LLC

	Number of Other Accounts					Number of Accounts & Assets for
	Managed & Assets by Account Type					Which Advisory Fee
	as of March 31, 2006					is Performance Based as of March 31, 2006

			Other				Other
	Registered		Pooled			Registered	Pooled
	Investment		Investment	Other		Investment	Investment	Other
Portfolio Manager	Companies		Vehicles	Accounts		Companies	Vehicles	Accounts
Pzena Investment Management	9($6,570.7 million)		108($2,538.4 million)	401($8,10,563.3 million)		0	1($37.1 million)	9($1,552.7 million)
Richard S. Pzena(1)	9($6,570.7 million)		108($2,538.4 million)	372($	10,563.3 million)	0	1($37.1 million)	9($1,552.7 million)
John Goetz(1)	9($6,570.7 million)		108($2,538.4 million)	372($	10,563.3 million)	0	1($37.1 million)	9($1,552.7 million)
Antonio DeSpirito, III(1)	6($	475 million)	36($1,594.7 million)	94($	3,981.9 million)	0	0	5($7,908.7 million)

(1)	Pzena Investment Management is a registered investment adviser that follows a classic value investment approach. As of March 31, 2006, the firm manages approximately $19.8 billion in assets for separate accounts under seven separate asset strategies: Value, Small Cap Value, Mid Cap Value, Large Cap Value and All-Cap Value. Investment decisions for each strategy are made by a three-person investment team. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of each of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.
     Potential Conflicts of Interest. In PIM’s view, conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of PIM’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and PIM’s policy or procedure for handling them. Although PIM has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.
The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. PIM seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product-specific basis. Thus, all value Accounts, whether they be Fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, PIM has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, PIM may choose to allocate the executed shares pro rata, or on a random basis. As with all trade allocations, each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an Account from an otherwise acceptable IPO or new issue investment include the Account having NASD restricted person status, lack of available cash to make the purchase, or a client-imposed trading prohibition on IPOs or on the business of the issuer.
With respect to securities transactions for the Accounts, PIM determines which broker to use to execute each order, consistent with its duty to seek best execution. PIM will bunch or aggregate like orders where doing so will be beneficial to the Accounts. However, with respect to certain Accounts, PIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, PIM may place separate, non-simultaneous, transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.
Conflicts of interest may arise when members of the portfolio management team trade personally in securities investments made or to be made for the Fund or other Accounts. To address this, PIM has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund Limited Partners’ interests) or its current investment strategy. The Code of Ethics generally requires that most transactions in securities by PIM’s Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. Access Person is defined to include persons who have access to non-public information about client securities transactions, or portfolio recommendations or holdings, and thus covers all of PIM’s full-time employees except those whose job functions are solely clerical. In addition, no access person, including an investment person, shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of securities which (i) are issued by a mutual fund which is advised or sub-advised by PIM, or (ii) are the same (or equivalent) securities purchased or sold by or on behalf of the advisory accounts unless and until the advisory accounts have effected a transaction which is the same as the access person’s contemplated transaction. Finally, orders for proprietary accounts (i.e., accounts of PIM’s principals, affiliates or employees or their immediate family which are managed by PIM) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.
Proxy voting for the Fund and the other Accounts’ securities holdings may also pose certain conflicts. PIM has identified the following areas of concern: (1) where PIM manages the assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more Accounts; (2) where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; and (3) where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. PIM’s proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.
PIM manages some Accounts under performance-based fee arrangements. PIM recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, PIM generally requires portfolio decisions to be made on a product specific basis. PIM also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, PIM requires average pricing of all aggregated orders. Finally, PIM has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.
Portfolio managers and other investment professionals at PIM are compensated through a combination of base salary, performance bonus and equity ownership, if appropriate due to superior performance. PIM avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Ultimately, equity ownership is the primary tool used by PIM for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests.
All shares are voting shares (i.e., not phantom stock). The equity ownership in PIM as of December 31, 2005 of each member of the investment team who makes investment decisions for the Fund is as follows:

Richard S. Pzena	Greater than 25% but less than 50%

John P. Goetz	Greater than 10% but less than 25%

Antonio DeSpirito, III	Less than 10%
The portfolio managers do not, and are not eligible to, own any Units of the Fund.
Payden & Rygel
Payden & Rygel’s investment management philosophy is founded on a team approach to investing. The Investment Policy Committee, composed of six managing principals including Brian Matthews, sets overall policy for all portfolios managed by Payden & Rygel, including the Fund’s assets. The group at Payden & Rygel responsible for day-to-day portfolio management of the Fund’s assets, the Core Bond Strategy Group, which is headed by Brian Matthews, manages $14.50 billion in assets as of March 31, 2006 and is responsible for executing that policy. Set forth in the chart below are the total number of all accounts, and the total assets for those accounts, for which Mr. Matthews, Ms. Syal and Mr. Salvay are directly assigned day-to-day responsibility as of March 31, 2006.
Set forth below are the portfolio managers of Payden & Rygel primarily responsible for the day-to-day management of the Fund’s assets.

			Years with	Business
Name	Title	Responsibilities	Firm	Experience
Brian W. Matthews	Managing Principal	Investment Policy Committee; Director, Core Bond Strategies Group	20	Payden & Rygel
Mary Beth Syal	Managing Principal	Senior Portfolio Manager	15	Payden & Rygel
Michael E. Salvay	Managing Director	Senior Core Bond Strategist	8	Payden & Rygel
Payden & Rygel’s investment management structure employs a team approach. As part of this process, the IPC relies upon two internal groups when formulating its investment policy. The first group, or the investment strategy group, is comprised of investment strategists and traders. The second group involved in the portfolio process, the portfolio management group, is comprised of professionals who have significant strategy and trading experience and/or have earned the CFA designation.

Brian W. Matthews, CFA. As a member of the firm’s IPC and Director of the Core Bond Strategies Group, Mr. Matthews’ primary role is to develop a portfolio structure that reflects both the macro mandates of Payden & Rygel’s IPC and the securities that are available in the market. Together with the IPC, Mr. Matthews has discretion over major decisions such as duration or portfolio sector weights.
Michael E. Salvay, CFA, Senior Core Bond Strategist and David Vick, Core Bond Strategist. Mr. Salvay, along with his team including in particular Mr. Vick, implements the policy approved by the IPC and within the context of individual client guidelines. Mr. Salvay and Mr. Vick and the appropriate sector specialists have the authority to pick individual securities within the authorized allocations. Mr. Salvay and Mr. Vick review all portfolio holdings on a regular basis.
Mary Beth Syal, CFA, Senior Portfolio Manager. Ms. Syal focuses on client-related issues when structuring portfolios. As such, she is the main contact with the client. Ms. Syal is responsible for identifying and communicating client objectives, constraints, risk tolerances and time horizons to the investment strategy group. Because Payden & Rygel believes that client issues are as important as market issues, the interchange between the portfolio managers and portfolio strategists is critical. Ms. Syal reviews all portfolio holdings on a regular basis.
Each of these individuals is currently and has been since Fund inception responsible for providing sub-advisory services to the Fund.

				# of
				Accounts
				Managed
				that	Total Assets
				Advisory	that
Name of Portfolio Manager		Total # of		Fee	Advisory Fee
or		Accounts		Based on	Based on
Team Member	Type of Accounts	Managed	Total Assets	Performance	Performance
	Registered Investment	4	$1.035 billion	0	$0
1.Brian W. Matthews	Companies:
	Other Pooled Investment	2	$0.657 billion	0	$0
	Vehicles:
	Other Accounts:	36	$8.837 billion	0	$0

	Registered Investment	3	$0.077 billion	0	$0
2. Mary Beth Syal	Companies:
	Other Pooled Investment	0	$ 0	0	$0
	Vehicles:
	Other Accounts:	31	$0.746 billion	0	$0

	Registered Investment	4	$1.035 billion	0	$0
3. Michael E. Salvay	Companies:
	Other Pooled Investment	2	$0.657 billion	0	$0
	Vehicles:
	Other Accounts:	26	$6.973 billion	0	$0
Compensation of Payden & Rygel Portfolio Managers. In addition to highly competitive base salaries, each portfolio manager receives annual cash bonuses based on merit and corporate profitability. Bonuses are extended to all members of the firm.
Key personnel, including portfolio managers, receive either a deferred compensation plan or equity ownership in the company. Incentive compensation is based partially on individual performance and partially on the firm’s performance. Bonuses are not based on asset growth or returns. The percentage of compensation, which is base salary plus bonus, or equity incentives, varies between individual investment professionals.
Payden & Rygel does not compensate directly on performance of individual portfolios, business brought in or any other specific measure. Cash bonuses are determined based on overall contribution and are subjective. Payden & Rygel believes that basing compensation on specific measures such as investment performance can at times create conflicts of interest.
As a fiduciary, Payden & Rygel has an affirmative duty of care, loyalty, honesty and good faith to act in the best interests of its clients. Compliance with this duty can be achieved by trying to avoid conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to any client. This policy establishes only the framework within which Payden & Rygel operates its business. Thus, if an employee is uncertain whether a conflict of interest exists, the employee should always seek further clarification by contacting Payden & Rygel’s Chief Compliance Officer.
Conflicts Among Client Accounts. Conflicts of interest may arise where Payden & Rygel or its employees have reason to favor the interests of one client over another, e.g., larger accounts over smaller accounts, or accounts compensated by performance fees over accounts not so compensated. In such a situation, Payden & Rygel and its employees are specifically prohibited from engaging in any inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty.
Client Accounts: Trade Allocation/Aggregation Policy. To maintain efficient trading operations and to ensure that its clients enjoy the benefits of such efficient operations, Payden & Rygel often trades securities in large dollar amounts, which are then allocated in smaller amounts among several client accounts. Clients generally benefit from this process because these “block trades” are transacted at a price that may not be available in smaller size trades. Whether allocating block trades among client accounts, or allocating investment opportunities (e.g., allocation of opportunities to invest in initial public offerings or other new issues), or determining how to aggregate equitably trades for two or more clients, Payden & Rygel’s goal and procedures are the same in each case. It seeks to treat similar client portfolios with similar investment strategies fairly with no client receiving preferential treatment over another client. Thus, when purchasing a security that is suitable for more than one client account with similar investment strategies, the basic procedure of the Payden & Rygel’s traders is to allocate the purchase of the security on a pro rata basis across all such accounts.
The portfolio managers do not, and are not eligible to, own any Units of the Fund.
State Street Global Advisors
SSgA FM manages the Fund’s assets allocated to it using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the Portfolio include the following:
David Chin. Mr. Chin is a Principal of SSgA and SSgA FM. He joined the firm in 1999 and is a member of the firm’s Global Structure Products Team. He is responsible for managing both U.S. and international funds. Prior to joining SSgA in 1999, Mr. Chin was a product analyst in the Analytical Services Group at Frank Russell Company. Mr. Chin has been working in the investment management field since 1992. Mr. Chin holds a BS in Management Information Systems from the University of Massachusetts/ Boston and an MBA from the University of Arizona.
Kala S. Croce. Ms. Croce is a Principal of SSgA and SSgA FM. She joined the firm in 1995 and is a senior member of the firm’s Global Structured Products Team. Ms. Croce is responsible for managing both domestic and international equity index portfolios. Prior to joining SSgA in 1995, she worked in State Street Corporations’ Mutual Funds division in the United States, as well as in Canada and Germany. Ms. Croce holds a BS degree in Accounting from Lehigh University and an MBA degree in International Business from Bentley College. She is a member of the CFA Institute and the Boston Security Analysts Society. Ms. Croce is currently a Level III candidate of the Chartered Financial Analyst Program.
Mr. Chin is currently and has been since Fund inception responsible for providing sub-advisory services to the Fund. Ms. Croce has also been responsible for providing sub-advisory services to the Fund since March 31, 2006.
The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e., equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.
A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the portfolio manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.
A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.
A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.
SSgA FM manages the Fund’s assets using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management of the Fund’s assets and assets under management in those accounts as of March 31, 2006:

	Registered		Pooled				Total
	Investment	Assets	Investment	Assets		Assets	Assets
Portfolio	Company	Managed	Vehicle	Managed	Other	Managed	Managed
Manager	Accounts	($ billions)	Accounts	($ billions)	Accounts	($ billions)	($ billions)
David Chin	4 funds	$.9	7 funds	$21.0	8 accounts	$13.7	$35.6
Kala Croce	7 funds	$5.3	2 funds	$7.3	14 accounts	$6.0	$18.6
As indicated in the table above, portfolio managers at SSgA FM may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.
The portfolio managers do not, and are not eligible to, own any Units of the Fund.

Item 9. Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.
There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.
Item 10. Submission Of Matters To A Vote Of Security Holders.
The Registrant did not have in place procedures by which unitholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls And Procedures.
(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.
(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not Applicable — See Item 2 Above.
(b)(1) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 to be filed with Form N-CSR are attached hereto.
(b)(2) Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the Form N-CSR is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Kiewit Investment Fund LLLP

By: /s/ Robert L. Giles, Jr. Robert L. Giles, Jr.
President
June 09, 2006
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Robert L. Giles, Jr. Robert L. Giles, Jr.
President
June 09, 2006

By: /s/ Denise A. Meredith Denise A. Meredith
Treasurer
June 09, 2006